As filed with the U.S. Securities and Exchange Commission on April 26, 2021
Registration No. 333-89488
& 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 41	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Ave. S., Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Deferred Variable Annuity (05)
Thrivent Variable Annuity Account I

Statutory Prospectus
April 30, 2021
This Prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract (form # W-BC-FPVA) offered since 2005 by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. It also describes the flexible premium variable annuity contract we began offering in 2002 (the “Prior Contract”) (form# W-BB-FPVA).
This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract; we reserve the right to prospectively restrict availability of certain optional features. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all Portfolios available under your Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES (Current Contract W-BC-FPVA (05) Issued from May 2005 through the present)				Location in Statutory Prospectus
Charges for Early Withdrawals	If you request a full or partial surrender within the first 7 Contract Years, you may be assessed a Surrender Charge. The maximum Surrender Charge is 7% during the first year and declines by 1% annually. If you make a full or partial surrender in the first 7 Contract Years, you could pay a Surrender Charge of up to $7,000 on a $100,000 investment.			Charges-Surrender Charge
Transaction Charges	In addition to Surrender Charges, there may also be charges for other transactions.			Charges
	♦ A transfer charge of $25 for exceeding 12 Subaccount transfers in a Contract Year.
	♦ You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Accumulated Value in each Subaccount)
	Contract Years 1-7	0.0%	1.25%
	Contract Years 8+	0.0%	1.15%
	Investment options Portfolio fees and expenses (as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	3.20%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0.0%	0.20%
	Premium Accumulation Death Benefit (PADB)	0.0%	0.40%
	Earnings Addition Death Benefit (EADB)	0.0%	0.25%
	MADB and PADB	0.0%	0.50%
	MADB and EADB	0.0%	0.35%
	PADB and EADB	0.0%	0.55%
	MADB and PADB and EADB	0.0%	0.65%

	Return Protection Allocation (RPA) as a percentage of assets in the RPA subaccounts)	0.0%	0.75%
	MADB and RPA	0.0%	0.95%
	Guaranteed Lifetime Withdrawal Benefit Rider Charge	0.0%	1.25%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.
	Lowest Annual Cost: $1,506	Highest Annual Cost: $5,097
	Assumes:	Assumes:
	♦ Investment of $100,000	♦ Investment of $100,000
	♦ 5% annual appreciation	♦ 5% annual appreciation
	♦ Least expensive Portfolio fees and expenses	♦ Most expensive combination of Portfolio fees and expenses.
	♦ No optional benefits or riders	♦ All three Optional Death Benefits. MADB and EADB and PADB
	♦ No sales charges	♦ No sales charges
	♦ No additional purchase payments, transfers or withdrawals	♦ No additional purchase payments, transfers or withdrawals
RISKS
Risk of Loss	You can lose money investing in the Contract.			Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. The Contract has a 7-year Surrender Charge from the date the Contract was issued that may decrease the surrender value.			Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.			Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.			Principal Risks of Investing in the Contract
RESTRICTIONS
Investments	♦ The amount transferred from the fixed account in any Contract Year may not exceed the greater of $500 and 10% of the Accumulated Value in the Fixed Account.			Purchases and Contract Value-Fixed Account
♦ Premium amounts of $1 million or greater require prior approval. We reserve the right to limit the total of all premiums paid under the Contract to $1 million. Additional premiums must be at least $50.
♦ We reserve the right to add, remove or substitute investment options.
Optional Benefits	You may only select Optional Living or Optional Death Benefits at the time of issue. The GLWB Rider cannot be added along with any Optional Death Benefits.			Benefits Available Under the Contract

TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Financial professionals receive compensation for selling the Contracts. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ Accumulated Value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

FEES AND EXPENSES (Prior Contract W-BB-FPVA (02) Issued between November 2002 & May 2005)				Location in Statutory Prospectus
Charges for Early Withdrawals	This Contract no longer has surrender charges applied to full or partial surrenders.			Charges-Surrender Charge
Transaction Charges	There may be charges for other transactions.			Charges-Transfer Charges
	♦ A transfer charge of $25 for exceeding 12 transfers in a Contract Year.
	♦ You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily net assets in the Portfolios)	0%	1.25%
	Investment options Portfolio fees and expenses (as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.23%	3.20%
	Optional benefits available for an additional charge (as a percentage of average Contract value)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0%	0.10%
	Premium Accumulation Death Benefit (PADB)	0%	0.25%
	Earnings Addition Death Benefit (EADB)	0%	0.20%
	MADB and PADB	0%	0.30%
	MADB and EADB	0%	0.25%
	PADB and EADB	0%	0.40%
	MADB and PADB and EADB	0%	0.45%
	Return Protection Allocation (RPA) (as a percentage of assets in the RPA subaccounts)	0%	0.75%
	MADB and RPA	0%	0.85%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
	Lowest Annual Cost: $1,506	Highest Annual Cost: $4,902
	Assumes:	Assumes:
	♦ Investment of $100,000	♦ Investment of $100,000
	♦ 5% annual appreciation	♦ 5% annual appreciation
	♦ Least expensive Portfolio fees and expenses.	♦ Most expensive Portfolio fees and expenses.
	♦ No optional benefits	♦ All 3 optional death benefits MADB and EADB and PADB
	♦ No sales charges	♦ No sales charges
	♦ No additional purchase payments, transfers or withdrawals	♦ No additional purchase payments, transfers or withdrawals
RISKS
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the portfolios available under the Contract. Each investment option (including the fixed account) will have its own unique risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.		Principal Risks of Investing in the Contract
RESTRICTIONS
Investments	♦ The amount transferred from the fixed account in any Contract Year may not exceed the greater of $500 and 25% of the Accumulated Value in the Fixed Account.		Purchases and Contract Value – Fixed Account
♦ We reserve the right to add, remove or substitute investment options.
Optional Benefits	Optional living or optional death benefits could only be added at the time the Contract was issued. The optional benefit value is decreased by the same proportion as the Accumulated Value is decreased by a partial surrender. This may reduce the benefit value by an amount greater than the value withdrawn or could terminate the benefit.		Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.		Taxes

CONFLICTS OF INTEREST
Investment Professional Compensation	Financial professionals receive compensation for selling the Contracts. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ Accumulated Value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. There is also an optional living rider, which you may add for an additional charge, where you may take out guaranteed withdrawal amounts for life. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate for?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payment to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either dollar cost averaging program allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a basic death benefit during the accumulation phase for your beneficiaries, ensuring they receive the minimum of your premium payments less any withdrawals. There are also three optional death benefits, which you may add for an additional charge, that may increase the death benefit.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option you select.

Fee Table
The following tables describe the fees and expenses for the current Contract (W-BC-FPVA(05)), that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount being surrendered)[1]	7%
Transfer Charge[2]	$25
[1]	In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year.
[2]	You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add and optional benefit at the time of application and can only select the GLWB Rider, or one or more optional death benefits. You may not have both the GLWB Rider and any of the optional death benefits.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$30	$30
Base Contract Expenses[4]	Years 1-7	Years 8+
Basic Death Benefit	1.25%	1.15%
Maximum Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.20%	0.20%
Premium Accumulation Death Benefit (PADB)	0.40%	0.40%
Earnings Addition Death Benefit (EADB)	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB and PADB and EADB	0.65%	0.65%
Return Protection Allocation (RPA)[5]	0.75%	0.75%
MADB and RPA	0.95%	0.95%
GLWB Rider Risk Charge[6]	1.25%	1.25%
Maximum Total Separate Account Expenses[7]	2.50%	2.40%
[3]	See Charges-Administrative Expenses for more information.
[4]	The risk charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
[5]	See Charges-RPA Charge.
[6]	See Charges-GLWB Risk Charge.
[7]	The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.

Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for surrender of settlement option)	0.25%
Mortality and Expense Risk Charge (after annuitization)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account and the MVA Account in certain limited conditions.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1)fees, and other expenses as of 12/31/2020	0.23%	3.20%
Expenses after reimbursements and/or fee waivers as of 12/31/2020	0.23%	1.20% [8]
[8]	The “Expenses after reimbursements and/or fee waivers as of 12/31/2020” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of optional benefits, the MADB, PADB and EADB Optional Death Benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be9:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$11,391	$19,764	$28,123	$50,471
Minimum Portfolio Expenses:	$ 8,641	$ 11,568	$14,551	$24,250
If you annuitize your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$11,391	$19,764	$25,436	$50,471
Minimum Portfolio Expenses:	$ 8,641	$ 11,568	$ 11,441	$24,250
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$ 5,097	$15,277	$25,436	$50,471
Minimum Portfolio Expenses:	$ 2,161	$ 6,670	$ 11,441	$24,250

[9]	For this example, the following assumptions are used: 0.65% optional benefit charge, 1.25% mortality and expense risk charge (1.15% for years 8 through 10), and portfolio operating expenses ranging from 3.20% to 0.23%.

The following tables describe the fees and expenses for the prior Contract (W-BB-FPVA(02)), that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of excess amount being surrendered)	0% [1]
Transfer Charge[2]	$25
[1]	When the Contracts were originally issued, there was a six-year surrender charge period. All Contracts are now out of the surrender charge period.
[2]	You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expenses	$0	$0
Base Contract Expenses[3]
Basic Death Benefit	1.25%	1.10%
Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.0%	0.10%
Premium Accumulation Death Benefit (PADB)	0.0%	0.25%
Earnings Addition Death Benefit (EADB)	0.0%	0.20%
MADB and PADB	0.0%	0.30%
MADB and EADB	0.0%	0.25%
PADB and EADB	0.0%	0.40%
MADB and PADB and EADB	0.0%	0.45%
Return Protection Allocation (RPA)[4]	0.0%	0.75%
MADB and RPA[5]	0.0%	0.85%
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for surrender of settlement option)[6]	0.25%
Mortality and Expense Risk Charge (after annuitization)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account in certain limited conditions.
[3]	The table shows the current and maximum risk charges for the Prior Contract. On or after the Annuity Date, the risk charge will be 1.25%. See Charges—Risk Charge. The risk charge for a Prior Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
[4]	The current charge is 0.50% for a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
[5]	The current charge is 0.50% for a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.

[6]	If a payee under a settlement option elects to receive a lump sum instead of continuing payments, we will pay the commuted value of the future payments for the remaining guaranteed period. The commuted value is determined by using an interest rate that is 0.25% more than the interest rate used to determine the annuity payments.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service(12b-1) fees, and other expenses)	0.23%	3.20%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [7]
[7]	Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (maximum and minimum) of total operating expenses charged by the Portfolios was between 1.20% to 0.23%. The reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2020, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the Contract has the most expensive combination of optional benefits, the MADB, PADB and EADB Optional Death Benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$4,902	$14,722	$24,561	$49,246
Minimum Portfolio Expenses:	$1,960	$ 6,061	$10,418	$22,537

[8]	For this example, the following assumptions are used: 0.45% optional benefit charge, 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 3.20% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦	Insurance Company Risks. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦	Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦	Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Optional benefits. You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.

General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/FlexDefVA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios of the Fund in which the Subaccount invests, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Fund’s shares attributable to the Contract. On and after the Annuity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.
The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes that each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges

Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the Accumulated Value or begin receiving annuity proceeds, subject to certain exceptions noted below. This surrender charge applies only during the first seven Contract Years. During those years, we calculate the surrender charge as a percentage of the amount that you surrender. The amount surrendered to pay the surrender charge is subject to the surrender charge.
Surrender Charges
Contract Year	Percent Applied
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%

Waiver of Surrender Charges
After Contract Year seven, there is no charge for making surrenders. In addition, during the first seven Contract Years we will limit or waive surrender charges as follows:
♦	Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no surrender charge applied to amounts you elect to have paid under:
(1) A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the accumulation period and the payment period equal or exceed the Surrender Charge period and the proceeds are not subsequently withdrawn.
(2) Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.
For Florida contracts this provision applies after Contract year one.
♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value that you may surrender without charge in the fourth Contract Year is 10%, not 40%.
♦	Total Disability of the Annuitant. There is no surrender charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract), provided that the total disability begins after the Contract is issued and before the Annuitant attains Age 65. For Maryland contracts the Contract is not required to be in force at the time of disability. We will require proof of total disability satisfactory to us.
♦	Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no surrender charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.
♦	Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no surrender charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.

♦	Loss of the Annuitant’s Job. There is no surrender charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease. The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
The limitations or waivers of surrender charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.
If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.
For Massachusetts contracts the only waiver allowed is Terminal Illness of the Annuitant or the Annuitant’s Spouse.
Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of three basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
♦	Investment Risk. This is the risk that we will need to pay the guarantee associated with an RPA.
As compensation for assuming these risks, we deduct a daily risk charge from the average daily net assets in the Variable Account. Prior to the Annuity Date, the amount of the risk charge depends upon whether your Contract has the Basic Death Benefit only or one or more optional benefits. The Fee Table sets forth above list the risk charges for various optional benefits for a Contract. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We guarantee that the risk charge for your Contract will never exceed the annual rates shown in the Fee Table. On or after the Annuity Date, the risk charge for Annuity Unit Values is 1.25% without the GLWB Rider in effect, or a maximum of 2.50% with the GLWB Rider in effect.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in Overview of the Contract Maintenance of Solvency section.
RPA Charge. We impose a charge for the RPA benefit as a percentage of average daily accumulated value based on the RP Subaccount and allocation period you chose. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.

GLWB Risk Charge. We impose a charge for the GLWB Rider equal to a percentage of the average daily Accumulated Value invested in the Subaccount you chose. This charge is in addition to the Mortality and Expense Risk charge for the Contract. The current effective annual charge for the Rider is as follows, and may not be increased beyond the maximum of 1.25%. This charge is deducted from the Subaccount and reflected in the daily Accumulation Unit Value.
Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderate Allocation Subaccount (only available if premiums were elected to be allocated on or before July 23, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderately Conservative Allocation Subaccount	0.75%	1.25%
The following are the maximum charges for a Contract with the GLWB:
	Guaranteed Maximum Mortality and Expense Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge	Total Risk Charges
Contract Years 1-7	1.25%	1.25%	2.50%
Contract Years 8+	1.15%	1.25%	2.40%
In addition, charges may include the Annual Administrative Charge for Contracts with an Accumulated Value of $15,000 or less.
Administrative Expenses
On each Contract Anniversary, we will deduct an annual administrative charge from the Accumulated Value if:
(1)the Accumulated Value on that day is less than $15,000; and
(2)the sum of all premiums paid less all partial surrenders made on the Contract is less than $15,000; and
(3)the sum of premiums paid less partial surrenders made during that the Contract Year just ended is less than $2,400.
The administrative charge will be $30 or, if less, 2% of the Accumulated Value on that Contract Anniversary. It will be taken from the Contract’s interest in each of the Subaccounts, Fixed Period Allocations, and the Fixed Account in the proportion that the value of each bears to the Contract’s Accumulated Value. For purposes of determining the allocation of the charge, the amount of a Fixed Period Allocation and the amount of the Accumulated Value will include any applicable MVA. If a portion of the charge is to be assessed against Fixed Period Allocations, such allocations will be taken on a first-in, first-out basis.
Transfer Charge
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.

Surrender of Life Income Settlement Option with a Guaranteed Period
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. We calculate the commuted value of the payments remaining in the guaranteed period by using an interest rate that is 0.25% higher than the interest rate that is used to determine the income payable under the life income settlement option.
Limited Exception to Surrender Charges
When the Contract is offered within a Qualified Plan in exchange for another variable annuity previously issued by us which is in a Qualified Plan, we may reduce or waive the surrender charge or the length of time that it applies.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described below.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. We expect your share would be apportioned according to the value you have in the Fixed Account, if any. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a maintenance of solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/FlexDefVA.
General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
♦	the Contract including any attached rider(s), if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.

Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No Beneficiary change shall take effect unless received by Thrivent at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any annual administrative charge is less than $600 and you have not paid a premium during the previous 36-month period. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary and pay you the remaining Accumulated Value.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account, the Fixed Account, or, if available, Fixed Period Allocations. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account or a Fixed Period Allocation depends upon the rate in effect on the date of the allocation and the allocation period chosen.
If your Contract is setup on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Dollar Cost Averaging
You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than RP Subaccounts, the Fixed Account or a Fixed Period Allocation. Dollar cost averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The dollar cost averaging programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the dollar cost averaging program. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar cost averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. At any time, you may establish a dollar cost averaging program to make periodic transfers of at least $200 from the Thrivent Money Market Subaccount to one or more of the Subaccounts but not the Fixed Account. The schedule of periodic transfers may be for one, two, or three years. Premiums and transfers can be added to an existing DCA Money Market account and will transfer out according to the existing transfer schedule. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. You may not include RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the asset rebalancing program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. You may select any date to begin the asset rebalancing program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the asset rebalancing program, you must provide Written Notice to us. The program will not terminate automatically by transferring your allocations to another subaccount.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for the Contract described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of Thrivent Portfolios are sold to other Portfolios, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. We may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Portfolio, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Portfolio’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Portfolio; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Portfolio to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of shares by one or more of the separate accounts, which could have adverse consequences.

Such action could include the sale of Fund by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem from the Fund at net asset value to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Transfers Among Subaccounts
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See the Fee Table for more information on the number of transfers.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request or new premium, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.

Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦	You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦	If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦	Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile contract, then ownership may be transferred only after control has been transferred to the Annuitant.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial professionals and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan; and
♦	Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
The Annuity Date is the date on which we begin paying you an annuity income provided by your Contract’s Accumulated Value. The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. In general, the Annuity Date stated in the Contract is the later of (1) the Contract Anniversary on which the Annuitant attains Age 95 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 95) or (2) seven years after the Issue Age. You may select a date after the Date of Issue as the Annuity Date by giving us Written Notice at least 10 days before both the Annuity Date currently in effect and the new Annuity Date. The new date is subject to our approval and any applicable surrender charge. See Charges. At the Annuity Date stated in your contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Proceeds
The annuity proceeds will be the amount provided by the cash surrender value on the Annuity Date. If the Annuity Date occurs within the first seven Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.
Unless you direct otherwise, the annuity proceeds will be allocated among the Subaccounts and the Fixed Account according to the ratio that each of the Subaccounts and the Fixed Account bears to the cash surrender value, and any amount of the cash surrender value attributable to a Fixed Period Allocation will be applied to the Fixed Account. You may change the allocation among the Subaccounts or make a transfer to a Fixed Annuity by providing us with Written Notice or notice by telephone. Any change in the allocation will be effective at the end of the Valuation Period that we receive your request, and it will affect the amount of future variable annuity payments.
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Date.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using a variable annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date, with either variable annuity based on an assumed investment rate of 3%.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options that your Contract offers are as follows:
♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed period up to 30 years or life expectancy, if greater.
♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
♦	Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
In addition to these settlement options, proceeds may be paid under any other settlement option that you suggest and to which we agree.
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. The lump sum payable on any day is the present value of payments remaining in the guaranteed period, based on variable annuity unit values on the date the lump sum is elected and the interest rate used to determine the income payable plus 0.25%.
If an owner or payee dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the settlement option at least as rapidly as payments were being paid under that settlement option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.
Upon your election to have a partial surrender paid under a settlement option we will no longer accept any premium payments.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid to the annuity table in the Contract for the option that you select. The table is based upon an Assumed Investment Rate (“AIR”) and shows the amount of the initial annuity payment for each $1,000 applied. The AIR is the interest rate used to determine the amount of the variable annuity payments. The AIR affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. You may select an AIR of 3%, 4%, or 5% when you choose a variable annuity settlement option. If you select an AIR of 5%, you will receive a higher initial payment, but subsequent payments will rise more slowly or fall more rapidly than if you select an AIR of 3% or 4%. If the actual investment experience is equal to the AIR that you choose, your annuity payments will remain level.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period unless you request a change in the allocation or you have selected a joint and survivor life income settlement option with a reduced payment after the first payee dies. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity table in the Contract is based on the mortality table specified in the Contract. Under that table, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
The Contract contains a formula for adjusting the Age of the Annuitant based on the date when the annuity payments begin for purposes of determining the monthly annuity payments. If the annuity payments began prior to 2010, there is no age adjustment. If the annuity payments began during the years 2010 through 2019, the Annuitant’s Age is reduced one year. For each decade thereafter, the Annuitant’s Age is reduced one additional year.
An age adjustment results in a reduction in the monthly annuity payments that would otherwise be made. Therefore, if the rates we are using are those shown in the annuity tables contained in the Contract, it may be advantageous for you to begin receiving annuity payments on a date that immediately precedes the date on which an age adjustment would occur under the Contract. For example, the annuity payment rates in the annuity tables for an Annuitant who begins receiving annuity payments in the year 2020 are the same as those for annuity payments which begin 12 months earlier, even though the Annuitant is one year older, because the new decade results in the Annuitant’s age being reduced an additional year. Our current annuity rates, unlike the guaranteed rates, do not involve any age adjustment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (1) x (2) x (3) where:
(1)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(2)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Net Investment Factor described earlier in this Prospectus.
(3)Is a discount factor equivalent to the assumed investment rate.
The risk charge assessed against Annuity Unit Values is 1.25%.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Basic Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date.	Standard	None	None	None
Maximum Anniversary Death Benefit (MADB)	Can increase the amount of the death benefit if the Accumulated Value is higher on a Contract Anniversary up to age 80.	Optional	0.20%	0.20%	Only available at issue if no more than issue age nearest 75. This is not available is GLWB Rider is selected.
Premium Accumulation Death Benefit (PADB)	Can increase the amount of the death benefit at a 5% annual interest rate.	Optional	0.40%	0.40%	Only available at issue if no more than issue age nearest 75. This is not available is GLWB Rider is selected.
Earnings Addition Death Benefit (EADB)	Can increase the amount of the death benefit by up to 40% of premiums.	Optional	0.25%	0.25%	Only available at issue if no more than issue age nearest 75. This is not available is GLWB Rider is selected.
Living Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to a Guaranteed Annual Withdrawal amount each Contract year for as long as the Rider is inforce.	Optional	2.50%	1.30%	Only available at issue if you are Issue Age 50 or older. The minimum required premium is $25,000. This is not available if any Optional Death Benefits are selected.
Return Protection Allocation (RPA)	Allows you to allocate a set amount to an RP subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years.	Optional	0.75%	0.75%	No longer available as of December 20, 2012.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
Fixed Account	Funds in the Fixed Account will be credited with a guaranteed amount of interest. Interest rates are guaranteed for one year.	Standard	None	None	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the value in the Fixed Account.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing payments drawn from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charges may apply to amounts in excess of the free amount Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	10% free amount is not cumulative.
Total Disability of the Annuitant	There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract).	Standard	None	None	The total disability begins after the Contract is issued and before the Annuitant attains Age 65. For Maryland contracts the Contract is not required to be in force at the time of disability. We will require proof of total disability satisfactory to us.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.
Loss of the Annuitant’s job	There is no Surrender Charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease.	Standard	None	None	The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
Basic Death Benefit
A Basic Death Benefit is payable if the Annuitant dies before the Annuity Date. The Basic Death Benefit is equal to the greater of the Accumulated Value on that day and the adjusted sum of premiums determined as follows:
(1)As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2)As of the day a partial surrender or annual administrative charge is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by that amount.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if an Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit will be the sum of (1) and (2) where
(1)Is the greatest of:
(a)The Basic Death Benefit;
(b)The Maximum Anniversary Death Benefit, if any; and
(c)The Premium Accumulation Death Benefit, if any.
(2) Is the amount of the Earnings Addition Death Benefit, if any.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that any portion of the excess based on amounts in Fixed Period Allocations will be allocated to Thrivent Money Market Subaccount, and any portion of the death proceeds based on an RP Subaccount will be allocated to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
Example of calculation of death proceeds:
Mike died on June 20. Since the Contract’s issue date, Mike contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received due proof of death. The current Accumulated Value of Mike’s Contract on that day was $275,000. The basic death benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders ever exceed the Accumulated Value when we receive satisfactory proof of death. We determined Mike’s basic death benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Basic Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received due proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Mike’s two children are the beneficiaries and are entitled to  1⁄2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Claim Amount Received
July 10	Jennifer	$11	15,000 x $11= $165,000
July 20	David	$ 9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Provisions—Settlement Options.
Death of Annuitant After the Annuity Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any amounts payable will depend on the terms of the settlement option. See Annuity Period—Settlement Options.
Death Benefit Options
Any additional death benefits options must be set up at the time of application. Additional death benefit options may not be added after the Contract is in force.
Additional Death Benefits are only payable if the Annuitant dies before the Annuity Date.
Death Benefit Options are not available if any Annuitant(s) Issue Age (age nearest) is 75 or more.

Maximum Anniversary Death Benefit. If you purchase this option, the Maximum Anniversary Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid or amounts taken after that date:
(1)As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2)As of the day that a partial surrender or annual administrative charge is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after any Annuitant attains Age 80, the Maximum Anniversary Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted as in (1) and (2) above for any premiums paid or amounts taken after that anniversary.
Premium Accumulation Death Benefit. If you purchase this option, the Premium Accumulation Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the lesser of:
(1)The accumulation at 5% effective annual interest (compounded daily) of the premiums received by us adjusted for any partial surrenders and annual administrative charges. As of the day that a partial surrender or annual administrative charge is taken, the accumulated premiums are decreased by the same proportion as the Accumulated Value was decreased by the amount taken; and
(2)Two times the adjusted sum of the premiums determined for the Basic Death Benefit.
The Premium Accumulation Death Benefit on any date after any Annuitant attains Age 80 is equal to the sum of the amount calculated above on the Age 80 Contract Anniversary and any premiums received by us after that anniversary, adjusted as in (1) above for any partial surrenders or annual administrative charges taken after that anniversary.
This optional death benefit is not available for New York and Washington contracts.
Earnings Addition Death Benefit. If you purchase this option, the Earnings Addition Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) will be 40% of the lesser of:
(1)The adjusted sum of premiums determined for the Basic Death Benefit; and
(2)The amount by which the Accumulated Value on that date exceeds the amount determined in clause (1) above.
On any day after any Annuitant attains Age 80, the Earnings Addition Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted for any partial surrenders or annual administrative charges taken after that anniversary. As of a day that a partial surrender or annual administrative charge is taken, the amount calculated on the Age 80 Contract Anniversary is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
This optional death benefit is not available for New York and Washington contracts.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this contract at your death. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, we will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership. The Cash Surrender Value must be paid within five years of the owner’s death. If your successor owner is a natural person, he or she may select an annuity payment option. Payments must begin within one year of your death and must be made over a period that does not extend beyond the life or life expectancy of the successor owner, as applicable. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value, to continue this contract in force as owner.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (the “Rider”) is an optional benefit that allows you to withdraw up to a guaranteed withdrawal amount (GWA) each Contract Year for as long as the Rider is in force. GWA withdrawals are not subject to a surrender charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below. The GWA will vary based on the Age of the Covered Person (or, if there are two Covered Persons, the Age of the younger Covered Person), the amount of premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. These factors determine the applicable Withdrawal Percentage and Benefit Base, described below, that are used to compute the GWA. The second Covered Person must be your Spouse. In Oregon, it may be your Domestic Partner as defined under Oregon Law.

Generally, the longer the GLWB Rider is in place before you begin taking the GWA, the greater the GWA will be. The period of time before you begin taking the GWA is called the GLWB Waiting Period. See GLWB Waiting Period, below. The period of time after you begin taking the GWA is called the GLWB Withdrawal Period. See GLWB Withdrawal Period, below. The GWA will also be affected if you take Excess Partial Surrenders, which are surrender amounts in excess of the GWA in any Contract Year. See Effect of Excess Partial Surrenders, below.
The Rider also guarantees the return of the Accumulated Value on the Rider Date of Issue plus premiums added less adjustments for partial surrenders taken and charges deducted to the Contract Owner’s beneficiary if an Annuitant dies before the Annuity Date and before the foregoing guaranteed amount has been returned through guaranteed withdrawals. This guaranteed amount is called the GLWB Survivor Benefit and is subject to certain conditions. See GLWB Survivor Benefit, below.
We impose a GLWB Risk Charge for this benefit as a percentage of average daily Accumulated Value based on the Subaccount you choose. This charge will not exceed 1.25% and is in addition to the Contract’s Mortality and Expense Risk Charge. See GLWB Risk Charge, below. During the GLWB Withdrawal Period (described below), each Contract Year we will waive surrender charges provided your cumulative surrenders during a Contract Year do not exceed the maximum of the GWA for that Contract Year or 10% of the Accumulated Value at the time the first partial surrender is made in that Contract Year.
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your investment options based on the timing of your Contract purchase. For new Riders and those issued on or after July 24, 2014, the only investment option available is the Thrivent Moderately Conservative Allocation Subaccount.
Effective January 16, 2014, the GLWB Rider is only available for purchase at the time of Contract application, if the GLWB Rider is still being offered. If your Contract was issued prior to January 16, 2014, you may add the GLWB Rider after your Contract is issued, if the GLWB Rider is still being offered. At the Date of Issue of the Rider, all Annuitants must be at least 50 years of age, and no more than 85 years of age. When the GLWB Rider is issued, the premium or the Accumulated Value of the Contract must be at least $25,000. We must provide prior approval before issuing a GLWB Rider if the premium or Contract’s Accumulated Value is equal to or greater than $1 million.
For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:
♦	Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderately Conservative Allocation Subaccount.
If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦	Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderately Conservative Allocation Subaccount

The GLWB Rider is not available while any of the following optional benefits are in force:
♦	Maximum Anniversary Death Benefit;
♦	Premium Accumulation Death Benefit;
♦	Earnings Addition Death Benefit; or
♦	Return Protection Allocation.
If you do have any of the above benefits, they would have to be cancelled before we can issue the GLWB Rider. Neither Dollar Cost Averaging nor Asset Rebalancing is available if you have the GLWB Rider. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the GLWB Rider.
If your Contract is used in a Qualified Plan or 403(b) Plan, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the Federal Tax Status section in the Prospectus. The GLWB Rider is not available within Inherited IRAs and certain employer-sponsored plans. We reserve the right to discontinue or modify our GLWB Rider offering at any time.
GLWB Waiting Period. The GLWB Waiting Period begins when the Rider is issued and continues until you establish your GLWB Calculation Date. During both the GLWB Waiting and Withdrawal Periods, we will compute the Benefit Base, which we use to calculate the amount of GWA. If the GLWB Rider is issued on the Contract’s Date of Issue, the Benefit Base will equal the initial premium into the Contract. Contracts issued prior to January 16, 2014, can add the GLWB Rider after the Contract is issued, if then available. The Benefit Base will equal the Accumulated Value on the Date the Rider is added.
If the Date of Issue of the GLWB Rider is after the Contract’s Date of Issue, the Accumulated Value will be transferred on the Date of Issue of the Rider to the Subaccount elected by you. A Market Value Adjustment will apply to the Accumulated Value that is transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period. The Market Value Adjustment may increase or decrease the amount transferred. See Investment Options—Fixed Period Allocations and the Market Value Adjustment Account for a description of the Market Value Adjustment.
While the GLWB Rider is in force, transfer to another Subaccount is restricted. Restrictions include:
♦	Allocation transfer must be 100% to another Allocation Subaccount (as outlined above as a permissible investment option).
♦	Transfers may only be made if the Benefit Base is increased to equal the Accumulated Value on the Contract Anniversary in accordance with the Rider.
♦	The request to transfer must be made before the end of the valuation day by the 45th day after your Contract Anniversary.
Automatic transfers are not allowed while the GLWB Rider is in force.
Benefit Base during the GLWB Waiting Period. On each Contract Anniversary during the GLWB Waiting Period, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if such adjustment would increase the Benefit Base. If the Accumulated Value is less than the current Benefit Base, then there is no change to the Benefit Base. The Benefit Base is increased by any premiums that we receive before the GLWB Calculation Date. However, no premiums can be paid within one year from any partial surrender.
During the GLWB Waiting Period, the Benefit Base is decreased in the event a partial surrender is taken or when the annual administrative charge is taken. The Benefit Base is decreased by the amount taken if the Benefit Base is less than or equal to the Accumulated Value. Otherwise, the Benefit Base is decreased by the same proportion that the Accumulated Value is decreased by the amount taken.

Example:
A $5,000 partial surrender is taken from a Contract in which the Accumulated Value is $90,000, but the Benefit Base is $100,000. The resulting Benefit Base would be calculated as follows:
[1- (5,000/90,000)] x 100,000 = $94,444.44
The Benefit Base on the Contract Anniversary that you elect to be the GLWB Calculation Date is adjusted as described above for any premiums allocated and partial surrenders made on or after that Contract Anniversary and before we receive notification of your election of the GLWB Calculation Date.
Covered Person. The person(s) upon whose life(lives) the benefits of this GLWB Rider are based. Each Annuitant is a Covered Person. If there is only one Covered Person at the time you elect the GLWB Calculation Date, you may name your Spouse as the second Covered Person. Your Spouse will then become a Covered Person on the GLWB Calculation Date if:
♦	You are the Annuitant on that date and were the sole Annuitant on the Contract’s Date of Issue; and
♦	Your Spouse is at least Age 62 on the GLWB Calculation Date.
Your Spouse will be this Contract’s sole primary beneficiary beginning on the GLWB Calculation Date. You may change the primary beneficiary only if the second Covered Person is no longer your Spouse or no longer living.
For GLWB Riders issued in Illinois prior to April 30, 2018, you may not name your Spouse as the second Covered Person.
GLWB Withdrawal Period. The GLWB Waiting Period ends and the GLWB Withdrawal Period begins on the GLWB Calculation Date. To elect an eligible Contract Anniversary as the GLWB Calculation Date, you must notify us. We must receive your election within the time period beginning 90 days before that Contract Anniversary and ending the day before the next Contract Anniversary. The Covered Person (or, if there are two Covered Persons, the younger Covered Person) must be at least Age 62 on the GLWB Calculation date and the Contract Anniversary must be on or before the Annuity Date. No further premiums will be accepted after you elect the GLWB Calculation Date. If you do not elect a GLWB Calculation Date before your Annuity Date, the GLWB Calculation Date will be the Annuity Date. Once the GLWB Calculation Date is set, the GWA is calculated. The calculation continues annually until the Rider terminates. No Annual Administrative Charge is deducted during this period. For contracts issued in Illinois, before April 30, 2018, you must notify us of your election within 45 days after the Contract Anniversary that you elect to be the GLWB Calculation Date.
Benefit Base during the GLWB Withdrawal Period. On any Contract Anniversary after we receive notice of your election of the GLWB Calculation Date and on or before the date that the older Annuitant reaches Age 90, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if the adjustment will increase the Benefit Base. After we receive notice of your election of the GLWB Calculation Date, the Benefit Base will be reduced for GLWB Excess Surrenders, defined below, but will not be reduced by the amount of the GWA. The amount of the reduction is described below under Effects of partial surrenders during the GLWB Withdrawal Period.
Withdrawal Percentage. The Withdrawal Percentage is the percentage that is applied to the Benefit Base to determine the GWA. The initial Withdrawal Percentage is determined on the GLWB Calculation Date. The Withdrawal Percentage is based on the Age of the younger Covered Person, the amount of the premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. The initial Withdrawal Percentage is equal to the weighted average of each adjusted premium multiplied by the applicable Percentage Applied from the table below, as follows:
1)the sum of adjusted premiums, each multiplied by its Percentage Applied shown in the table below; divided by
2)the sum of adjusted premiums.

Percentage Applied
If One Covered Person on the GLWB Calculation Date
Age* on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.5%	5.0%	6.0%
57-61	4.0%	4.5	5.5	6.5
62-66	4.0	5.0	6.0	7.0
67-71	4.5	5.5	6.5	7.5
72-76	5.0	6.0	7.0	7.0
77-81	5.5	6.5	6.5	6.5
82+	6.0	6.0	6.0	6.0

If Two Covered Persons on the GLWB Calculation Date
Age** on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.0%	4.5%	5.5%
57-61	3.5%	4.0	5.0	6.0
62-66	3.5	4.5	5.5	6.5
67-71	4.0	5.0	6.0	7.0
72-76	4.5	5.5	6.5	6.5
77-81	5.0	6.0	6.0	6.0
82+	5.5	5.5	5.5	5.5
*If there is one Covered Person on the GLWB Calculation Date, that person’s Age on the date of premium allocation.
**If there are two Covered Persons on the GLWB Calculation Date, the younger Covered Person’s Age on the date of premium allocation.
Each premium payment will be assigned a Percentage Applied. The Withdrawal Percentage used to determine the GWA is calculated as the premium-weighted average of the Percentages Applied.
For example, assume the Accumulated Value at the time the Rider is added is $100,000 and the Covered Person is age 62. Two years later at the Covered Person’s age 64, the Covered Person makes an additional premium of $50,000. Then at age 68, the Covered Person adds another $50,000 premium payment. The Covered Person decides to begin taking the GWA at age 72. From the chart above, the weighted Withdrawal Percentage would be:
[(100,000 x 6%) + (50,000 x 5%) + (50,000 x 4.5%)]	= 5.375%
200,000

If the Covered Person adds a Spouse who is five years younger as the second Covered Person as of the Calculation Date, the weighted Withdrawal Percentage would be:
[(100,000 x 5%) + (50,000 x 4%) + (50,000 x 3.5%)]	= 4.375%
200,000
For purposes of calculating the Withdrawal Percentage, adjusted premiums are determined by subtracting the amount of partial surrenders taken from premiums paid on a last-in, first-out basis at the time the partial surrender is taken. Generally, the Withdrawal Percentage will be higher if premiums are paid earlier and if partial surrenders are made later.
For example, if the Covered Person in the first example above (for a single Covered Person) took a partial surrender of $10,000 at Age 63, and a partial surrender of $5,000 at age 69, the weighted Withdrawal Percentage would be:
[(90,000 x 6%) + (50,000 x 5%) + (45,000 x 4.5%)]	= 5.365%
185,000
In addition, premiums paid on or within three months after a Contract Anniversary will be treated as if they were allocated on that Contract Anniversary and at the Age on that Anniversary. All other premiums allocated during the GLWB Waiting Period will be treated as if they were allocated on the next Contract Anniversary after the date of allocation and at the Age on that Anniversary. Premiums allocated during the first Contract Year of the GLWB Withdrawal Period will be treated as if they were allocated on the GLWB Calculation Date. This treatment of premiums is only for purposes of assigning the Percentage Applied to the adjusted premium amount.
For example, assume an Annuitant’s Contract Anniversary falls on May 1 of each year. If the Annuitant pays a premium on August 1 of the current year (i.e., within 3 months of the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of that year and at the Age on that Contract Anniversary. If the Annuitant pays a premium on September 1 of the current year (i.e., more than 3 months after the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of the following year at the Age on May 1 of the following year.
Guaranteed Withdrawal Amount (GWA). You will need to notify us when you want to begin taking the GWA. The GWA can be withdrawn each Contract Year without a surrender charge. The GWA is determined on the GLWB Calculation Date and each Contract Anniversary thereafter.
If we receive your election of the GLWB Calculation Date more than 45 days after the Contract Anniversary that you elect as the GLWB Calculation Date, a partial-year adjustment of the Guaranteed Withdrawal Amount applies in the first Contract Year of the GLWB Withdrawal Period. The adjusted Guaranteed Withdrawal Amount for that Contract Year is equal to the initial Guaranteed Withdrawal Amount multiplied by the number of days remaining in that Contract Year divided by 365. The partial-year adjustment does not apply to the Guaranteed Withdrawal Amount in subsequent Contract Years. If we receive your election of the GLWB Calculation Date prior to or no more than 45 days after the Contract Anniversary, a partial-year adjustment does not apply in any Contract Year.
The GWA is equal to the Benefit Base (not to exceed $5 million) multiplied by the Withdrawal Percentage. The GWA may change from year to year depending on whether the Benefit Base was increased, as described above, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased during the GLWB Withdrawal Period, the GWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $5,000,000, multiplied by (b) the Withdrawal Percentage, and the GWA will decrease. On any Contract Anniversary that the Benefit Base has increased during the GLWB Withdrawal Period to equal the Accumulated Value in accordance with the Rider, the Withdrawal Percentage will be compared to the Withdrawal Percentages in the following tables based on the current Age of the Covered Person or the younger of the two Covered Persons. The larger of the two Withdrawal Percentages will become the new Withdrawal Percentage. The following tables are based on the Age of the younger Covered Person under your Contract.
If One Covered Person on the GLWB Calculation Date
Age on Contract Anniversary	Attained Age Percentage Applied
67-71	4.50%
72-76	5.00%
77-81	5.50%
82-90	6.00%

If Two Covered Persons on the GLWB Calculation Date
Age on Contract Anniversary*	Attained Age Percentage Applied
67-71	4.00%
72-76	4.50%
77-81	5.00%
82-90	5.50%
*If there were two Covered Persons on the GLWB Calculation Date, Age on Contract Anniversary is the Age of the younger Covered Person on the GLWB Calculation Date increased by one on each Contract Anniversary. If the younger Covered Person dies, for the purpose of determining the Attained Age Percentage Applied, that person’s Age on Contract Anniversary will continue to increase by one on each Contract Anniversary.
The lesser of the increased Benefit Base or $5 million will be multiplied by the new Withdrawal Percentage to determine your new GWA. If the Benefit Base increases, your GWA will increase. Your GWA will not decrease unless your Benefit Base decreases. Any decrease in your GWA is effective on the following Contract Anniversary. No surrender charges will apply when partial surrenders are made during the GLWB Withdrawal Period except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GWA, or (b) 10% of the Accumulated Value at the time of the first partial surrender in that Contract Year. Withdrawals of the GWA are taxed in the same manner as partial surrenders under the Contract. See Taxation of Partial and Full Surrenders.
Withdrawals after your Annuity Date. While the GLWB Rider is in force, beginning on the Annuity Date, you will be required to withdraw a minimum amount from your Contract each year called a Required Withdrawal Amount. While the GLWB Rider is in force, instead of paying the Annuity Income beginning on the Annuity Date according to the Contract, we will pay you an amount equal to the excess, if any, of the Required Withdrawal Amount over the sum of any partial surrenders you have taken during that Contract Year. The Required Withdrawal Amount is the greater of (a) your GWA, and (b) the Accumulated Value at the end of the prior Contract Year multiplied by the Amortization Factor for the older Annuitant’s Age in the current Contract Year. Amortization Factors will not exceed the factors shown in the table below:
Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
90	6.04%	101	10.40%
91	6.24	102	11.28
92	6.47	103	12.36
93	6.71	104	13.70
94	7.00	105	15.43
95	7.31	106	17.72
96	7.66	107	20.93
97	8.06	108	22.63
98	8.52	109	33.30

Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
99	9.05	110	47.14
100	9.67	111+	52.63
Based on your circumstances, you may want to consider annuitizing rather than continuing the GLWB. Before the Annuity Date, you will be informed of your options to continue with the GLWB or to annuitize your contract. If you want the flexibility to increase your partial surrenders or if you want access to the Accumulated Value at any time, you may want to continue the GLWB. If you do not need this flexibility, you should consider annuitizing by electing a settlement option instead. Settlement options may provide higher guaranteed payments and longer guaranteed periods, depending on the option you select.
If a Required Minimum Distribution (RMD) is defined for the Contract by Section 401(a)(9) of the Internal Revenue Code, then at the end of each calendar year, we will pay you an amount equal to the excess, if any, of the RMD determined by us for that calendar year over the sum of any partial surrenders you have taken during that calendar year.
Any amounts that we pay will be treated as partial surrenders under the Contract.
Effects of partial surrenders during the GLWB Withdrawal Period. If the sum of partial surrenders within a Contract Year, excluding any surrenders taken before you notify us of your election of the GLWB Calculation Date, exceeds the greatest of:
♦	the GWA for that Contract Year,
♦	the RMD for that calendar year, if any, as we determine for the Contract, or
♦	if that day is in a Contract Year that began in the prior calendar year, the RMD, if any, for the prior calendar year that we determine for this Contract;
this excess amount is a GLWB Excess Surrender. Any subsequent partial surrender taken within the same Contract Year in which a GLWB Excess Surrender is made will also be considered a GLWB Excess Surrender. A GLWB Excess Surrender affects the calculation of the Benefit Base. If the Benefit Base is less than or equal to the Accumulated Value, the Benefit Base is decreased by the amount of the GLWB Excess Surrender. If the Benefit Base is greater than the Accumulated Value, the Benefit Base is decreased by the same percentage as the Accumulated Value according to the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
No surrender charges will apply to partial surrenders made during the GLWB Withdrawal Period to the extent partial surrenders in a Contract Year do not exceed the greater of the GWA for that Contract Year, or 10% of the Accumulated Value at the time of the first partial surrender in a Contract Year.
GLWB Survivor Benefit. If an Annuitant dies during the GLWB Withdrawal Period and before the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of any death proceeds under the Contract. If an Annuitant dies after the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of the

Accumulated Value of the Contract. The beneficiary should work with a financial professional to determine whether to take a lump sum death benefit, the fixed amount settlement option offered as the Survivor Benefit, or the surrender value of the Survivor Benefit. The beneficiary must notify us of their election to receive the GLWB Survivor Benefit within 60 days after we receive proof of death of an Annuitant. On the date the GLWB Rider is issued, the GLWB Survivor Benefit equals the Accumulated Value. Thereafter, the GLWB Survivor Benefit increases on a day we apply a premium by the amount of the premium, and decreases on a day in which a partial surrender or annual administrative charge is deducted by the amount of the partial surrender or administrative charge. However, if a GLWB Excess Surrender is taken, the GLWB Survivor Benefit is decreased as follows: if the GLWB Survivor Benefit is less than or equal to the Accumulated Value, the Benefit is decreased by the amount of the surrender; or, if the GLWB Survivor Benefit is greater than the Accumulated Value, the benefit is first decreased by the amount of the partial surrender that does not represent the GLWB Excess Surrender. The remaining amount is then decreased by the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
We will pay the GLWB Survivor Benefit in equal amounts under a settlement agreement. Payments will continue until the sum of payments equals the GLWB Survivor Benefit. The payment period will not exceed the life expectancy of the beneficiary.
GLWB Spouse Election. If an Annuitant dies before the Annuity Date and the Spouse of the Annuitant is the sole primary beneficiary, the surviving Spouse may elect to continue the Contract as Annuitant and owner. The Rider will continue in force only if:
♦	The Exchange Date is before the GLWB Calculation Date; or
♦	The Exchange Date is during the GLWB Withdrawal Period and the surviving Spouse was a Covered Person on the date of death.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date.
Termination of the GLWB Rider. You may terminate the GLWB Rider at any time provided it is at least two years after we issued the Rider. The termination will be effective on the date we receive Written Notice from you. The Rider also terminates at the earliest of any of the following events:
♦	the date of Contract termination;
♦	the date we receive satisfactory proof of the death of an Annuitant, except if that Annuitant’s Spouse continues this Contract and Rider;
♦	the date you elect to receive annuity income under the Contract;
♦	the date during the GLWB Waiting Period that the sum of partial surrenders made and annual administrative charges deducted for this Contract exceeds the sum of premiums paid; or
♦	the date during the GLWB Withdrawal Period that the Benefit Base is reduced to zero.

If the Contract terminates because the GWA that is surrendered exceeds the Accumulated Value, we will continue to pay you the GWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
If the GLWB Rider terminates for reasons other than the termination of the entire Contract, the Accumulated Value will remain in the same Subaccount but will no longer be subject to the GLWB Risk Charge, unless you request a different allocation. We account for this by crediting you with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. Once the GLWB Rider terminates, the GLWB Risk Charge will also cease. If the Rider terminates after the Annuity Date and there is Accumulated Value remaining, we will begin paying Annuity Income according to the Contract.
Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through your financial professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.
You purchase a Contract by submitting an application to us through your financial professional. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦	The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established.
♦	How you want your premiums allocated among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations. We reserve the right to limit the number of allocations to subaccounts.
♦	Whether you want to add the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
♦	Whether you want an optional death benefit.
♦	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
♦	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an owner’s and/or annuitant’s Contract is $1 million or greater.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.

Allocation of Premiums
At the end of the Valuation Period during which we approve your application, we will allocate your initial premium among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or by telephone if you have that authorization. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the GLWB Rider, you must allocate 100% of the Accumulated Value to one eligible Subaccount (see GLWB Rider). Premiums may only be paid during the GLWB Waiting period. The minimum Accumulated Value necessary to add the GLWB Rider is $25,000.
The minimum you may allocate to a Fixed Period Allocation is $1,000. If you allocate an amount less than $1,000 to a Fixed Period Allocation, we will allocate that amount to the Thrivent Money Market Subaccount.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
A Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. Please see Maintenance of Solvency for more information.
The Maintenance of Solvency provision applies to the Fixed Account and MVA Account in this Contract. The provision is only invoked in the event the reserves of our fraternal benefit society become impaired. If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Fixed Period Allocations and the Market Value Adjustment Account
You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (“MVA”).
At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Written Notice or notice by telephone to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Thrivent Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.
Market Value Adjustment
A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered. The adjustment is determined by multiplying the total amount surrendered times:
(n/12)
(1 + i)/(1 + j + .0025)	-1
where:
i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender is made;
j is the Treasury Rate for the week prior to the date of surrender for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and
n is the whole number of months remaining in that allocation period.
If a Treasury Rate is not available for a maturity of “n” months, then “j” will be determined by linear interpolation of rates for maturity periods closest to “n” months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.
MVAs will be applied before any surrender charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Thrivent Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.

As an example to illustrate the operation of the MVA formula, assume that a net surrender of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.
For Indiana and New York contracts the Market Value Adjustment is determined by multiplying the amount surrendered by:
(n/12)
(1 + i)/(1 + j)	-1
Additional Information about the Fixed Account and the MVA Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocations.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts, the Fixed Account and the Fixed Period Allocations.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any amount in Fixed Period Allocations, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦	Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount; or

♦	The amount necessary to satisfy a return protection guarantee is added to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦	You make a surrender from that Subaccount;
♦	Transfer charges are applied against the Subaccount; or
♦	The annual administrative charge is applied to the Subaccount.
Accumulation Unit Value. For each Subaccount, there are multiple accumulation unit values, depending upon the different risk charges assessed against the Contracts participating in that Subaccount. A risk charge varies depending on the feature(s) selected. A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)Is the Net Investment Factor for that Subaccount for that period.
Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved that we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the factor representing the risk charges deducted from the Subaccount on a daily basis for the annual product expenses. Total product expenses will vary based on the optional benefits, if any, selected by you for your Contract. See Fee and Expense Tables for specific charges.
Transfers of Accumulated Value
On or before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts, the Fixed Account, and Fixed Period Allocations.
You can request a transfer in two ways:
(1)By giving us Written Notice; or
(2)Notice by telephone.

We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦	Transfers involving the GLWB are restricted as to the timing and the type of Subaccount choice. (See GLWB Waiting Period)
♦	The total amount transferred from a Subaccount, a Fixed Period Allocation, or the Fixed Account must be at least $200. However, if the total value in a Subaccount, a Fixed Period Allocation, or the Fixed Account is less than $200, the entire amount may be transferred. Transfers from a Fixed Period Allocation may be made only within 30 days before the end of its allocation period.
♦	Transfers involving the RPA are restricted as to the timing and Subaccount choices. (See Return Protection Allocations)
♦	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
♦	The amount transferred to a Fixed Period Allocation cannot be less than $1,000.
♦	You may make 12 free transfers in any Contract Year. For each transfer in excess of 12 (excluding automatic transfers made through dollar cost averaging or asset rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Surrenders and Withdrawals
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after making any Market Value Adjustment to amounts in Fixed Period Allocations and deducting any applicable surrender charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Date.
Surrender
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
You may perform certain transactions online or over the telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Taxes—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract increased or decreased by any MVA applied to Fixed Period Allocations and decreased by any surrender charge. See Charges—Surrender Charge (Contingent Deferred Sales Charge).
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $1,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
If there is no MVA, surrender charge, or tax associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the MVA, surrender charge, and any tax.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts, the Fixed Account, and each Fixed Period Allocation according to the ratio for the Contract of the accumulated value (plus any MVA) in each Fixed Period Allocation, each Subaccount, and the Fixed Account to the Accumulated Value (plus any MVA) of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount. Any amounts applied against Fixed Period Allocations will be taken in order from Fixed Period Allocations in first in, first out order.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain settlement options. See Annuity Period—Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a financial professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes. For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial professional. Once we receive the Contract and notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may delay payment of any surrender, death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or

(2) An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦	Other payments are taxed as annuity income payments.
♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). ; or, (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”

Inherited IRAs. An inherited IRA (Traditional or Roth) is an IRA owned by a (i) nonspouse beneficiary of the original IRA owner or qualified retirement plan participant; or (ii) a Spouse beneficiary who elects to receive distributions from the deceased Spouse’s IRA or qualified retirement plan as beneficiary rather than as owner. Contributions cannot be made to an inherited IRA. In addition, other funds cannot be co-mingled with an inherited IRA unless the funds are additional inherited IRA funds from the same original decedent and the same subsequent beneficiaries (if applicable). If there is a taxable portion of distributions, it is subject to ordinary income tax. There is no 10% penalty tax. Funds cannot be kept in an inherited IRA indefinitely. Distributions must occur under the Required Minimum Distribution rules, as they apply to inherited IRAs.
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise  the surrender rights described under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Our financial professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold, and the profitability of the products.
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a range of 0% to 5.64% of premiums paid into the contract. Commission rates are based on the source of funds used to pay the premium and the type of contract, age of the annuitant, issue date of the Contract and the surrender period.
Your financial professional may receive asset-based compensation ranging from 0% to 0.245% of the account value if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0% to 0.99% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.

The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 7% of premiums, plus up to 0.20% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836
Special Terms

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.
Age. The Annuitant’s Issue Age increased by one on each Contract Anniversary. The second Covered Person’s Age on the GLWB Rider, is that person’s age on his or her birthday nearest the Date of Issue increased by one on each Contract Anniversary.
Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date. The date when annuity income payments will begin if an Annuitant is living on that date.
Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Contract. The flexible premium deferred variable annuity contract offered by Thrivent and described in this Prospectus.
Contract Anniversary. The same date in each succeeding year as the Date of Issue.
Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.
Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Covered Person. A person upon whose life the benefits of the Guaranteed Lifetime Withdrawal Benefit Rider are based.
Date of Issue. Generally the date on which the application is signed.
Fixed Account. Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent.
Fixed Period Allocation. An allocation to the MVA Account for a specified allocation period for which the interest rate is guaranteed. Surrenders or transfers from a Fixed Period Allocation may be subject to a Market Value Adjustment.
Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
General Account. The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. An optional Rider that guarantees a minimum lifetime withdrawal amount even if the account is depleted.
Issue Age. The age of the Annuitant on his or her birthday nearest the Date of Issue.
Market Value Adjustment (MVA). A positive or negative adjustment to accumulated value in Fixed Period Allocations when amounts are surrendered from Fixed Period Allocations, except that no adjustments will be applied to surrenders from a Fixed Period Allocation within 30 days before the end of its allocation period.
Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

MVA Account. Market Value Adjustment Account is the account to which an investment in the Fixed Period Allocation is made.
Notice. A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A or similar provisions of the Internal Revenue Code.
Return Protection Allocation (RPA). An optional benefit that allows you to allocate a set amount to an RP subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years. As of December 20, 2012, Return Protection Allocations (RPAs) are no longer available for election under this contract. If you currently have an RPA, the guarantees associated with your benefit will continue through the end of your allocation period.
RP Subaccount. A Subaccount that is chosen when implementing the Return Protection Allocation optional benefit.
Service Center. Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Spouse. An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Surrender Charge. A charge that applies to withdrawals that have not met the waiting period.
Treasury Rate. The weekly average of the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15. If this report is not available for any week, we will use the most recently reported week. If Treasury Rates are no longer available, we will use similar rates as approved by the insurance supervisory officials in the state in which the Contract was delivered.
Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period. The period of time from the determination of Accumulation and Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account. Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent. The Subaccounts are subdivisions of the Variable Account.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/FlexDefVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation – 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation – 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.
The table below identifies which Portfolios are available for use with the Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGE
Thrivent Moderately Conservative Allocation Portfolio	100%

The Statement of Additional Information (SAI) dated April 30, 2021 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract No.C000007338	32037PR R4-21

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2021
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Flexible Premium Deferred Variable Annuity Prospectus dated April 30, 2021 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”) describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/FlexDefVA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through your financial professional. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•	The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established.
•	How you want your premiums allocated among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations. We reserve the right to limit the number of allocations to subaccounts.
•	Whether you want to add the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. Whether you want an optional death benefit.
•	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
•	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an owner’s and/ or annuitant’s Contract is $1 million or greater.
UNDERWRITERS
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2020	2019	2018
$67,608,045	65,441,160	69,340,590
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
When a variable settlement option is issued, the total payment is the sum of the payments from each subaccount.  Each subaccount payment is the number of its annuity units multiplied by that day’s annuity unit value.  The number of annuity units per payment is determined on the settlement option issue date.  Once established, the number of units per payment stays constant unless the subaccounts are reallocated or a joint life income reduction factor is applied.  The number of annuity units on the issue date is the agreement amount divided by the annuity payment rate and then divided by the annuity unit value.  The annuity payment rate is determined using the chosen assumed investment return (AIR) of 3%, 4% or 5% and if a life income, the Annuity 2000 mortality table.  Second and subsequent payments in a subaccount are the number of annuity units multiplied by the payment date’s annuity unit value.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
5

S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers, LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 10, 2021

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2020 and 2019
(in millions)
	2020	2019
Admitted Assets
Bonds	$ 48,054	$ 46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426
Total cash and invested assets	70,824	67,097
Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482
Total Admitted Assets	$109,325	$102,221
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,813	$ 49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408
Total Liabilities	$ 98,626	$ 92,156
Surplus
Unassigned funds	$ 10,698	$ 10,043
Other surplus	1	$ 22
Total Surplus	$ 10,699	$ 10,065
Total Liabilities and Surplus	$109,325	$102,221
(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40
Total Revenues	$8,536	$9,033	$8,963
Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757
Total benefits	7,236	7,292	6,477
Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)
Total expenses and net transfers	318	446	1,098
Total Benefits and Expenses	$7,554	$7,738	$7,575
Gain from Operations before Dividends and Capital Gains and Losses	$ 982	$1,295	$1,388
Dividends	286	329	324
Other	(1)	—	—
Gain from Operations before Capital Gains and Losses	$ 697	$ 966	$1,054
Realized capital gains (losses), net	(40)	24	146
Net Income	$ 657	$ 990	$1,120
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Surplus, Beginning of Year	$10,065	$ 9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—
Surplus, End of Year	$10,699	$10,065	$9,130
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Cash from Operations
Premiums	$ 4,730	$ 5,133	$ 5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745
	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)
Net Cash from Operations	$ 1,298	$ 1,515	$ 1,527
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,274	$ 10,721	$ 7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820
	16,135	14,513	10,519
Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)
	(13,845)	(15,347)	(12,118)
Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3
Net Cash from Investments	$ 109	$ (1,091)	$ (1,775)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 146	$ 115	$ 23
Other	(146)	44	78
Net Cash from Financing and Miscellaneous Sources	$ —	$ 159	101
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 1,407	$ 583	$ (147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 2,054	$ 1,471	$ 1,618
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 3,461	$ 2,054	$ 1,471
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 161	$ 114	$ 91
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
The admitted value of corporate debt securities issued in foreign currencies was $694 million and
$584 million as of December 31, 2020 and 2019, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2020
Due in 1 year or less	$ 4,451	$ 4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963
Total	$51,110	$57,307
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
Less than 12 Months	12 Months or More
Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$ —	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$ 236	$ 21
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$2,663	$ 46	139	$1,338	$ 40
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$ 348	$ 318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)
Fair value	$ 395	$ 351
Unaffiliated Common Stocks:
Cost	$ 987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)
Fair value/statement value	$1,329	$1,737
Affiliated Common Stocks:
Cost	$ 99	$ 90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)
Fair value/statement value	$ 139	$ 151
Affiliated Mutual Funds:
Cost	$ 305	$ 308
Gross unrealized gains	35	21
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 329
Total statement value	$2,156	$2,535
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$ 81	$ 36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$9,645	$9,506
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.
As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6
Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)
Total real estate	$174	$143
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470
Cash Collateral Reinvested:
Open	$ 81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5
Total	$265	$484
Cash collateral liabilities	$265	$479
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2020	2019
Bonds:
Carrying value	$ 54	$ 53
Fair value	54	53
Short-term Investments:
Carrying value	$ 9	$ 39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22
	3,015	3,108	2,855
Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)
Net investment income	$2,951	$3,050	$2,798
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 293	$ 209	$ 198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17
Net gains (losses) on sales	123	152	301
Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5
Total provisions for losses	(31)	4	(13)
Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)
Realized capital gains (losses), net	$ (40)	$ 24	$ 146
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$ 3	$—	$ 3	$ 2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5
Total	$37	$—	$37	$37

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$ 183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$ —	$ —	$ —
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 202	$ —	$ 202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3
Total	$18,424	$ 202	$32,127	$50,753	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$ —	$ —	$ —

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total	$3,922	$—	$ 26	$3,948	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539
(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354
Total	$58,035	$54,701
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.
Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6
The distribution of investments in the separate account assets as of December 31 were as follows:
	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ 1	$ —	$ 1
Non-guaranteed	1,849	1,712	1,774
Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$ 1,849	$ 1,709	$ 1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1
Transfers to separate accounts, net	$ (861)	$ (782)	$ (116)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)
Total incurred	314	506
Paid Related to:
Current year	116	122
Prior years	304	295
Total paid	420	417
Net balance at December 31	$1,097	$1,203
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)
Net premiums	$4,630	$4,967	$4,981
Reinsurance claims recovered	$ 89	$ 81	$ 60
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—
Total	$846	$826
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2020	2019
Unrealized gains and (losses)	$ 691	$ 557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 67	$ 77

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2020	2019
Assets:
Balance, January 1	$ 91	$ 4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89
Balance, December 31	$ 163	$ 91
Liabilities:
Balance, January 1	$ 67	$ 2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74
Balance, December 31	$ 136	$ 67
Transfers
During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$ 21	$ 23	$ 25	$ 2	$ 2	$ 2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4
Net periodic cost	$ (1)	$ 18	$ 10	$ 6	$ 6	$ 10
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Benefit obligation, end of year	$1,316	$1,246	$127	$124
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$ 960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$ —	$ —	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2
Total unfunded liabilities	$ (81)	$ (136)	$(127)	$(123)
Deferred Items:
Net (losses) gains	$ 267	$ 301	$ 4	$ (2)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 186	$ 165	$(123)	$(125)
Accumulated benefit obligation	$1,274	$1,209	$ 127	$ 123
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$267	$267	$—	$ 4	$ 4
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.
The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.
As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.
Other Related Party Transactions
Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I, as indicated in Note 1, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Thrivent Variable Annuity Account I as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2021
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$ 640,526	$—	$ 640,526	$—	$ 640,526	$ 640,526	$—	$ 640,526	$ 478,843	15,562
American Funds IS® Global Growth Class 4	$ 5,712,550	$—	$ 5,712,550	$—	$ 5,712,550	$ 5,712,550	$—	$ 5,712,550	$ 5,198,933	141,225
American Funds IS® Growth-Income Class 1	$ 764,147	$—	$ 764,147	$—	$ 764,147	$ 764,147	$—	$ 764,147	$ 709,026	13,798
American Funds IS® Growth-Income Class 4	$ 5,559,670	$—	$ 5,559,670	$—	$ 5,559,670	$ 5,559,670	$—	$ 5,559,670	$ 5,156,451	102,976
American Funds IS® International Growth and Income Class 4	$ 1,128,128	$—	$ 1,128,128	$—	$ 1,128,128	$ 1,128,128	$—	$ 1,128,128	$ 1,008,638	59,943
American Funds IS® International Class 1	$ 1,261,546	$—	$ 1,261,546	$—	$ 1,261,546	$ 1,261,546	$—	$ 1,261,546	$ 1,091,547	53,365
American Funds IS® International Class 4	$ 1,020,861	$—	$ 1,020,861	$—	$ 1,020,861	$ 1,020,861	$—	$ 1,020,861	$ 888,156	43,908
BlackRock Total Return V.I. Class I	$ 249,847	$—	$ 249,847	$—	$ 249,847	$ 249,847	$—	$ 249,847	$ 246,130	20,149
BlackRock Total Return V.I. Class III	$11,399,787	$—	$11,399,787	$—	$11,399,787	$11,399,787	$—	$11,399,787	$11,844,938	931,355
DFA VA International Small Portfolio	$ 362,877	$—	$ 362,877	$—	$ 362,877	$ 362,877	$—	$ 362,877	$ 347,733	27,470
DFA VA US Targeted Value	$ 1,057,200	$—	$ 1,057,200	$—	$ 1,057,200	$ 1,057,200	$—	$ 1,057,200	$ 1,026,613	57,426
Eaton Vance VT Floating-Rate Income Initial Share Class	$ 1,370,342	$—	$ 1,370,342	$—	$ 1,370,342	$ 1,370,342	$—	$ 1,370,342	$ 1,347,699	151,754
Fidelity® VIP Emerging Markets Initial Class	$ 1,382,046	$—	$ 1,382,046	$—	$ 1,382,046	$ 1,382,046	$—	$ 1,382,046	$ 1,093,812	93,698
Fidelity VIP Emerging Markets Service Class 2	$ 2,436,975	$—	$ 2,436,975	$—	$ 2,436,975	$ 2,436,975	$—	$ 2,436,975	$ 2,154,027	165,331
Fidelity VIP Energy Service Class 2	$ 673,078	$—	$ 673,078	$—	$ 673,078	$ 673,078	$—	$ 673,078	$ 609,212	64,906
Fidelity® VIP International Capital Appreciation Initial Class	$ 553,046	$—	$ 553,046	$—	$ 553,046	$ 553,046	$—	$ 553,046	$ 418,523	24,004
Fidelity VIP International Capital Appreciation Service Class 2	$ 5,064,332	$—	$ 5,064,332	$—	$ 5,064,332	$ 5,064,332	$—	$ 5,064,332	$ 4,677,714	222,022
Fidelity® VIP Value Initial Class	$ 373,257	$—	$ 373,257	$—	$ 373,257	$ 373,257	$—	$ 373,257	$ 348,673	23,402
Fidelity VIP Value Service Class 2	$ 1,707,050	$—	$ 1,707,050	$—	$ 1,707,050	$ 1,707,050	$—	$ 1,707,050	$ 1,479,657	108,729
Franklin Small Cap Value VIP Class 2	$ 1,949,191	$—	$ 1,949,191	$—	$ 1,949,191	$ 1,949,191	$—	$ 1,949,191	$ 1,732,393	134,427
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Core Fixed Income Service Shares	$7,256,760	$—	$7,256,760	$—	$7,256,760	$7,256,760	$—	$7,256,760	$7,279,494	629,381
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ 849,514	$—	$ 849,514	$—	$ 849,514	$ 849,514	$—	$ 849,514	$ 727,293	63,444
Janus Henderson Enterprise Institutional Class	$1,710,641	$—	$1,710,641	$—	$1,710,641	$1,710,641	$—	$1,710,641	$1,372,806	18,158
Janus Henderson VIT Enterprise Service Class	$2,490,231	$—	$2,490,231	$—	$2,490,231	$2,490,231	$—	$2,490,231	$2,232,144	28,473
Janus Henderson VIT Forty Service Class	$6,148,759	$—	$6,148,759	$—	$6,148,759	$6,148,759	$—	$6,148,759	$5,684,557	116,102
John Hancock Core Bond Trust Series I	$ 602,436	$—	$ 602,436	$—	$ 602,436	$ 602,436	$—	$ 602,436	$ 573,129	42,515
John Hancock VIT Core Bond Trust Series II	$2,661,499	$—	$2,661,499	$—	$2,661,499	$2,661,499	$—	$2,661,499	$2,668,918	187,166
John Hancock International Equity Index Trust Series I	$ 193,386	$—	$ 193,386	$—	$ 193,386	$ 193,386	$—	$ 193,386	$ 162,672	9,892
John Hancock International Small Company Trust Series II	$ 358,695	$—	$ 358,695	$—	$ 358,695	$ 358,695	$—	$ 358,695	$ 332,289	24,384
John Hancock Strategic Income Opportunities Trust Series I	$ 405,899	$—	$ 405,899	$—	$ 405,899	$ 405,899	$—	$ 405,899	$ 380,323	28,207
John Hancock Strategic Income Opportunities Trust Series II	$2,327,734	$—	$2,327,734	$—	$2,327,734	$2,327,734	$—	$2,327,734	$2,273,913	160,755
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 198,703	$—	$ 198,703	$—	$ 198,703	$ 198,703	$—	$ 198,703	$ 176,446	3,469
MFS® VIT II - Core Equity Service Class	$1,794,795	$—	$1,794,795	$—	$1,794,795	$1,794,795	$—	$1,794,795	$1,664,618	65,265
MFS® VIT III Global Real Estate Service Class	$ 456,663	$—	$ 456,663	$—	$ 456,663	$ 456,663	$—	$ 456,663	$ 431,790	25,859
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 286,838	$—	$ 286,838	$—	$ 286,838	$ 286,838	$—	$ 286,838	$ 265,345	22,568
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 122,082	$—	$ 122,082	$—	$ 122,082	$ 122,082	$—	$ 122,082	$ 116,366	8,150
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 474,915	$—	$ 474,915	$—	$ 474,915	$ 474,915	$—	$ 474,915	$ 374,596	13,550
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 143,958	$—	$ 143,958	$—	$ 143,958	$ 143,958	$—	$ 143,958	$ 138,872	16,759
MFS® VIT III Mid Cap Value Service Class	$ 640,965	$—	$ 640,965	$—	$ 640,965	$ 640,965	$—	$ 640,965	$ 583,699	75,408
MFS® VIT - New Discovery Series Service Class	$3,101,126	$—	$3,101,126	$—	$3,101,126	$3,101,126	$—	$3,101,126	$2,673,589	131,348
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT II - MFS® Technology Initial Class	$ 1,498,927	$ —	$ 1,498,927	$—	$ 1,498,927	$ 1,498,927	$ —	$ 1,498,927	$ 1,062,292	48,197
MFS® VIT II Technology Service Class	$ 4,798,306	$ —	$ 4,798,306	$—	$ 4,798,306	$ 4,798,306	$ —	$ 4,798,306	$ 4,428,413	164,607
MFS® VIT - MFS® Value Series Initial Class	$ 469,732	$ —	$ 469,732	$—	$ 469,732	$ 469,732	$ —	$ 469,732	$ 450,712	23,026
MFS® VIT Value Series Service Class	$ 768,366	$ —	$ 768,366	$—	$ 768,366	$ 768,366	$ —	$ 768,366	$ 717,780	38,495
PIMCO VIT Emerging Markets Bond Institutional Class	$ 295,297	$ —	$ 295,297	$—	$ 295,297	$ 295,297	$ —	$ 295,297	$ 275,387	21,971
PIMCO VIT Emerging Markets Bond Advisor Class	$ 246,490	$ —	$ 246,490	$—	$ 246,490	$ 246,490	$ —	$ 246,490	$ 240,356	18,340
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 85,241	$ —	$ 85,241	$—	$ 85,241	$ 85,241	$ —	$ 85,241	$ 82,304	6,993
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 863,759	$ —	$ 863,759	$—	$ 863,759	$ 863,759	$ —	$ 863,759	$ 830,112	70,858
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 977,200	$ —	$ 977,200	$—	$ 977,200	$ 977,200	$ —	$ 977,200	$ 990,823	66,161
PIMCO VIT Long-Term US Government Advisor Class	$ 4,366,319	$ —	$ 4,366,319	$—	$ 4,366,319	$ 4,366,319	$ —	$ 4,366,319	$ 4,440,486	295,621
PIMCO VIT Real Return Institutional Class	$ 223,760	$ —	$ 223,760	$—	$ 223,760	$ 223,760	$ —	$ 223,760	$ 202,167	16,075
PIMCO VIT Real Return Advisor Class	$ 5,937,347	$ —	$ 5,937,347	$—	$ 5,937,347	$ 5,937,347	$ —	$ 5,937,347	$ 5,843,453	426,534
Principal Capital Appreciation Class 2	$ 1,833,496	$ —	$ 1,833,496	$—	$ 1,833,496	$ 1,833,496	$ —	$ 1,833,496	$ 1,738,635	54,229
Principal Diversified International	$ 204,193	$ —	$ 204,193	$—	$ 204,193	$ 204,193	$ —	$ 204,193	$ 173,719	11,491
Principal Government & High Quality Bond	$ 249,763	$ —	$ 249,763	$—	$ 249,763	$ 249,763	$ —	$ 249,763	$ 248,833	25,408
Principal Small Cap	$ 364,744	$ —	$ 364,744	$—	$ 364,744	$ 364,744	$ —	$ 364,744	$ 324,964	21,132
Principal VC Equity Income Class 2	$ 2,628,630	$ —	$ 2,628,630	$—	$ 2,628,630	$ 2,628,630	$ —	$ 2,628,630	$ 2,444,689	93,016
Putnam VT International Value Class 1B	$ 320,332	$ —	$ 320,332	$—	$ 320,332	$ 320,332	$ —	$ 320,332	$ 285,762	31,313
Putnam VT Research Class 1B	$ 1,396,070	$ —	$ 1,396,070	$—	$ 1,396,070	$ 1,396,070	$ —	$ 1,396,070	$ 1,300,747	45,534
Templeton Global Bond VIP Class 1	$ 374,605	$ —	$ 374,605	$—	$ 374,605	$ 374,605	$ —	$ 374,605	$ 419,356	25,853
Templeton Global Bond VIP Class 2	$ 799,252	$ —	$ 799,252	$—	$ 799,252	$ 799,252	$ —	$ 799,252	$ 796,209	57,833
Thrivent Aggressive Allocation	$1,315,338,364	$27,785	$1,315,366,149	$—	$1,315,366,149	$1,314,758,534	$607,615	$1,315,366,149	$1,042,098,866	69,830,346
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent All Cap Subaccount	$ 104,215,711	$ —	$ 104,215,711	$ 23,673	$ 104,192,038	$ 103,990,477	$ 201,561	$ 104,192,038	$ 83,626,970	6,313,809
Thrivent Balanced Income Plus	$ 295,943,941	$ 28,375	$ 295,972,316	$ —	$ 295,972,316	$ 295,235,710	$ 736,606	$ 295,972,316	$ 272,403,518	18,595,752
Thrivent Diversified Income Plus	$ 750,628,210	$ 26,836	$ 750,655,046	$ —	$ 750,655,046	$ 749,710,748	$ 944,298	$ 750,655,046	$ 685,048,727	87,668,704
Thrivent ESG Index	$ 6,682,274	$ —	$ 6,682,274	$ —	$ 6,682,274	$ 6,682,274	$ —	$ 6,682,274	$ 6,043,942	526,280
Thrivent Global Stock	$ 214,057,330	$ 36,397	$ 214,093,727	$ —	$ 214,093,727	$ 213,384,331	$ 709,396	$ 214,093,727	$ 170,037,648	15,126,335
Thrivent Government Bond	$ 200,202,206	$ 7,243	$ 200,209,449	$ —	$ 200,209,449	$ 199,971,178	$ 238,271	$ 200,209,449	$ 191,785,871	17,091,287
Thrivent High Yield	$ 268,921,916	$ 10,857	$ 268,932,773	$ —	$ 268,932,773	$ 268,255,305	$ 677,468	$ 268,932,773	$ 272,532,704	57,625,713
Thrivent Income	$ 434,815,257	$ 689	$ 434,815,946	$ —	$ 434,815,946	$ 434,430,021	$ 385,925	$ 434,815,946	$ 400,932,300	37,997,698
Thrivent International Allocation	$ 262,837,321	$ 26,768	$ 262,864,089	$ —	$ 262,864,089	$ 262,464,600	$ 399,489	$ 262,864,089	$ 238,265,009	25,936,699
Thrivent International Index	$ 6,769,981	$ —	$ 6,769,981	$ —	$ 6,769,981	$ 6,769,981	$ —	$ 6,769,981	$ 6,140,515	534,943
Thrivent Large Cap Growth	$1,061,760,380	$ —	$1,061,760,380	$ 9,592	$1,061,750,788	$1,059,866,250	$1,884,538	$1,061,750,788	$ 744,727,110	19,257,712
Thrivent Large Cap Index	$ 946,192,486	$ 29,679	$ 946,222,165	$ —	$ 946,222,165	$ 944,930,359	$1,291,806	$ 946,222,165	$ 605,365,350	18,416,478
Thrivent Large Cap Value	$ 236,511,617	$ 27,932	$ 236,539,549	$ —	$ 236,539,549	$ 235,952,678	$ 586,871	$ 236,539,549	$ 188,276,521	12,330,388
Thrivent Limited Maturity Bond	$ 382,296,139	$ 24,585	$ 382,320,724	$ —	$ 382,320,724	$ 382,102,685	$ 218,039	$ 382,320,724	$ 375,453,462	37,834,246
Thrivent Low Volatility Equity	$ 42,299,248	$ —	$ 42,299,248	$ —	$ 42,299,248	$ 42,299,248	$ —	$ 42,299,248	$ 38,359,310	3,299,010
Thrivent Mid Cap Growth	$ 25,785,096	$ —	$ 25,785,096	$ —	$ 25,785,096	$ 25,785,096	$ —	$ 25,785,096	$ 21,840,009	1,739,720
Thrivent Mid Cap Index	$ 447,438,505	$ 11,605	$ 447,450,110	$ —	$ 447,450,110	$ 447,074,838	$ 375,272	$ 447,450,110	$ 365,137,347	22,229,656
Thrivent Mid Cap Stock	$ 465,003,440	$ —	$ 465,003,440	$ 21,749	$ 464,981,691	$ 463,636,111	$1,345,580	$ 464,981,691	$ 357,348,362	20,496,652
Thrivent Mid Cap Value	$ 2,648,090	$ —	$ 2,648,090	$ —	$ 2,648,090	$ 2,648,090	$ —	$ 2,648,090	$ 2,418,253	202,478
Thrivent Moderate Allocation	$9,858,821,667	$402,720	$9,859,224,387	$ —	$9,859,224,387	$9,851,705,610	$7,518,777	$9,859,224,387	$8,358,909,273	609,189,710
Thrivent Moderately Aggressive Allocation	$6,072,040,511	$174,345	$6,072,214,856	$ —	$6,072,214,856	$6,066,041,771	$6,173,085	$6,072,214,856	$5,027,119,216	349,136,395
Thrivent Moderately Conservative Allocation	$5,315,629,502	$ —	$5,315,629,502	$335,911	$5,315,293,591	$5,310,958,469	$4,335,122	$5,315,293,591	$4,707,992,857	367,411,044
Thrivent Money Market	$ 271,700,819	$ 416	$ 271,701,235	$ —	$ 271,701,235	$ 271,669,059	$ 32,176	$ 271,701,235	$ 271,700,815	271,700,815
Thrivent Multidimensional Income	$ 26,165,131	$ 1,860	$ 26,166,991	$ —	$ 26,166,991	$ 25,994,651	$ 172,340	$ 26,166,991	$ 24,529,745	2,472,163
Thrivent Opportunity Income Plus	$ 222,176,067	$ 13,656	$ 222,189,723	$ —	$ 222,189,723	$ 221,747,977	$ 441,746	$ 222,189,723	$ 218,874,270	21,783,676
Thrivent Partner Emerging Markets Equity	$ 86,960,223	$ 6,078	$ 86,966,301	$ —	$ 86,966,301	$ 86,841,931	$ 124,370	$ 86,966,301	$ 62,067,498	4,839,781
Thrivent Partner Healthcare	$ 246,551,680	$ 2,252	$ 246,553,932	$ —	$ 246,553,932	$ 246,466,745	$ 87,187	$ 246,553,932	$ 169,620,953	8,733,057
Thrivent Real Estate Securities	$ 134,337,319	$ 18,202	$ 134,355,521	$ —	$ 134,355,521	$ 133,997,880	$ 357,641	$ 134,355,521	$ 111,368,304	5,170,380
Thrivent Small Cap Growth Subaccount	$ 63,415,811	$ 165	$ 63,415,976	$ —	$ 63,415,976	$ 63,412,829	$ 3,147	$ 63,415,976	$ 45,310,230	3,495,581
Thrivent Small Cap Index	$ 418,898,828	$ 12,735	$ 418,911,563	$ —	$ 418,911,563	$ 418,558,364	$ 353,199	$ 418,911,563	$ 365,817,394	21,641,585
Thrivent Small Cap Stock	$ 251,971,736	$ 57,747	$ 252,029,483	$ —	$ 252,029,483	$ 251,213,916	$ 815,567	$ 252,029,483	$ 202,874,128	12,040,854
Vanguard® VIF Capital Growth	$ 1,145,847	$ —	$ 1,145,847	$ —	$ 1,145,847	$ 1,145,847	$ —	$ 1,145,847	$ 903,982	25,345
Vanguard® VIF International	$ 2,034,331	$ —	$ 2,034,331	$ —	$ 2,034,331	$ 2,034,331	$ —	$ 2,034,331	$ 1,298,170	46,691
Vanguard® VIF Short-Term Investment-Grade	$ 681,017	$ —	$ 681,017	$ —	$ 681,017	$ 681,017	$ —	$ 681,017	$ 654,548	61,243
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Vanguard® VIF Small Company Growth	$ 798,615	$—	$ 798,615	$—	$ 798,615	$ 798,615	$—	$ 798,615	$ 674,885	32,610
Vanguard® VIF Total Bond Market Index	$8,340,789	$—	$8,340,789	$—	$8,340,789	$8,340,789	$—	$8,340,789	$7,840,695	651,115
Vanguard® VIF Total Stock Market Index	$7,545,779	$—	$7,545,779	$—	$7,545,779	$7,545,779	$—	$7,545,779	$6,090,557	155,390
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$ 4,047	$ (3,139)	$(2,746)	$ (239)	$ (2,077)	$ 92,890	$ 23,658	$ 103,594	$ 220,142
American Funds IS® Global Growth Class 4*	$ 591	$ (12,976)	$ —	$ (4,619)	$ (17,004)	$ 430	$ —	$ 513,617	$ 514,047
American Funds IS® Growth-Income Class 1	$ 8,112	$ (1,972)	$(1,726)	$ (274)	$ 4,140	$ 8,756	$ 13,849	$ 43,125	$ 65,730
American Funds IS® Growth-Income Class 4*	$ 36,586	$ (14,789)	$ —	$ (4,809)	$ 16,988	$ 4,951	$ —	$ 403,219	$ 408,170
American Funds IS® International Growth and Income Class 4*	$ 8,781	$ (2,833)	$ —	$ (1,375)	$ 4,573	$ 1,263	$ —	$ 119,489	$ 120,752
American Funds IS® International Class 1	$ 10,227	$ (4,583)	$(4,010)	$ (207)	$ 1,427	$ (17,699)	$ —	$ 153,478	$ 135,779
American Funds IS® International Class 4*	$ 2,417	$ (2,449)	$ —	$ (674)	$ (706)	$ 576	$ —	$ 132,705	$ 133,281
BlackRock Total Return V.I. Class I	$ 4,488	$ (836)	$ (732)	$ —	$ 2,920	$ 1,948	$ 11,678	$ (2,733)	$ 10,893
BlackRock Total Return V.I. Class III*	$ 32,563	$ (32,947)	$ —	$ (15,520)	$ (15,904)	$ (103)	$ 516,203	$ (445,151)	$ 70,949
DFA VA International Small Portfolio	$ 6,814	$ (1,420)	$(1,243)	$ (88)	$ 4,063	$ (24,707)	$ 6,002	$ 32,748	$ 14,043
DFA VA US Targeted Value	$ 16,149	$ (3,698)	$(3,236)	$ (123)	$ 9,092	$ (13,387)	$ —	$ 67,130	$ 53,743
Eaton Vance VT Floating-Rate Income Initial Share Class*	$ 8,233	$ (3,427)	$ —	$ (1,277)	$ 3,529	$ 299	$ —	$ 22,643	$ 22,942
Fidelity® VIP Emerging Markets Initial Class	$ 9,929	$ (4,884)	$(2,442)	$ (64)	$ 2,539	$ 40,522	$ 134,013	$ 190,102	$ 364,637
Fidelity VIP Emerging Markets Service Class 2*	$ 7,629	$ (5,603)	$ —	$ (1,459)	$ 567	$ 114	$ 39,052	$ 282,948	$ 322,114
Fidelity VIP Energy Service Class 2*	$ 10,205	$ (1,466)	$ —	$ (209)	$ 8,530	$ (49)	$ —	$ 63,866	$ 63,817
Fidelity® VIP International Capital Appreciation Initial Class	$ 1,464	$ (2,136)	$(1,068)	$ (45)	$ (1,785)	$ 19,651	$ 19,174	$ 60,185	$ 99,010
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity VIP International Capital Appreciation Service Class 2*	$ 4,687	$ (11,975)	$ —	$ (4,754)	$ (12,042)	$ 1,564	$ —	$ 386,618	$ 388,182
Fidelity® VIP Value Initial Class	$ 6,477	$ (1,663)	$ (832)	$ (232)	$ 3,750	$ (23,823)	$ 18,687	$ 12,861	$ 7,725
Fidelity VIP Value Service Class 2*	$ 12,292	$ (4,396)	$ —	$ (1,464)	$ 6,432	$ 3,024	$ —	$ 227,393	$ 230,417
Franklin Small Cap Value VIP Class 2*	$ —	$ (4,042)	$ —	$ (983)	$ (5,025)	$ 755	$ —	$ 216,798	$ 217,553
Goldman Sachs VIT Core Fixed Income Service Shares*	$ 25,747	$ (17,316)	$ —	$ (5,782)	$ 2,649	$ (87)	$ 49,878	$ (22,734)	$ 27,057
Goldman Sachs VIT Small Cap Equity Insights Service Shares*	$ —	$ (2,596)	$ —	$ (1,224)	$ (3,820)	$ 975	$ 9,676	$ 122,221	$ 132,872
Janus Henderson Enterprise Institutional Class	$ 1,574	$ (5,688)	$(2,844)	$ (510)	$ (7,468)	$ 41,047	$ 98,275	$ 193,873	$ 333,195
Janus Henderson VIT Enterprise Service Class*	$ —	$ (5,752)	$ —	$ (2,243)	$ (7,995)	$ 2,041	$ —	$ 258,086	$ 260,127
Janus Henderson VIT Forty Service Class*	$ —	$ (15,058)	$ —	$ (7,426)	$ (22,484)	$ 1,741	$ —	$ 464,202	$ 465,943
John Hancock Core Bond Trust Series I	$ 15,521	$ (2,914)	$ (729)	$ (189)	$ 11,689	$ 25,819	$ —	$ 23,711	$ 49,530
John Hancock VIT Core Bond Trust Series II*	$ 26,665	$ (6,924)	$ —	$ (2,564)	$ 17,177	$ (45)	$ —	$ (7,418)	$ (7,463)
John Hancock International Equity Index Trust Series I	$ 3,665	$ (526)	$ (132)	$ (21)	$ 2,986	$ (554)	$ 1,414	$ 28,819	$ 29,679
John Hancock International Small Company Trust Series II*	$ 1,683	$ (636)	$ —	$ 960	$ 2,007	$ 109	$ 3,057	$ 26,405	$ 29,571
John Hancock Strategic Income Opportunities Trust Series I	$ 6,608	$ (1,385)	$ (346)	$ (320)	$ 4,557	$ 215	$ —	$ 22,888	$ 23,103
John Hancock Strategic Income Opportunities Trust Series II*	$ 15,361	$ (5,579)	$ —	$ (2,075)	$ 7,707	$ 391	$ —	$ 53,821	$ 54,212
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 2,857	$ (694)	$ (174)	$ (112)	$ 1,877	$ 252	$ 9,057	$ 13,689	$ 22,998
MFS® VIT II - Core Equity Service Class*	$ 1,532	$ (4,726)	$ —	$ (2,003)	$ (5,197)	$ 97	$ 15,756	$ 130,178	$ 146,031
MFS® VIT III Global Real Estate Service Class*	$ 203	$ (813)	$ —	$ (120)	$ (730)	$ 18	$ 117	$ 24,873	$ 25,008
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 13,201	$ (1,584)	$ (396)	$ (37)	$ 11,184	$ 18,052	$ 1,056	$ 7,885	$ 26,993
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 5,139	$ (432)	$ (108)	$ (51)	$ 4,548	$ 880	$ 2,748	$ (6,632)	$ (3,004)
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 4,271	$ (1,675)	$ (419)	$ (131)	$ 2,046	$ 4,651	$ 8,607	$ 64,955	$ 78,213
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,987	$ (596)	$ (149)	$ (104)	$ 1,138	$ (5,606)	$ 6,730	$ 2,357	$ 3,481
MFS® VIT III Mid Cap Value Service Class*	$ 797	$ (1,483)	$ —	$ (389)	$ (1,075)	$ 189	$ 3,293	$ 57,266	$ 60,748
MFS® VIT - New Discovery Series Service Class*	$ —	$ (6,789)	$ —	$ (2,586)	$ (9,375)	$ 1,936	$ 24,306	$ 427,537	$ 453,779
MFS® VIT II - MFS® Technology Initial Class	$ —	$ (5,717)	$(1,429)	$ (514)	$ (7,660)	$ 168,317	$ —	$ 403,831	$ 572,148
MFS® VIT II Technology Service Class*	$ —	$ (11,711)	$ —	$ 2,079	$ (9,632)	$ (170)	$ —	$ 369,893	$ 369,723
MFS® VIT - MFS® Value Series Initial Class	$ 7,139	$ (1,564)	$ (391)	$ (80)	$ 5,104	$ (1,683)	$ 20,008	$ 4,843	$ 23,168
MFS® VIT Value Series Service Class*	$ 2,348	$ (2,043)	$ —	$ (696)	$ (391)	$ 109	$ 7,890	$ 50,586	$ 58,585
PIMCO VIT Emerging Markets Bond Institutional Class	$ 24,977	$ (2,034)	$(1,780)	$ (58)	$ 21,105	$ 9,563	$ —	$ (21,427)	$ (11,864)
PIMCO VIT Emerging Markets Bond Advisor Class	$ 2,132	$ (639)	$ —	$ (86)	$ 1,407	$ —	$ —	$ 6,133	$ 6,133
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 2,676	$ (405)	$ (354)	$ (43)	$ 1,874	$ (3,761)	$ —	$ 8,428	$ 4,667
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 1,871	$ (2,406)	$ —	$ (878)	$ (1,413)	$ 20	$ —	$ 33,646	$ 33,666
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 9,922	$ (2,263)	$(1,980)	$ (144)	$ 5,535	$ 12,695	$ 1,450	$ (29,450)	$ (15,305)
PIMCO VIT Long-Term US Government Advisor Class	$ 12,091	$ (9,907)	$ —	$ (3,885)	$ (1,701)	$ (3,444)	$ —	$ (74,168)	$ (77,612)
PIMCO VIT Real Return Institutional Class	$ 2,869	$ (730)	$ (639)	$ (87)	$ 1,413	$ 2,152	$ —	$ 15,397	$ 17,549
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Real Return Advisor Class	$ 17,599	$ (15,825)	$ —	$ (6,874)	$ (5,100)	$ 253	$ —	$ 93,895	$ 94,148
Principal Capital Appreciation Class 2*	$ 4,974	$ (4,462)	$ —	$ (1,994)	$ (1,482)	$ 78	$ 21,912	$ 94,861	$ 116,851
Principal Diversified International	$ 5,537	$ (653)	$ (571)	$ (144)	$ 4,169	$ 5,680	$ —	$ 31,444	$ 37,124
Principal Government & High Quality Bond	$ 11,586	$ (1,551)	$(1,357)	$ (175)	$ 8,503	$ 4,410	$ —	$ (4,283)	$ 127
Principal Small Cap	$ 1,531	$ (1,042)	$ (912)	$ (113)	$ (536)	$ (2,078)	$ 22,449	$ 55,514	$ 75,885
Principal VC Equity Income Class 2*	$ 9,166	$ (5,782)	$ —	$ (2,410)	$ 974	$ (416)	$ 15,315	$ 183,941	$ 198,840
Putnam VT International Value Class 1B*	$ —	$ (614)	$ —	$ (146)	$ (760)	$ 275	$ —	$ 34,569	$ 34,844
Putnam VT Research Class 1B*	$ —	$ (2,748)	$ —	$ 450	$ (2,298)	$ 71	$ —	$ 95,323	$ 95,394
Templeton Global Bond VIP Class 1	$ 26,860	$ (1,451)	$ (725)	$ (172)	$ 24,512	$ (15,947)	$ —	$ (32,040)	$ (47,987)
Templeton Global Bond VIP Class 2*	$ —	$ (2,178)	$ —	$ (654)	$ (2,832)	$ —	$ —	$ 3,043	$ 3,043
Thrivent Aggressive Allocation	$ 13,427,932	$ (14,503,563)	$ —	$ (40,516)	$ (1,116,147)	$ 20,091,252	$ 75,542,103	$ 88,957,256	$184,590,611
Thrivent All Cap Subaccount	$ 649,219	$ (1,123,744)	$ —	$ (2,171)	$ (476,696)	$ 1,616,977	$ 15,197,907	$ 2,148,813	$ 18,963,697
Thrivent Balanced Income Plus	$ 7,764,971	$ (3,487,346)	$ —	$ (1,137)	$ 4,276,488	$ (1,047,534)	$ 1,387,200	$ 16,156,665	$ 16,496,331
Thrivent Diversified Income Plus	$ 23,875,824	$ (9,011,484)	$ —	$ (2,602)	$14,861,738	$ 2,694,461	$ 4,366,358	$ 18,618,150	$ 25,678,969
Thrivent ESG Index**	$ 48,610	$ (24,076)	$ —	$ (1,423)	$ 23,111	$ 22,782	$ 80,758	$ 638,332	$ 741,872
Thrivent Global Stock	$ 3,291,421	$ (2,409,310)	$ —	$ (1,043)	$ 881,068	$ 3,040,225	$ 19,493,013	$ 1,517,835	$ 24,051,073
Thrivent Government Bond	$ 2,535,421	$ (2,207,513)	$ —	$ (4,722)	$ 323,186	$ 1,966,058	$ —	$ 6,270,980	$ 8,237,038
Thrivent High Yield	$ 12,962,767	$ (3,124,688)	$ —	$ (16,988)	$ 9,821,091	$ (3,597,992)	$ —	$ (2,968,573)	$ (6,566,565)
Thrivent Income	$ 9,724,425	$ (4,203,908)	$ —	$ (32,585)	$ 5,487,932	$ 1,780,240	$ 1,470,309	$ 23,891,181	$ 27,141,730
Thrivent International Allocation	$ 7,858,817	$ (3,047,515)	$ —	$ (596)	$ 4,810,706	$ (2,067,378)	$ 4,069,427	$ (2,548,413)	$ (546,364)
Thrivent International Index**	$ 73,299	$ (23,725)	$ —	$ (2,077)	$ 47,497	$ 16,475	$ 61,178	$ 629,466	$ 707,119
Thrivent Large Cap Growth	$ 1,893,201	$ (8,872,196)	$ —	$ (33,034)	$ (7,012,029)	$ 30,473,114	$ 34,730,006	$177,548,069	$242,751,189
Thrivent Large Cap Index	$ 13,238,290	$ (10,760,053)	$ —	$ (23,077)	$ 2,455,160	$ 39,419,446	$ 2,004,294	$ 92,394,592	$133,818,332
Thrivent Large Cap Value	$ 3,941,300	$ (2,538,641)	$ —	$ (1,447)	$ 1,401,212	$ 2,900,665	$ 4,447,294	$ (1,095,692)	$ 6,252,267
Thrivent Limited Maturity Bond	$ 5,891,297	$ (3,625,704)	$ —	$ (17,916)	$ 2,247,677	$ 265,098	$ —	$ 5,198,819	$ 5,463,917
Thrivent Low Volatility Equity	$ 562,617	$ (523,566)	$ —	$ (1,208)	$ 37,843	$ 274,607	$ 347,059	$ (404,314)	$ 217,352
Thrivent Mid Cap Growth**	$ —	$ (94,611)	$ —	$ (3,251)	$ (97,862)	$ 110,764	$ 173,439	$ 3,945,087	$ 4,229,290
Thrivent Mid Cap Index	$ 5,114,831	$ (4,901,643)	$ —	$ (6,427)	$ 206,761	$ 596,957	$ 10,734,892	$ 36,740,224	$ 48,072,073
Thrivent Mid Cap Stock	$ 1,919,130	$ (4,845,763)	$ —	$ (8,012)	$ (2,934,645)	$ 3,385,100	$ 13,457,453	$ 64,744,237	$ 81,586,790
Thrivent Mid Cap Value**	$ 16,013	$ (6,483)	$ —	$ (107)	$ 9,423	$ 17,029	$ 26,394	$ 229,837	$ 273,260
Thrivent Moderate Allocation	$181,370,651	$(109,090,486)	$ —	$(41,108,870)	$31,171,295	$195,613,783	$385,288,881	$417,709,126	$998,611,790
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Moderately Aggressive Allocation	$ 90,008,766	$ (67,830,074)	$ —	$(14,115,317)	$ 8,063,375	$139,674,080	$321,666,518	$213,809,509	$675,150,107
Thrivent Moderately Conservative Allocation	$113,179,086	$ (59,599,620)	$ —	$(18,874,712)	$34,704,754	$ 46,482,848	$153,485,370	$185,394,521	$385,362,739
Thrivent Money Market	$ 537,052	$ (3,143,806)	$ —	$ (3,030)	$ (2,609,784)	$ —	$ —	$ —	$ —
Thrivent Multidimensional Income	$ —	$ (300,825)	$ —	$ (302)	$ (301,127)	$ (409,106)	$ —	$ 1,583,271	$ 1,174,165
Thrivent Opportunity Income Plus	$ 6,999,707	$ (2,715,212)	$ —	$ (1,016)	$ 4,283,479	$ (1,413,640)	$ —	$ 3,038,230	$ 1,624,590
Thrivent Partner Emerging Markets Equity	$ 1,610,309	$ (917,689)	$ —	$ (931)	$ 691,689	$ 1,547,083	$ —	$ 14,988,068	$ 16,535,151
Thrivent Partner Healthcare	$ 966,391	$ (2,828,833)	$ —	$ (3,768)	$ (1,866,210)	$ 8,984,568	$ 1,628,441	$ 26,991,037	$ 37,604,046
Thrivent Real Estate Securities	$ 2,714,344	$ (1,721,503)	$ —	$ (852)	$ 991,989	$ 3,485,549	$ —	$ (15,440,128)	$ (11,954,579)
Thrivent Small Cap Growth Subaccount	$ —	$ (424,468)	$ —	$ (5,471)	$ (429,939)	$ 1,334,895	$ —	$ 16,748,438	$ 18,083,333
Thrivent Small Cap Index	$ 3,992,534	$ (4,412,522)	$ —	$ (9,382)	$ (429,370)	$ (4,422,567)	$ 14,329,950	$ 29,141,415	$ 39,048,798
Thrivent Small Cap Stock	$ 1,361,100	$ (2,477,144)	$ —	$ (2,891)	$ (1,118,935)	$ (1,432,397)	$ 21,674,772	$ 24,086,684	$ 44,329,059
Vanguard® VIF Capital Growth	$ 17,150	$ (4,798)	$(4,198)	$ (304)	$ 7,850	$ 70,161	$ 36,514	$ 87,610	$ 194,285
Vanguard® VIF International	$ 19,772	$ (6,181)	$(5,408)	$ (382)	$ 7,801	$ 81,246	$ 36,137	$ 634,923	$ 752,306
Vanguard® VIF Short-Term Investment-Grade	$ 26,787	$ (3,879)	$(3,395)	$ (464)	$ 19,049	$ 20,208	$ —	$ 5,153	$ 25,361
Vanguard® VIF Small Company Growth	$ 6,405	$ (3,466)	$(3,033)	$ (351)	$ (445)	$ (20,612)	$ 92,566	$ 95,362	$ 167,316
Vanguard® VIF Total Bond Market Index	$ 158,541	$ (28,256)	$(7,064)	$ (904)	$ 122,317	$ 56,358	$ —	$ 260,510	$ 316,868
Vanguard® VIF Total Stock Market Index	$ 78,632	$ (21,649)	$(5,412)	$ (870)	$ 50,701	$ 122,643	$ 151,698	$ 866,671	$ 1,141,012
*For the period June 30, 2020 (commencement of operations) to December 31, 2020.
**For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ (2,077)	$116,548	$ 103,594	$218,065	$ 74,030	$(267,184)	$—	$—	$(149,002)	$ (342,156)	$ (124,091)	$ 764,617	$ 640,526
American Funds IS® Global Growth Class 4*	$(17,004)	$ 430	$ 513,617	$497,043	$ 4,489,440	$ 331,768	$—	$—	$ 394,299	$ 5,215,507	$ 5,712,550	$ —	$ 5,712,550
American Funds IS® Growth-Income Class 1	$ 4,140	$ 22,605	$ 43,125	$ 69,870	$ 341,862	$ (62,590)	$—	$—	$ (36,564)	$ 242,708	$ 312,578	$ 451,569	$ 764,147
American Funds IS® Growth-Income Class 4*	$ 16,988	$ 4,951	$ 403,219	$425,158	$ 4,903,258	$ 152,192	$—	$—	$ 79,062	$ 5,134,512	$ 5,559,670	$ —	$ 5,559,670
American Funds IS® International Growth and Income Class 4*	$ 4,573	$ 1,263	$ 119,489	$125,325	$ 999,352	$ 11,041	$—	$—	$ (7,590)	$ 1,002,803	$ 1,128,128	$ —	$ 1,128,128
American Funds IS® International Class 1	$ 1,427	$ (17,699)	$ 153,478	$137,206	$ 55,976	$(110,555)	$—	$—	$(129,431)	$ (184,010)	$ (46,804)	$1,308,350	$ 1,261,546
American Funds IS® International Class 4*	$ (706)	$ 576	$ 132,705	$132,575	$ 763,704	$ 95,189	$—	$—	$ 29,393	$ 888,286	$ 1,020,861	$ —	$ 1,020,861
BlackRock Total Return V.I. Class I	$ 2,920	$ 13,626	$ (2,733)	$ 13,813	$ —	$ (18,296)	$—	$—	$ 85,000	$ 66,704	$ 80,517	$ 169,330	$ 249,847
BlackRock Total Return V.I. Class III*	$(15,904)	$516,100	$(445,151)	$ 55,045	$10,372,207	$ 523,469	$—	$—	$ 449,066	$11,344,742	$11,399,787	$ —	$11,399,787
DFA VA International Small Portfolio	$ 4,063	$ (18,705)	$ 32,748	$ 18,106	$ 34,709	$ (15,043)	$—	$—	$(141,988)	$ (122,322)	$ (104,216)	$ 467,093	$ 362,877
DFA VA US Targeted Value	$ 9,092	$ (13,387)	$ 67,130	$ 62,835	$ 6,001	$(171,038)	$—	$—	$ 83,012	$ (82,025)	$ (19,190)	$1,076,390	$ 1,057,200
Eaton Vance VT Floating-Rate Income Initial Share Class*	$ 3,529	$ 299	$ 22,643	$ 26,471	$ 1,241,266	$ 80,420	$—	$—	$ 22,185	$ 1,343,871	$ 1,370,342	$ —	$ 1,370,342
Fidelity® VIP Emerging Markets Initial Class	$ 2,539	$174,535	$ 190,102	$367,176	$ 66,561	$(127,330)	$—	$—	$(143,133)	$ (203,902)	$ 163,274	$1,218,772	$ 1,382,046
Fidelity VIP Emerging Markets Service Class 2*	$ 567	$ 39,166	$ 282,948	$322,681	$ 1,998,473	$ 110,000	$—	$—	$ 5,821	$ 2,114,294	$ 2,436,975	$ —	$ 2,436,975
Fidelity VIP Energy Service Class 2*	$ 8,530	$ (49)	$ 63,866	$ 72,347	$ 497,613	$ 87,738	$—	$—	$ 15,380	$ 600,731	$ 673,078	$ —	$ 673,078
Fidelity® VIP International Capital Appreciation Initial Class	$ (1,785)	$ 38,825	$ 60,185	$ 97,225	$ 32,515	$ (12,154)	$—	$—	$(179,811)	$ (159,450)	$ (62,225)	$ 615,271	$ 553,046
Fidelity VIP International Capital Appreciation Service Class 2*	$(12,042)	$ 1,564	$ 386,618	$376,140	$ 4,408,382	$ 256,828	$—	$—	$ 22,982	$ 4,688,192	$ 5,064,332	$ —	$ 5,064,332
Fidelity® VIP Value Initial Class	$ 3,750	$ (5,136)	$ 12,861	$ 11,475	$ 43,237	$(147,240)	$—	$—	$ (59,010)	$ (163,013)	$ (151,538)	$ 524,795	$ 373,257
Fidelity VIP Value Service Class 2*	$ 6,432	$ 3,024	$ 227,393	$236,849	$ 1,452,111	$ 12,419	$—	$—	$ 5,671	$ 1,470,201	$ 1,707,050	$ —	$ 1,707,050
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2*	$ (5,025)	$ 755	$216,798	$212,528	$1,559,584	$ 192,970	$—	$—	$ (15,891)	$1,736,663	$1,949,191	$ —	$1,949,191
Goldman Sachs VIT Core Fixed Income Service Shares*	$ 2,649	$ 49,791	$ (22,734)	$ 29,706	$6,880,661	$ 184,997	$—	$—	$ 161,396	$7,227,054	$7,256,760	$ —	$7,256,760
Goldman Sachs VIT Small Cap Equity Insights Service Shares*	$ (3,820)	$ 10,651	$122,221	$129,052	$ 716,300	$ 10,670	$—	$—	$ (6,508)	$ 720,462	$ 849,514	$ —	$ 849,514
Janus Henderson Enterprise Institutional Class	$ (7,468)	$139,322	$193,873	$325,727	$ 293,572	$(201,609)	$—	$—	$ 10,309	$ 102,272	$ 427,999	$1,282,642	$1,710,641
Janus Henderson VIT Enterprise Service Class*	$ (7,995)	$ 2,041	$258,086	$252,132	$2,168,707	$ 87,739	$—	$—	$ (18,347)	$2,238,099	$2,490,231	$ —	$2,490,231
Janus Henderson VIT Forty Service Class*	$(22,484)	$ 1,741	$464,202	$443,459	$5,118,847	$ 185,419	$—	$—	$ 401,034	$5,705,300	$6,148,759	$ —	$6,148,759
John Hancock Core Bond Trust Series I	$ 11,689	$ 25,819	$ 23,711	$ 61,219	$ 53,902	$ (33,678)	$—	$—	$(217,104)	$ (196,880)	$ (135,661)	$ 738,097	$ 602,436
John Hancock VIT Core Bond Trust Series II*	$ 17,177	$ (45)	$ (7,418)	$ 9,714	$2,314,988	$ 127,704	$—	$—	$ 209,093	$2,651,785	$2,661,499	$ —	$2,661,499
John Hancock International Equity Index Trust Series I	$ 2,986	$ 860	$ 28,819	$ 32,665	$ 15,794	$ (1,967)	$—	$—	$ 29,389	$ 43,216	$ 75,881	$ 117,505	$ 193,386
John Hancock International Small Company Trust Series II*	$ 2,007	$ 3,166	$ 26,405	$ 31,578	$ 272,892	$ 18,303	$—	$—	$ 35,922	$ 327,117	$ 358,695	$ —	$ 358,695
John Hancock Strategic Income Opportunities Trust Series I	$ 4,557	$ 215	$ 22,888	$ 27,660	$ 59,416	$ (29,620)	$—	$—	$ 15,490	$ 45,286	$ 72,946	$ 332,953	$ 405,899
John Hancock Strategic Income Opportunities Trust Series II*	$ 7,707	$ 391	$ 53,821	$ 61,919	$2,006,027	$ 183,303	$—	$—	$ 76,485	$2,265,815	$2,327,734	$ —	$2,327,734
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,877	$ 9,309	$ 13,689	$ 24,875	$ —	$ (7,730)	$—	$—	$ 402	$ (7,328)	$ 17,547	$ 181,156	$ 198,703
MFS® VIT II - Core Equity Service Class*	$ (5,197)	$ 15,853	$130,178	$140,834	$1,495,372	$ 138,040	$—	$—	$ 20,549	$1,653,961	$1,794,795	$ —	$1,794,795
MFS® VIT III Global Real Estate Service Class*	$ (730)	$ 135	$ 24,873	$ 24,278	$ 424,513	$ 4,344	$—	$—	$ 3,528	$ 432,385	$ 456,663	$ —	$ 456,663
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 11,184	$ 19,108	$ 7,885	$ 38,177	$ 51,998	$ (27,561)	$—	$—	$(187,783)	$ (163,346)	$ (125,169)	$ 412,007	$ 286,838
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 4,548	$ 3,628	$ (6,632)	$ 1,544	$ 3,993	$ (3,423)	$—	$—	$ (3,626)	$ (3,056)	$ (1,512)	$ 123,594	$ 122,082
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 2,046	$ 13,258	$ 64,955	$ 80,259	$ 12,599	$ (9,355)	$—	$—	$ (15,577)	$ (12,333)	$ 67,926	$ 406,989	$ 474,915
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,138	$ 1,124	$ 2,357	$ 4,619	$ 3,825	$ (1,956)	$—	$—	$ (32,887)	$ (31,018)	$ (26,399)	$ 170,357	$ 143,958
MFS® VIT III Mid Cap Value Service Class*	$ (1,075)	$ 3,482	$ 57,266	$ 59,673	$ 529,463	$ 45,365	$—	$—	$ 6,464	$ 581,292	$ 640,965	$ —	$ 640,965
MFS® VIT - New Discovery Series Service Class*	$ (9,375)	$ 26,242	$427,537	$444,404	$2,303,953	$ 231,777	$—	$—	$ 120,992	$2,656,722	$3,101,126	$ —	$3,101,126
MFS® VIT II - MFS® Technology Initial Class	$ (7,660)	$168,317	$403,831	$564,488	$ 280,663	$ (96,968)	$—	$—	$(389,655)	$ (205,960)	$ 358,528	$1,140,399	$1,498,927
MFS® VIT II Technology Service Class*	$ (9,632)	$ (170)	$369,893	$360,091	$3,821,119	$ 275,530	$—	$—	$ 341,566	$4,438,215	$4,798,306	$ —	$4,798,306
MFS® VIT - MFS® Value Series Initial Class	$ 5,104	$ 18,325	$ 4,843	$ 28,272	$ 92,307	$ (52,944)	$—	$—	$ 42,839	$ 82,202	$ 110,474	$ 359,258	$ 469,732
MFS® VIT Value Series Service Class*	$ (391)	$ 7,999	$ 50,586	$ 58,194	$ 670,065	$ 29,446	$—	$—	$ 10,661	$ 710,172	$ 768,366	$ —	$ 768,366
PIMCO VIT Emerging Markets Bond Institutional Class	$21,105	$ 9,563	$ (21,427)	$ 9,241	$ 21,600	$ (27,234)	$—	$—	$(443,782)	$ (443,477)	$ (434,236)	$ 729,533	$ 295,297
PIMCO VIT Emerging Markets Bond Advisor Class	$ 1,407	$ —	$ 6,133	$ 7,540	$ 228,524	$ 669	$—	$—	$ 9,757	$ 238,950	$ 246,490	$ —	$ 246,490
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 1,874	$ (3,761)	$ 8,428	$ 6,541	$ 16,630	$ (21,101)	$—	$—	$ (51,655)	$ (62,065)	$ (55,524)	$ 140,765	$ 85,241
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ (1,413)	$ 20	$ 33,646	$ 32,253	$ 819,937	$ 1,060	$—	$—	$ 10,509	$ 831,506	$ 863,759	$ —	$ 863,759
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 5,535	$ 14,145	$ (29,450)	$ (9,770)	$ 194,393	$ (52,589)	$—	$—	$ 671,694	$ 813,498	$ 803,728	$ 173,472	$ 977,200
PIMCO VIT Long-Term US Government Advisor Class	$ (1,701)	$ (3,444)	$ (74,168)	$ (79,313)	$3,847,812	$ 360,152	$—	$—	$ 237,668	$4,445,632	$4,366,319	$ —	$4,366,319
PIMCO VIT Real Return Institutional Class	$ 1,413	$ 2,152	$ 15,397	$ 18,962	$ 44,309	$ (18,188)	$—	$—	$ 8,880	$ 35,001	$ 53,963	$ 169,797	$ 223,760
PIMCO VIT Real Return Advisor Class	$ (5,100)	$ 253	$ 93,895	$ 89,048	$5,266,247	$ 267,065	$—	$—	$ 314,987	$5,848,299	$5,937,347	$ —	$5,937,347
Principal Capital Appreciation Class 2*	$ (1,482)	$ 21,990	$ 94,861	$115,369	$1,531,047	$ 121,755	$—	$—	$ 65,325	$1,718,127	$1,833,496	$ —	$1,833,496
Principal Diversified International	$ 4,169	$ 5,680	$ 31,444	$ 41,293	$ 24,499	$ (2,424)	$—	$—	$ 30,928	$ 53,003	$ 94,296	$ 109,897	$ 204,193
Principal Government & High Quality Bond	$ 8,503	$ 4,410	$ (4,283)	$ 8,630	$ 48,362	$(132,026)	$—	$—	$ (96,459)	$ (180,123)	$ (171,493)	$ 421,256	$ 249,763
Principal Small Cap	$ (536)	$ 20,371	$ 55,514	$ 75,349	$ 72,969	$ (58,881)	$—	$—	$ 54,915	$ 69,003	$ 144,352	$ 220,392	$ 364,744
Principal VC Equity Income Class 2*	$ 974	$ 14,899	$183,941	$199,814	$2,062,260	$ 325,142	$—	$—	$ 41,414	$2,428,816	$2,628,630	$ —	$2,628,630
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT International Value Class 1B*	$ (760)	$ 275	$ 34,569	$ 34,084	$ 277,876	$ 91	$ —	$ —	$ 8,281	$ 286,248	$ 320,332	$ —	$ 320,332
Putnam VT Research Class 1B*	$ (2,298)	$ 71	$ 95,323	$ 93,096	$ 1,141,044	$ 84,567	$ —	$ —	$ 77,363	$ 1,302,974	$ 1,396,070	$ —	$ 1,396,070
Templeton Global Bond VIP Class 1	$ 24,512	$ (15,947)	$ (32,040)	$ (23,475)	$ 81,991	$ (27,095)	$ —	$ —	$ (107,579)	$ (52,683)	$ (76,158)	$ 450,763	$ 374,605
Templeton Global Bond VIP Class 2*	$ (2,832)	$ —	$ 3,043	$ 211	$ 772,424	$ 171	$ —	$ —	$ 26,446	$ 799,041	$ 799,252	$ —	$ 799,252
Thrivent Aggressive Allocation	$ (1,116,147)	$ 95,633,355	$ 88,957,256	$ 183,474,464	$ 92,543,963	$ (76,477,293)	$(166,667)	$ 5,858	$ (41,133,390)	$ (25,227,529)	$158,246,935	$1,157,119,214	$1,315,366,149
Thrivent All Cap Subaccount	$ (476,696)	$ 16,814,884	$ 2,148,813	$ 18,487,001	$ 4,106,752	$ (5,109,508)	$ (3,742)	$ (4,778)	$ (1,802,704)	$ (2,813,980)	$ 15,673,021	$ 88,519,017	$ 104,192,038
Thrivent Balanced Income Plus	$ 4,276,488	$ 339,666	$ 16,156,665	$ 20,772,819	$ 15,224,368	$ (16,784,139)	$ (7,990)	$ 8,753	$ (5,741,850)	$ (7,300,858)	$ 13,471,961	$ 282,500,355	$ 295,972,316
Thrivent Diversified Income Plus	$14,861,738	$ 7,060,819	$ 18,618,150	$ 40,540,707	$ 39,185,278	$ (55,595,725)	$ (22,793)	$ 5,242	$ (4,286,188)	$ (20,714,186)	$ 19,826,521	$ 730,828,525	$ 750,655,046
Thrivent ESG Index**	$ 23,111	$ 103,540	$ 638,332	$ 764,983	$ 1,958,463	$ 21,441	$ (29)	$ —	$ 3,937,416	$ 5,917,291	$ 6,682,274	$ —	$ 6,682,274
Thrivent Global Stock	$ 881,068	$ 22,533,238	$ 1,517,835	$ 24,932,141	$ 6,597,190	$ (14,013,106)	$ (6,821)	$ 9,592	$ (13,638,443)	$ (21,051,588)	$ 3,880,553	$ 210,213,174	$ 214,093,727
Thrivent Government Bond	$ 323,186	$ 1,966,058	$ 6,270,980	$ 8,560,224	$ 16,275,388	$ (13,731,961)	$ (6,704)	$ 3,453	$ 42,508,254	$ 45,048,430	$ 53,608,654	$ 146,600,795	$ 200,209,449
Thrivent High Yield	$ 9,821,091	$ (3,597,992)	$ (2,968,573)	$ 3,254,526	$ 27,222,871	$ (15,729,926)	$ (9,553)	$ 8,660	$ (1,764,213)	$ 9,727,839	$ 12,982,365	$ 255,950,408	$ 268,932,773
Thrivent Income	$ 5,487,932	$ 3,250,549	$ 23,891,181	$ 32,629,662	$ 56,402,304	$ (21,342,792)	$ (8,130)	$ 3,710	$ 87,963,093	$ 123,018,185	$155,647,847	$ 279,168,099	$ 434,815,946
Thrivent International Allocation	$ 4,810,706	$ 2,002,049	$ (2,548,413)	$ 4,264,342	$ 9,081,450	$ (17,507,001)	$ (8,210)	$ 4,862	$ (13,222,227)	$ (21,651,126)	$ (17,386,784)	$ 280,250,873	$ 262,864,089
Thrivent International Index**	$ 47,497	$ 77,653	$ 629,466	$ 754,616	$ 2,787,233	$ (109,556)	$ (14)	$ —	$ 3,337,702	$ 6,015,365	$ 6,769,981	$ —	$ 6,769,981
Thrivent Large Cap Growth	$ (7,012,029)	$ 65,203,120	$177,548,069	$ 235,739,160	$ 70,474,430	$ (48,567,001)	$ (22,309)	$ 2,255	$ 321,504,867	$ 343,392,242	$579,131,402	$ 482,619,386	$1,061,750,788
Thrivent Large Cap Index	$ 2,455,160	$ 41,423,740	$ 92,394,592	$ 136,273,492	$ 72,453,870	$ (50,828,449)	$ (37,945)	$ 11,733	$ (46,763,848)	$ (25,164,639)	$111,108,853	$ 835,113,312	$ 946,222,165
Thrivent Large Cap Value	$ 1,401,212	$ 7,347,959	$ (1,095,692)	$ 7,653,479	$ 10,365,308	$ (13,494,261)	$ (5,547)	$ 2,043	$ 6,417,969	$ 3,285,512	$ 10,938,991	$ 225,600,558	$ 236,539,549
Thrivent Limited Maturity Bond	$ 2,247,677	$ 265,098	$ 5,198,819	$ 7,711,594	$ 44,882,599	$ (33,087,317)	$ (7,058)	$ 5,425	$ 140,558,558	$ 152,352,207	$160,063,801	$ 222,256,923	$ 382,320,724
Thrivent Low Volatility Equity	$ 37,843	$ 621,666	$ (404,314)	$ 255,195	$ 4,423,181	$ (2,441,864)	$ (860)	$ —	$ 659,719	$ 2,640,176	$ 2,895,371	$ 39,403,877	$ 42,299,248
Thrivent Mid Cap Growth**	$ (97,862)	$ 284,203	$ 3,945,087	$ 4,131,428	$ 4,682,024	$ (5,087)	$ (152)	$ —	$ 16,976,883	$ 21,653,668	$ 25,785,096	$ —	$ 25,785,096
Thrivent Mid Cap Index	$ 206,761	$ 11,331,849	$ 36,740,224	$ 48,278,834	$ 28,717,186	$ (21,377,750)	$ (20,563)	$ 3,095	$ (15,965,118)	$ (8,643,150)	$ 39,635,684	$ 407,814,426	$ 447,450,110
Thrivent Mid Cap Stock	$ (2,934,645)	$ 16,842,553	$ 64,744,237	$ 78,652,145	$ 24,383,219	$ (24,716,443)	$ (16,599)	$ (2,706)	$ (16,296,350)	$ (16,648,879)	$ 62,003,266	$ 402,978,425	$ 464,981,691
Thrivent Mid Cap Value**	$ 9,423	$ 43,423	$ 229,837	$ 282,683	$ 524,579	$ (26,229)	$ (18)	$ —	$ 1,867,075	$ 2,365,407	$ 2,648,090	$ —	$ 2,648,090
Thrivent Moderate Allocation	$31,171,295	$580,902,664	$417,709,126	$1,029,783,085	$340,084,588	$(701,767,457)	$(325,388)	$181,685	$(177,636,819)	$(539,463,391)	$490,319,694	$9,368,904,693	$9,859,224,387
Thrivent Moderately Aggressive Allocation	$ 8,063,375	$461,340,598	$213,809,509	$ 683,213,482	$280,024,927	$(376,419,868)	$(405,427)	$ 41,049	$(228,118,122)	$(324,877,441)	$358,336,041	$5,713,878,815	$6,072,214,856
Thrivent Moderately Conservative Allocation	$34,704,754	$199,968,218	$185,394,521	$ 420,067,493	$218,313,271	$(365,941,530)	$(108,473)	$ (6,019)	$ 60,067,358	$ (87,675,393)	$332,392,100	$4,982,901,491	$5,315,293,591
Thrivent Money Market	$ (2,609,784)	$ —	$ —	$ (2,609,784)	$ 82,255,333	$ (56,802,927)	$ (6,668)	$ 143	$ 82,877,877	$ 108,323,758	$105,713,974	$ 165,987,261	$ 271,701,235
Thrivent Multidimensional Income	$ (301,127)	$ (409,106)	$ 1,583,271	$ 873,038	$ 2,030,992	$ (1,985,087)	$ (305)	$ 135	$ 1,138,543	$ 1,184,278	$ 2,057,316	$ 24,109,675	$ 26,166,991
Thrivent Opportunity Income Plus	$ 4,283,479	$ (1,413,640)	$ 3,038,230	$ 5,908,069	$ 13,474,725	$ (19,166,071)	$ (4,108)	$ 3,009	$ 15,841,938	$ 10,149,493	$ 16,057,562	$ 206,132,161	$ 222,189,723
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Partner Emerging Markets Equity	$ 691,689	$ 1,547,083	$ 14,988,068	$ 17,226,840	$ 3,365,067	$ (5,944,177)	$ (4,225)	$ 520	$ (6,390,391)	$ (8,973,206)	$ 8,253,634	$ 78,712,667	$ 86,966,301
Thrivent Partner Healthcare	$(1,866,210)	$10,613,009	$ 26,991,037	$ 35,737,836	$12,462,540	$(12,903,768)	$(13,970)	$ 832	$ (1,096,694)	$ (1,551,060)	$ 34,186,776	$212,367,156	$246,553,932
Thrivent Real Estate Securities	$ 991,989	$ 3,485,549	$(15,440,128)	$(10,962,590)	$ 5,492,801	$ (9,364,737)	$ (6,297)	$3,410	$ (6,743,262)	$(10,618,085)	$(21,580,675)	$155,936,196	$134,355,521
Thrivent Small Cap Growth Subaccount	$ (429,939)	$ 1,334,895	$ 16,748,438	$ 17,653,394	$ 9,641,103	$ (1,465,724)	$ (1,021)	$ 63	$17,646,787	$ 25,821,208	$ 43,474,602	$ 19,941,374	$ 63,415,976
Thrivent Small Cap Index	$ (429,370)	$ 9,907,383	$ 29,141,415	$ 38,619,428	$29,290,575	$(19,033,269)	$(18,223)	$5,953	$ (9,483,161)	$ 761,875	$ 39,381,303	$379,530,260	$418,911,563
Thrivent Small Cap Stock	$(1,118,935)	$20,242,375	$ 24,086,684	$ 43,210,124	$ 9,795,195	$(13,064,207)	$ (7,434)	$2,503	$ (6,228,925)	$ (9,502,868)	$ 33,707,256	$218,322,227	$252,029,483
Vanguard® VIF Capital Growth	$ 7,850	$ 106,675	$ 87,610	$ 202,135	$ 30,879	$ (279,672)	$ —	$ —	$ (40,376)	$ (289,169)	$ (87,034)	$ 1,232,881	$ 1,145,847
Vanguard® VIF International	$ 7,801	$ 117,383	$ 634,923	$ 760,107	$ 319,802	$ (69,184)	$ —	$ —	$ (225,211)	$ 25,407	$ 785,514	$ 1,248,817	$ 2,034,331
Vanguard® VIF Short-Term Investment-Grade	$ 19,049	$ 20,208	$ 5,153	$ 44,410	$ 160,080	$ (233,516)	$ —	$ —	$ (245,318)	$ (318,754)	$ (274,344)	$ 955,361	$ 681,017
Vanguard® VIF Small Company Growth	$ (445)	$ 71,954	$ 95,362	$ 166,871	$ 35,242	$ (78,080)	$ —	$ —	$ (321,939)	$ (364,777)	$ (197,906)	$ 996,521	$ 798,615
Vanguard® VIF Total Bond Market Index	$ 122,317	$ 56,358	$ 260,510	$ 439,185	$ 868,507	$ (457,310)	$ —	$ —	$ 1,248,449	$ 1,659,646	$ 2,098,831	$ 6,241,958	$ 8,340,789
Vanguard® VIF Total Stock Market Index	$ 50,701	$ 274,341	$ 866,671	$ 1,191,713	$ 1,072,087	$ (629,569)	$ —	$ —	$ 630,543	$ 1,073,061	$ 2,264,774	$ 5,281,005	$ 7,545,779
*For the period June 30, 2020 (commencement of operations) to December 31, 2020.
**For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ 4,108	$ 33,038	$155,295	$192,441	$ —	$ (8,430)	$—	$—	$ 25,386	$ 16,956	$209,397	$555,220	$ 764,617
American Funds IS® Global Growth Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® Growth-Income Class 1	$ 4,531	$ 39,572	$ 42,812	$ 86,915	$ 67,447	$ (5,950)	$—	$—	$ (27,956)	$ 33,541	$120,456	$331,113	$ 451,569
American Funds IS® Growth-Income Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® International Growth and Income Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
American Funds IS® International Class 1	$11,946	$ 19,120	$176,031	$207,097	$394,838	$(10,314)	$—	$—	$(119,162)	$ 265,362	$472,459	$835,891	$1,308,350
American Funds IS® International Class 4	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
BlackRock Total Return V.I. Class I	$ 3,581	$ 665	$ 9,402	$ 13,648	$ (1)	$ (1,875)	$—	$—	$ —	$ (1,876)	$ 11,772	$157,558	$ 169,330
BlackRock Total Return V.I. Class III	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
DFA VA International Small Portfolio	$ 7,514	$(24,338)	$126,088	$109,264	$156,796	$ (5,368)	$—	$—	$(278,105)	$(126,677)	$ (17,413)	$484,506	$ 467,093
DFA VA US Targeted Value	$ 7,172	$ 9,055	$177,783	$194,010	$284,328	$(14,594)	$—	$—	$(223,090)	$ 46,644	$240,654	$835,736	$1,076,390
Eaton Vance VT Floating-Rate Income Initial Share Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP Emerging Markets Initial Class	$10,202	$ (1,248)	$184,938	$193,892	$428,884	$ (8,532)	$—	$—	$ 100,391	$ 520,743	$714,635	$504,137	$1,218,772
Fidelity VIP Emerging Markets Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity VIP Energy Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP International Capital Appreciation Initial Class	$ (116)	$ 7,941	$131,103	$138,928	$ 59,642	$(15,534)	$—	$—	$ 20,712	$ 64,820	$203,748	$411,523	$ 615,271
Fidelity VIP International Capital Appreciation Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP Value Initial Class	$ 5,570	$ 29,757	$ 86,351	$121,678	$ 25,001	$ (6,066)	$—	$—	$ 14,507	$ 33,442	$155,120	$369,675	$ 524,795
Fidelity VIP Value Service Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Goldman Sachs VIT Core Fixed Income Service Shares	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Janus Henderson Enterprise Institutional Class	$ (4,250)	$60,647	$207,934	$264,331	$218,130	$(19,530)	$—	$—	$134,839	$333,439	$597,770	$684,872	$1,282,642
Janus Henderson VIT Enterprise Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Janus Henderson VIT Forty Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock Core Bond Trust Series I	$11,828	$ 640	$ 11,332	$ 23,800	$257,333	$ (6,196)	$—	$—	$217,779	$468,916	$492,716	$245,381	$ 738,097
John Hancock VIT Core Bond Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock International Equity Index Trust Series I	$ 2,230	$ (1,114)	$ 16,876	$ 17,992	$ 32,648	$ (659)	$—	$—	$ (16,438)	$ 15,551	$ 33,543	$ 83,962	$ 117,505
John Hancock International Small Company Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
John Hancock Strategic Income Opportunities Trust Series I	$ 7,039	$ (741)	$ 23,694	$ 29,992	$ 15,974	$ (1,412)	$—	$—	$ (9,801)	$ 4,761	$ 34,753	$298,200	$ 332,953
John Hancock Strategic Income Opportunities Trust Series II	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,652	$12,654	$ 24,559	$ 38,865	$ —	$ (6,542)	$—	$—	$ 22,357	$ 15,815	$ 54,680	$126,476	$ 181,156
MFS® VIT II - Core Equity Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT III Global Real Estate Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Corporate Bond Initial Class	$13,846	$ 1,328	$ 25,902	$ 41,076	$ 48,464	$ (3,463)	$—	$—	$ 40,198	$ 85,199	$126,275	$285,732	$ 412,007
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 3,550	$ 1,058	$ 14,937	$ 19,545	$ 10,739	$ (3,050)	$—	$—	$ 35,959	$ 43,648	$ 63,193	$ 60,401	$ 123,594
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 4,900	$13,693	$ 59,287	$ 77,880	$ 13,082	$ (7,970)	$—	$—	$ 28,594	$ 33,706	$111,586	$295,403	$ 406,989
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 754	$11,286	$ 31,042	$ 43,082	$ 36,433	$ (2,574)	$—	$—	$ (66,540)	$ (32,681)	$ 10,401	$159,956	$ 170,357
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III Mid Cap Value Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT - New Discovery Series Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT II - MFS® Technology Initial Class	$ (4,118)	$86,052	$132,221	$214,155	$205,835	$(16,840)	$—	$—	$ 220,531	$ 409,526	$ 623,681	$516,718	$1,140,399
MFS® VIT II Technology Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
MFS® VIT - MFS® Value Series Initial Class	$ 5,506	$14,478	$ 54,268	$ 74,252	$ 34,421	$ (2,628)	$—	$—	$ 25,066	$ 56,859	$ 131,111	$228,147	$ 359,258
MFS® VIT Value Series Service Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Emerging Markets Bond Institutional Class	$33,957	$21,447	$ 71,696	$127,100	$ 47,869	$(28,784)	$—	$—	$(408,370)	$(389,285)	$(262,185)	$991,718	$ 729,533
PIMCO VIT Emerging Markets Bond Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 3,012	$ (5,412)	$ 10,686	$ 8,286	$ 52,639	$ (860)	$—	$—	$ (77,406)	$ (25,627)	$ (17,341)	$158,106	$ 140,765
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 2,533	$ 8,960	$ 11,983	$ 23,476	$ 26,133	$ (554)	$—	$—	$ (34,894)	$ (9,315)	$ 14,161	$159,311	$ 173,472
PIMCO VIT Long-Term US Government Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
PIMCO VIT Real Return Institutional Class	$ 3,131	$ 6,184	$ 13,074	$ 22,389	$ 8,498	$(10,882)	$—	$—	$(148,703)	$(151,087)	$(128,698)	$298,495	$ 169,797
PIMCO VIT Real Return Advisor Class	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Principal Capital Appreciation Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Principal Diversified International	$ 70	$ (5,984)	$ 32,093	$ 26,179	$ 14,725	$ (6,670)	$—	$—	$ (79,109)	$ (71,054)	$ (44,875)	$154,772	$ 109,897
Principal Government & High Quality Bond	$ 7,556	$ 626	$ 11,170	$ 19,352	$ 12,001	$ (5,518)	$—	$—	$ 62,873	$ 69,356	$ 88,708	$332,548	$ 421,256
Principal Small Cap	$ (1,306)	$32,177	$ 29,424	$ 60,295	$ 18,488	$ (9,231)	$—	$—	$(100,450)	$ (91,193)	$ (30,898)	$251,290	$ 220,392
Principal VC Equity Income Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
Putnam VT International Value Class 1B	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Templeton Global Bond VIP Class 1	$ 59,092	$ (33,893)	$ (21,424)	$ 3,775	$ 404,992	$ (6,232)	$ —	$ —	$ (722,686)	$ (323,926)	$ (320,151)	$ 770,914	$ 450,763
Templeton Global Bond VIP Class 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Aggressive Allocation	$ 193,575	$ 87,967,020	$133,798,876	$ 221,959,471	$ 73,856,862	$ (62,821,789)	$(163,554)	$ 14,410	$ (6,765,398)	$ 4,120,531	$ 226,080,002	$ 931,039,212	$1,157,119,214
Thrivent All Cap Subaccount	$ (537,030)	$ 5,132,100	$ 15,226,178	$ 19,821,248	$ 4,992,010	$ (5,001,722)	$ (3,938)	$ (3,990)	$ (1,189,249)	$ (1,206,889)	$ 18,614,359	$ 69,904,658	$ 88,519,017
Thrivent Balanced Income Plus	$ 4,193,913	$ 14,173,123	$ 18,834,965	$ 37,202,001	$ 16,386,597	$ (17,634,043)	$ (7,714)	$ 12,284	$ 11,207,206	$ 9,964,330	$ 47,166,331	$ 235,334,024	$ 282,500,355
Thrivent Diversified Income Plus	$15,005,993	$ 19,855,129	$ 41,224,227	$ 76,085,349	$ 49,277,680	$ (52,765,591)	$ (22,479)	$ 5,743	$ 53,327,260	$ 49,822,613	$ 125,907,962	$ 604,920,563	$ 730,828,525
Thrivent ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Global Stock	$ 380,094	$ 16,803,994	$ 21,590,478	$ 38,774,566	$ 7,211,757	$ (15,832,957)	$ (7,033)	$ 9,087	$ (5,392,304)	$ (14,011,450)	$ 24,763,116	$ 185,450,058	$ 210,213,174
Thrivent Government Bond	$ 1,316,861	$ 197,391	$ 4,856,922	$ 6,371,174	$ 5,584,050	$ (13,809,136)	$ (6,323)	$ 980	$ 6,203,567	$ (2,026,862)	$ 4,344,312	$ 142,256,483	$ 146,600,795
Thrivent High Yield	$10,225,977	$ (786,459)	$ 18,795,080	$ 28,234,598	$ 16,381,722	$ (17,939,068)	$ (9,628)	$ 4,956	$ 11,058,314	$ 9,496,296	$ 37,730,894	$ 218,219,514	$ 255,950,408
Thrivent Income	$ 5,178,804	$ 290,375	$ 22,179,227	$ 27,648,406	$ 19,536,298	$ (20,323,977)	$ (7,443)	$ 533	$ 32,107,048	$ 31,312,459	$ 58,960,865	$ 220,207,234	$ 279,168,099
Thrivent International Allocation	$ 2,814,942	$ 3,532,833	$ 39,751,777	$ 46,099,552	$ 12,973,284	$ (19,222,422)	$ (8,805)	$ 7,024	$ (8,356,588)	$ (14,607,507)	$ 31,492,045	$ 248,758,828	$ 280,250,873
Thrivent International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Large Cap Growth	$ (5,442,626)	$ 62,467,160	$ 55,531,289	$ 112,555,823	$ 28,742,905	$ (30,464,898)	$ (15,651)	$ 223	$ 18,281,549	$ 16,544,128	$ 129,099,951	$ 353,519,435	$ 482,619,386
Thrivent Large Cap Index	$ 1,831,227	$ 20,127,163	$163,595,298	$ 185,553,688	$ 58,242,746	$ (45,097,553)	$ (34,092)	$ 4,326	$ 19,140,122	$ 32,255,549	$ 217,809,237	$ 617,304,075	$ 835,113,312
Thrivent Large Cap Value	$ 587,802	$ 13,761,376	$ 27,341,581	$ 41,690,759	$ 11,563,206	$ (14,941,555)	$ (5,738)	$ 7,122	$ 6,769,976	$ 3,393,011	$ 45,083,770	$ 180,516,788	$ 225,600,558
Thrivent Limited Maturity Bond	$ 2,763,569	$ 131,426	$ 3,917,793	$ 6,812,788	$ 15,697,108	$ (24,910,575)	$ (5,613)	$ 3,809	$ 23,149,063	$ 13,933,792	$ 20,746,580	$ 201,510,343	$ 222,256,923
Thrivent Low Volatility Equity	$ (70,927)	$ 492,113	$ 4,758,059	$ 5,179,245	$ 4,923,041	$ (1,819,425)	$ (429)	$ —	$ 10,862,288	$ 13,965,475	$ 19,144,720	$ 20,259,157	$ 39,403,877
Thrivent Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Mid Cap Index	$ (484,062)	$ 24,966,348	$ 52,292,090	$ 76,774,376	$ 31,979,559	$ (22,223,689)	$ (19,392)	$ 2,848	$ 11,609,205	$ 21,348,531	$ 98,122,907	$ 309,691,519	$ 407,814,426
Thrivent Mid Cap Stock	$ (2,461,094)	$ 38,082,657	$ 42,861,453	$ 78,483,016	$ 23,363,859	$ (25,312,225)	$ (15,661)	$ 2,307	$ 10,061,867	$ 8,100,147	$ 86,583,163	$ 316,395,262	$ 402,978,425
Thrivent Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thrivent Moderate Allocation	$51,867,407	$564,653,524	$761,061,930	$1,377,582,861	$367,498,139	$(742,962,388)	$(338,478)	$ 83,950	$ 12,540,592	$(363,178,185)	$1,014,404,676	$8,354,500,017	$9,368,904,693
Thrivent Moderately Aggressive Allocation	$17,268,731	$383,555,945	$581,116,929	$ 981,941,605	$300,961,610	$(370,287,913)	$(415,196)	$ (2,730)	$(99,204,518)	$(168,948,747)	$ 812,992,858	$4,900,885,957	$5,713,878,815
Thrivent Moderately Conservative Allocation	$43,735,128	$177,399,350	$372,989,231	$ 594,123,709	$262,296,248	$(399,957,027)	$(115,287)	$(31,335)	$ 25,819,617	$(111,987,784)	$ 482,135,925	$4,500,765,566	$4,982,901,491
Thrivent Money Market	$ 760,534	$ —	$ —	$ 760,534	$ 74,157,060	$ (35,072,122)	$ (5,158)	$ (132)	$(20,371,817)	$ 18,707,831	$ 19,468,365	$ 146,518,896	$ 165,987,261
Thrivent Multidimensional Income	$ 674,424	$ (32,893)	$ 1,593,389	$ 2,234,920	$ 2,632,140	$ (1,637,092)	$ (219)	$ 326	$ 6,710,455	$ 7,705,610	$ 9,940,530	$ 14,169,145	$ 24,109,675
Thrivent Opportunity Income Plus	$ 4,915,627	$ (276,701)	$ 7,261,933	$ 11,900,859	$ 14,804,226	$ (15,781,035)	$ (3,757)	$ 3,397	$ 35,517,214	$ 34,540,045	$ 46,440,904	$ 159,691,257	$ 206,132,161
Thrivent Partner Emerging Markets Equity	$ (413,752)	$ 1,001,501	$ 12,285,447	$ 12,873,196	$ 3,975,209	$ (6,227,698)	$ (4,617)	$ 1,715	$ (3,698,634)	$ (5,954,025)	$ 6,919,171	$ 71,793,496	$ 78,712,667
Thrivent Partner Healthcare	$ (1,705,421)	$ 4,170,788	$ 39,652,808	$ 42,118,175	$ 10,267,809	$ (12,564,724)	$ (14,211)	$ 776	$ (4,149,012)	$ (6,459,362)	$ 35,658,813	$ 176,708,343	$ 212,367,156
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Real Estate Securities	$ 1,256,530	$ 4,526,624	$26,580,603	$32,363,757	$ 8,339,614	$(10,186,384)	$ (7,325)	$ 5,046	$ 1,649,727	$ (199,322)	$32,164,435	$123,771,761	$155,936,196
Thrivent Small Cap Growth Subaccount	$ (203,921)	$ 90,123	$ 3,068,076	$ 2,954,278	$ 3,442,097	$ (1,250,200)	$ (539)	$ 102	$ 5,547,322	$ 7,738,782	$10,693,060	$ 9,248,314	$ 19,941,374
Thrivent Small Cap Index	$ (889,711)	$26,541,317	$37,794,383	$63,445,989	$29,715,490	$(20,803,126)	$(17,799)	$ 1,428	$12,665,466	$21,561,459	$85,007,448	$294,522,812	$379,530,260
Thrivent Small Cap Stock	$(1,792,275)	$26,243,250	$21,716,796	$46,167,771	$ 9,853,613	$(15,255,273)	$ (7,529)	$14,833	$ (597,738)	$ (5,992,094)	$40,175,677	$178,146,550	$218,322,227
Vanguard® VIF Capital Growth	$ 3,736	$ 37,090	$ 203,218	$ 244,044	$ 186,641	$ (8,370)	$ —	$ —	$ (118,021)	$ 60,250	$ 304,294	$ 928,587	$ 1,232,881
Vanguard® VIF International	$ 6,071	$ 28,677	$ 223,706	$ 258,454	$ 128,313	$ (26,473)	$ —	$ —	$ 158,732	$ 260,572	$ 519,026	$ 729,791	$ 1,248,817
Vanguard® VIF Short-Term Investment-Grade	$ 10,344	$ 1,257	$ 18,705	$ 30,306	$ 152,881	$ (8,386)	$ —	$ —	$ 214,096	$ 358,591	$ 388,897	$ 566,464	$ 955,361
Vanguard® VIF Small Company Growth	$ (3,793)	$ 73,510	$ 131,062	$ 200,779	$ 404,011	$ (17,905)	$ —	$ —	$ (144,333)	$ 241,773	$ 442,552	$ 553,969	$ 996,521
Vanguard® VIF Total Bond Market Index	$ 65,843	$ 6,576	$ 237,408	$ 309,827	$ 2,160,952	$ (84,471)	$ —	$ —	$ 766,894	$ 2,843,375	$ 3,153,202	$ 3,088,756	$ 6,241,958
Vanguard® VIF Total Stock Market Index	$ 41,311	$ 121,537	$ 982,887	$ 1,145,735	$ 859,880	$ (136,176)	$ —	$ —	$ (58,539)	$ 665,165	$ 1,810,900	$ 3,470,105	$ 5,281,005
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
American Funds IS® Global Growth Class 4 (b)	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth-Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
*American Funds IS® Growth-Income Class 4 (b)	American Funds Insurance Series — Growth-Income Portfolio Class 4
American Funds IS International Growth and Income Class 4 (b)	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
*American Funds IS® International Class 4 (b)	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III (b)	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2 (b)	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2 (b)	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2 (b)	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2 (b)	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2 (b)	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares (b)	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares (b)	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class (b)	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class (b)	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II (b)	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II (b)	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II (b)	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class (b)	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class (b)	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value (d)	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class (b)	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class (b)	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class (b)	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class (b)	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class (b)	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class (b)	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class (b)	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class (b)	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2 (b)	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio
**Principal VC Equity Income Class 2 (b)	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B (b)	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B (b)	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2 (b)	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap (e)	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent ESG Index (c)	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock (f)	Thrivent Series Fund, Inc. — Global Stock Portfolio
****Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation (g)	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index (c)	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth (c)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value (c)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
****Thrivent Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(b)	Statement of operations and of changes in net assets for the period June 30, 2020 (commencement of operations) to December 31, 2020.
(c)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
(d)	Formerly known as MFS® VIT II — MFS® International Value, name change effective June 1, 2019.
(e)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(f)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(g)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.
*Available in AdvisorFlex Variable Annuity only.
**Available in Retirement Choice Variable Annuity only.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.
****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table and the 2012 IAR mortality table. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was appplied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
American Funds IS® Global Growth Class 1	55,480	8,533	(7,249)	56,764	12,202	(32,351)	36,615
American Funds IS® Global Growth Class 4	—	—	—	—	637,874	(178,610)	459,264
American Funds IS® Growth-Income Class 1	30,470	8,061	(5,424)	33,107	36,167	(19,678)	49,596
American Funds IS® Growth-Income Class 4	—	—	—	—	672,697	(197,749)	474,948
American Funds IS® International Growth and Income Class 4	—	—	—	—	124,953	(34,001)	90,952
American Funds IS® International Class 1	87,025	38,446	(14,089)	111,382	15,472	(32,163)	94,691
American Funds IS® International Class 4	—	—	—	—	107,986	(27,956)	80,030
BlackRock Total Return V.I. Class I	15,861	1	(176)	15,686	8,654	(2,930)	21,410
BlackRock Total Return V.I. Class III	—	—	—	—	1,574,858	(457,082)	1,117,776
DFA VA International Small Portfolio	54,552	21,484	(33,269)	42,767	8,009	(20,181)	30,595
DFA VA US Targeted Value	91,290	34,848	(29,480)	96,658	17,411	(22,093)	91,976
Eaton Vance VT Floating-Rate Income Initial Share Class	—	—	—	—	192,863	(63,246)	129,617
Fidelity® VIP Emerging Markets Initial Class	52,445	53,251	(7,040)	98,656	14,302	(27,201)	85,757
Fidelity VIP Emerging Markets Service Class 2	—	—	—	—	251,570	(72,719)	178,851
Fidelity VIP Energy Service Class 2	—	—	—	—	86,726	(24,253)	62,473
Fidelity® VIP International Capital Appreciation Initial Class	42,182	10,270	(4,866)	47,586	3,103	(15,485)	35,204
Fidelity VIP International Capital Appreciation Service Class 2	—	—	—	—	555,053	(143,383)	411,670
Fidelity® VIP Value Initial Class	40,004	4,462	(1,226)	43,240	12,725	(26,848)	29,117
Fidelity VIP Value Service Class 2	—	—	—	—	185,551	(55,374)	130,177
Franklin Small Cap Value VIP Class 2	—	—	—	—	220,883	(68,699)	152,184

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Goldman Sachs VIT Core Fixed Income Service Shares	—	—	—	—	911,780	(197,629)	714,151
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	—	—	—	85,031	(18,744)	66,287
Janus Henderson Enterprise Institutional Class	62,265	34,256	(9,934)	86,587	42,541	(31,888)	97,240
Janus Henderson VIT Enterprise Service Class	—	—	—	—	280,325	(84,830)	195,495
Janus Henderson VIT Forty Service Class	—	—	—	—	626,745	(134,171)	492,574
John Hancock Core Bond Trust Series I	24,596	52,547	(8,510)	68,633	22,202	(39,089)	51,746
John Hancock Core Bond Trust Series II	—	—	—	—	319,775	(57,081)	262,694
John Hancock International Equity Index Trust B Series I	8,883	3,320	(1,915)	10,288	9,239	(4,163)	15,364
John Hancock International Small Company Trust Series II	—	—	—	—	36,750	(8,633)	28,117
John Hancock Strategic Income Opportunities Trust Series I	31,007	3,944	(3,604)	31,347	10,718	(6,698)	35,367
John Hancock Strategic Income Opportunities Trust Series II	—	—	—	—	324,852	(109,167)	215,685
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	12,426	3,673	(2,251)	13,848	348	(961)	13,235
MFS® VIT II - Core Equity Service Class	—	—	—	—	181,752	(33,174)	148,578
MFS® VIT III Global Real Estate Service Class	—	—	—	—	53,815	(14,354)	39,461
MFS® VIT II - MFS® Corporate Bond Initial Class	29,027	16,050	(8,387)	36,690	11,615	(25,087)	23,218
MFS® VIT III - MFS® Global Real Estate Initial Class	5,917	3,987	(313)	9,591	809	(1,018)	9,382
MFS® VIT II - MFS® International Intrinsic Value Initial Class	30,035	9,069	(6,083)	33,021	2,038	(2,928)	32,131
MFS® VIT III - MFS® Mid Cap Value Initial Class	16,976	5,349	(8,467)	13,858	3,591	(6,118)	11,331
MFS® VIT III Mid Cap Value Service Class	—	—	—	—	71,928	(20,500)	51,428
MFS® VIT - New Discovery Series Service Class	—	—	—	—	317,599	(92,298)	225,301
MFS® VIT II - MFS® Technology Initial Class	44,464	36,177	(8,207)	72,434	31,904	(39,174)	65,164

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
MFS® VIT II Technology Service Class	—	—	—	—	516,904	(128,960)	387,944
MFS® VIT - MFS® Value Initial Class	23,708	6,631	(1,434)	28,905	19,375	(11,572)	36,708
MFS® VIT Value Series Service Class	—	—	—	—	79,739	(14,833)	64,906
PIMCO VIT Emerging Markets Bond Institutional Class	101,395	7,758	(43,770)	65,383	10,954	(51,384)	24,953
PIMCO VIT Emerging Markets Bond Advisor Class	—	—	—	—	27,560	(4,893)	22,667
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	16,138	5,881	(8,399)	13,620	2,831	(8,915)	7,536
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	—	—	—	117,997	(38,883)	79,114
PIMCO VIT Long-Term U.S. Government Institutional Class	16,025	4,740	(5,273)	15,492	78,220	(18,923)	74,789
PIMCO VIT Long-Term US Government Advisor Class	—	—	—	—	610,632	(158,258)	452,374
PIMCO VIT Real Return Institutional Class	30,109	4,701	(18,921)	15,889	5,249	(2,281)	18,857
PIMCO VIT Real Return Advisor Class	—	—	—	—	827,253	(260,357)	566,896
Principal Capital Appreciation Class 2	—	—	—	—	188,986	(38,750)	150,236
Principal Diversified International	17,042	6,025	(13,130)	9,937	12,254	(6,177)	16,014
Principal Government & High Quality Bond	33,107	10,237	(3,652)	39,692	18,979	(35,618)	23,053
Principal Small Cap	25,900	5,625	(13,561)	17,964	14,397	(7,848)	24,513
Principal VC Equity Income Class 2	—	—	—	—	273,235	(60,882)	212,353
Putnam VT International Value Class 1B	—	—	—	—	29,195	(2,978)	26,217
Putnam VT Research Class 1B	—	—	—	—	143,878	(28,729)	115,149
Templeton Global Bond VIP Class 1	76,770	45,194	(77,802)	44,162	19,081	(24,347)	38,896
Templeton Global Bond VIP Class 2	—	—	—	—	123,979	(43,607)	80,372
Thrivent Aggressive Allocation	44,801,910	8,268,909	(8,123,246)	44,947,573	12,958,710	(12,154,780)	45,751,503
Thrivent All Cap Subaccount	2,849,483	556,753	(589,410)	2,816,826	715,584	(722,124)	2,810,286
Thrivent Balanced Income Plus	12,764,442	3,115,885	(2,606,469)	13,273,858	3,151,009	(3,352,074)	13,072,793

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Thrivent Diversified Income Plus	31,943,311	10,052,257	(7,608,185)	34,387,383	8,555,098	(9,352,617)	33,589,864
Thrivent ESG Index	—	—	—	—	594,283	(67,127)	527,156
Thrivent Global Stock	9,536,861	1,432,827	(2,059,467)	8,910,221	1,286,310	(2,177,465)	8,019,066
Thrivent Government Bond	10,205,022	2,636,304	(2,780,477)	10,060,849	7,138,241	(3,964,811)	13,234,279
Thrivent High Yield	10,410,548	2,928,849	(2,440,979)	10,898,418	4,686,323	(3,520,480)	12,064,261
Thrivent Income	13,848,443	5,379,400	(3,459,927)	15,767,916	13,537,486	(5,482,074)	23,823,328
Thrivent International Allocation	25,366,637	4,116,127	(5,470,029)	24,012,735	3,793,755	(5,882,815)	21,923,675
Thrivent International Index	—	—	—	—	632,564	(92,052)	540,512
Thrivent Large Cap Growth	12,324,997	3,190,424	(2,584,633)	12,930,788	9,215,335	5,489,846	(5,036,539)	22,599,430
Thrivent Large Cap Index	25,782,512	6,035,610	(4,723,057)	27,095,065	8,182,165	(7,455,844)	27,821,386
Thrivent Large Cap Value	7,912,004	1,788,196	(1,546,270)	8,153,930	2,595,266	(2,270,493)	8,478,703
Thrivent Limited Maturity Bond	16,549,773	7,200,127	(6,094,283)	17,655,617	22,584,863	(10,238,990)	30,001,490
Thrivent Low Volatility Equity	1,937,235	1,937,804	(775,166)	3,099,873	1,491,906	(1,282,124)	3,309,655
Thrivent Mid Cap Growth	—	—	—	—	2,040,677	(261,064)	1,779,613
Thrivent Mid Cap Index	11,573,524	2,831,366	(2,062,822)	12,342,068	3,537,205	(3,286,953)	12,592,320
Thrivent Mid Cap Stock	10,079,234	2,369,563	(2,016,820)	10,431,977	2,906,829	(2,778,066)	10,560,740
Thrivent Mid Cap Value	—	—	—	—	248,345	(46,744)	201,601
Thrivent Moderate Allocation	530,655,741	113,164,806	(139,345,119)	504,475,428	115,578,747	(145,399,012)	474,655,163
Thrivent Moderately Aggressive Allocation	279,434,222	47,785,291	(58,144,551)	269,074,962	68,034,229	(82,831,666)	254,277,525
Thrivent Moderately Conservative Allocation	316,185,585	83,991,107	(93,355,133)	306,821,559	57,808,687	(63,510,339)	301,119,907
Thrivent Money Market	147,676,749	146,673,101	(128,103,373)	166,246,477	357,612,795	(249,472,620)	274,386,652
Thrivent Multidimensional Income	1,472,948	1,251,797	(527,331)	2,197,414	971,324	(884,714)	2,284,024
Thrivent Opportunity Income Plus	11,353,707	5,516,166	(3,209,917)	13,659,956	5,493,737	(4,801,746)	14,351,947
Thrivent Partner Emerging Markets Equity	6,161,680	1,302,606	(1,772,812)	5,691,474	1,451,223	(2,133,875)	5,008,822
Thrivent Partner Healthcare	7,684,570	1,530,038	(1,778,222)	7,436,386	2,215,648	(2,016,659)	7,635,375
Thrivent Real Estate Securities	5,050,081	1,148,306	(1,081,512)	5,116,875	1,134,954	(1,482,464)	4,769,365
Thrivent Small Cap Growth Subaccount	1,023,853	1,463,837	(745,691)	1,741,999	3,249,267	(1,296,384)	3,694,882
Thrivent Small Cap Index	10,463,683	2,784,162	(2,023,188)	11,224,657	3,651,058	(3,022,084)	11,853,631
Thrivent Small Cap Stock	6,957,129	1,293,985	(1,425,535)	6,825,579	1,838,220	(1,999,536)	6,664,263
Vanguard® VIF Capital Growth	84,181	27,103	(22,265)	89,019	16,763	(34,824)	70,958
Vanguard® VIF International	73,494	31,451	(8,380)	96,565	41,395	(37,184)	100,776
Vanguard® VIF Short-Term Investment-Grade	56,379	41,764	(7,503)	90,640	37,450	(66,381)	61,709
Vanguard® VIF Small Company Growth	54,425	51,668	(29,095)	76,998	12,106	(38,602)	50,502
Vanguard® VIF Total Bond Market Index	308,191	295,395	(27,612)	575,974	250,779	(107,753)	719,000
Vanguard® VIF Total Stock Market Index	332,469	129,032	(72,588)	388,913	164,236	(89,881)	463,268

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$ 201,900	$ 522,475
American Funds IS® Global Growth Class 4	5,204,605	6,102
American Funds IS® Growth-Income Class 1	538,177	277,479
American Funds IS® Growth-Income Class 4	5,221,942	70,441
American Funds IS® International Growth and Income Class 4	1,020,246	12,870
American Funds IS® International Class 1	163,516	346,100
American Funds IS® International Class 4	893,429	5,848
BlackRock Total Return V.I. Class I	116,162	34,861
BlackRock Total Return V.I. Class III	11,889,208	44,167
DFA VA International Small Portfolio	83,003	195,260
DFA VA US Targeted Value	156,943	229,877
Eaton Vance VT Floating-Rate Income Initial Share Class	1,368,249	20,849
Fidelity® VIP Emerging Markets Initial Class	314,690	382,041
Fidelity VIP Emerging Markets Service Class 2	2,156,055	2,142
Fidelity VIP Energy Service Class 2	632,029	22,769
Fidelity® VIP International Capital Appreciation Initial Class	53,188	195,250
Fidelity VIP International Capital Appreciation Service Class 2	4,724,830	48,680
Fidelity® VIP Value Initial Class	158,711	299,287
Fidelity VIP Value Service Class 2	1,506,904	30,271
Franklin Small Cap Value VIP Class 2	1,738,648	7,010
Goldman Sachs VIT Core Fixed Income Service Shares	7,323,683	44,102
Goldman Sachs VIT Small Cap Equity Insights Service Shares	734,455	8,137
Janus Henderson Enterprise Institutional Class	656,251	463,174
Janus Henderson VIT Enterprise Service Class	2,343,711	113,607
Janus Henderson VIT Forty Service Class	5,764,760	81,944
John Hancock Core Bond Trust Series I	247,938	433,130
John Hancock Core Bond Trust Series II	2,674,203	5,240
John Hancock International Equity Index Trust B Series I	93,405	45,789
John Hancock International Small Company Trust Series II	334,264	2,084
John Hancock Strategic Income Opportunities Trust Series I	98,092	48,248
John Hancock Strategic Income Opportunities Trust Series II	2,301,714	28,192
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	16,970	13,363
MFS® VIT II - Core Equity Service Class	1,667,150	2,630
MFS® VIT III Global Real Estate Service Class	432,377	606
MFS® VIT II - MFS® Corporate Bond Initial Class	137,901	289,006
MFS® VIT III - MFS® Global Real Estate Initial Class	17,531	13,291
MFS® VIT II - MFS® International Intrinsic Value Initial Class	37,088	38,768
MFS® VIT III - MFS® Mid Cap Value Initial Class	44,866	68,016
MFS® VIT III Mid Cap Value Service Class	589,967	6,457
MFS® VIT - New Discovery Series Service Class	2,697,219	25,567
MFS® VIT II - MFS® Technology Initial Class	537,038	750,658
MFS® VIT II Technology Service Class	4,445,226	16,643

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
MFS® VIT - MFS® Value Initial Class	247,795	140,481
MFS® VIT Value Series Service Class	720,278	2,607
PIMCO VIT Emerging Markets Bond Institutional Class	96,371	518,743
PIMCO VIT Emerging Markets Bond Advisor Class	240,714	358
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	32,945	93,136
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	831,256	1,163
PIMCO VIT Long-Term U.S. Government Institutional Class	997,071	176,588
PIMCO VIT Long-Term US Government Advisor Class	4,642,163	198,233
PIMCO VIT Real Return Institutional Class	63,483	27,069
PIMCO VIT Real Return Advisor Class	5,879,374	36,174
Principal Capital Appreciation Class 2	1,742,203	3,646
Principal Diversified International	129,355	72,183
Principal Government & High Quality Bond	204,875	376,495
Principal Small Cap	193,225	102,309
Principal VC Equity Income Class 2	2,464,081	18,977
Putnam VT International Value Class 1B	288,165	2,678
Putnam VT Research Class 1B	1,302,310	1,634
Templeton Global Bond VIP Class 1	202,831	231,001
Templeton Global Bond VIP Class 2	797,452	1,244
Thrivent Aggressive Allocation	236,936,758	187,744,190
Thrivent All Cap Subaccount	28,863,234	16,951,226
Thrivent Balanced Income Plus	47,831,880	49,477,802
Thrivent Diversified Income Plus	118,460,270	119,951,602
Thrivent ESG Index	6,319,707	298,547
Thrivent Global Stock	37,387,448	38,074,548
Thrivent Government Bond	85,215,508	39,847,344
Thrivent High Yield	63,789,638	44,249,368
Thrivent Income	170,981,782	41,009,066
Thrivent International Allocation	32,567,281	45,343,136
Thrivent International Index	6,464,665	340,625
Thrivent Large Cap Growth	483,390,390	112,282,427
Thrivent Large Cap Index	122,493,944	143,210,863
Thrivent Large Cap Value	45,901,630	36,769,655
Thrivent Limited Maturity Bond	229,052,665	74,458,206
Thrivent Low Volatility Equity	15,496,262	12,471,183
Thrivent Mid Cap Growth	23,002,902	1,273,658
Thrivent Mid Cap Index	62,780,703	60,485,294
Thrivent Mid Cap Stock	57,037,620	63,160,985
Thrivent Mid Cap Value	2,819,472	418,249
Thrivent Moderate Allocation	1,684,646,260	1,807,831,161
Thrivent Moderately Aggressive Allocation	1,131,057,735	1,126,246,333
Thrivent Moderately Conservative Allocation	781,672,744	681,151,994
Thrivent Money Market	278,041,262	172,327,432
Thrivent Multidimensional Income	8,621,615	7,738,599

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Thrivent Opportunity Income Plus	64,841,771	50,411,808
Thrivent Partner Emerging Markets Equity	13,279,161	21,561,199
Thrivent Partner Healthcare	36,219,979	38,009,642
Thrivent Real Estate Securities	18,735,993	28,365,498
Thrivent Small Cap Growth Subaccount	36,483,907	11,092,702
Thrivent Small Cap Index	64,510,205	49,853,702
Thrivent Small Cap Stock	49,404,902	38,354,438
Vanguard® VIF Capital Growth	281,371	526,179
Vanguard® VIF International	597,922	528,579
Vanguard® VIF Short-Term Investment-Grade	419,021	718,725
Vanguard® VIF Small Company Growth	213,725	486,381
Vanguard® VIF Total Bond Market Index	2,806,548	1,024,584
Vanguard® VIF Total Stock Market Index	2,410,702	1,135,242
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, except as indicated in Note 1, follows:
Subaccount	2020	2019	2018	2017	2016
American Funds IS® Global Growth Class 1
Units (a)	36,615	56,764	55,480	3,620	—
Unit value	$ 17.48	13.47	$ 10.01	$ 11.06	—
Net assets	$ 640,526	$764,617	$555,220	$ 40,033	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.52%	1.40%	1.31%	1.14%	—%
Total return (d)	29.80%	34.60%	(9.50)%	10.58%	—%
American Funds IS® Global Growth Class 4
Units (a)	459,264	—	—	—	—
Unit value	$12.46-$12.44	—	—	—	—
Net assets	$ 5,712,550	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.03%	—%	—%	—%	—%
Total return (d)	24.38 - 24.57%	—%	—%	—%	—%
American Funds IS® Growth-Income Class 1
Units (a)	49,596	33,107	30,470	37,690	—
Unit value	$ 15.41	13.64	$ 10.87	$ 11.12	—
Net assets	$ 764,147	$451,569	$331,113	$419,170	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.65%	1.96%	1.43%	2.61%	—%
Total return (d)	12.96%	25.51%	(2.29)%	11.22%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
American Funds IS® Growth-Income Class 4
Units (a)	474,948	—	—	—	—
Unit value	$11.72-$11.71	—	—	—	—
Net assets	$ 5,559,670	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.56%	—%	—%	—%	—%
Total return (d)	17.06 - 17.24%	—%	—%	—%	—%
American Funds IS® International Growth and Income Class 4
Units (a)	90,952	—	—	—	—
Unit value	$12.42-$12.40	—	—	—	—
Net assets	$ 1,128,128	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.95%	—%	—%	—%	—%
Total return (d)	24.04 - 24.22%	—%	—%	—%	—%
American Funds IS® International Class 1
Units (a)	94,691	111,382	87,025	30,711	—
Unit value	$ 13.32	11.75	$ 9.61	$ 11.12	—
Net assets	$ 1,261,546	$1,308,350	$835,891	$341,411	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.90%	1.95%	2.47%	2.46%	—%
Total return (d)	13.42%	22.29%	(13.60)%	11.17%	—%
American Funds IS® International Class 4
Units (a)	80,030	—	—	—	—
Unit value	$12.78-$12.76	—	—	—	—
Net assets	$ 1,020,861	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.62%	—%	—%	—%	—%
Total return (d)	27.56 - 27.75%	—%	—%	—%	—%
BlackRock Total Return V.I. Class I
Units (a)	21,410	15,686	15,861	5,395	—
Unit value	$ 11.68	10.81	$ 9.95	$ 10.07	—
Net assets	$ 249,847	$ 169,330	$157,558	$ 54,356	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	2.15%	2.91%	2.62%	1.04%	—%
Total return (d)	8.07%	8.67%	(1.21)%	0.70%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
BlackRock Total Return V.I. Class III
Units (a)	1,117,776	—	—	—	—
Unit value	$10.23-$10.21	—	—	—	—
Net assets	$ 11,399,787	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.62%	—%	—%	—%	—%
Total return (d)	2.12 - 2.27%	—%	—%	—%	—%
DFA VA International Small Portfolio
Units (a)	30,595	42,767	54,552	26,500	—
Unit value	$ 11.86	10.92	$ 8.88	$ 11.15	—
Net assets	$ 362,877	$ 467,093	$484,506	$295,587	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.93%	2.19%	1.71%	5.40%	—%
Total return (d)	8.59%	22.97%	(20.37)%	11.54%	—%
DFA VA US Targeted Value
Units (a)	91,976	96,658	91,290	17,862	—
Unit value	$ 11.49	11.14	$ 9.15	$ 10.96	—
Net assets	$ 1,057,200	$1,076,390	$835,736	$195,844	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.75%	1.49%	1.31%	2.51%	—%
Total return (d)	3.20%	21.64%	(16.50)%	9.64%	—%
Eaton Vance VT Floating-Rate Income Initial Share Class
Units (a)	129,617	—	—	—	—
Unit value	$10.59-$10.57	—	—	—	—
Net assets	$ 1,370,342	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.51%	—%	—%	—%	—%
Total return (d)	5.70 - 5.86%	—%	—%	—%	—%
Fidelity® VIP Emerging Markets Initial Class
Units (a)	85,757	98,656	52,445	27,453	—
Unit value	$ 16.14	12.37	$ 9.61	$ 11.79	—
Net assets	$ 1,382,046	$1,218,772	$504,137	$323,776	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.82%	1.96%	0.73%	1.01%	—%
Total return (d)	30.48%	28.68%	(18.49)%	17.94%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Fidelity VIP Emerging Markets Service Class 2
Units (a)	178,851	—	—	—	—
Unit value	$13.65-$13.63	—	—	—	—
Net assets	$ 2,436,975	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.85%	—%	—%	—%	—%
Total return (d)	36.26 - 36.46%	—%	—%	—%	—%
Fidelity VIP Energy Service Class 2
Units (a)	62,473	—	—	—	—
Unit value	$10.79-$10.77	—	—	—	—
Net assets	$ 673,078	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	4.36%	—%	—%	—%	—%
Total return (d)	7.74 - 7.90%	—%	—%	—%	—%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	35,204	47,586	42,182	—	—
Unit value	$ 15.71	12.93	$ 9.76	$ 11.25	—
Net assets	$ 553,046	$615,271	$411,523	$ 0	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.28%	0.58%	1.37%	—%	—%
Total return (d)	21.50%	32.53%	(13.27)%	12.49%	—%
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	411,670	—	—	—	—
Unit value	$12.32-$12.30	—	—	—	—
Net assets	$ 5,064,332	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.25%	—%	—%	—%	—%
Total return (d)	23.02 - 23.21%	—%	—%	—%	—%
Fidelity® VIP Value Initial Class
Units (a)	29,117	43,240	40,004	6,818	—
Unit value	$ 12.82	12.14	$ 9.24	$ 10.79	—
Net assets	$ 373,257	$524,795	$369,675	$73,567	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	1.56%	1.86%	1.44%	1.90%	—%
Total return (d)	5.62%	31.34%	(14.36)%	7.90%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Fidelity VIP Value Service Class 2
Units (a)	130,177	—	—	—	—
Unit value	$13.13-$13.11	—	—	—	—
Net assets	$ 1,707,050	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.76%	—%	—%	—%	—%
Total return (d)	31.13 - 31.33%	—%	—%	—%	—%
Franklin Small Cap Value VIP Class 2
Units (a)	152,184	—	—	—	—
Unit value	$12.83-$12.81	—	—	—	—
Net assets	$ 1,949,191	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	28.08 - 28.27%	—%	—%	—%	—%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	714,151	—	—	—	—
Unit value	$10.18-$10.16	—	—	—	—
Net assets	$ 7,256,760	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.93%	—%	—%	—%	—%
Total return (d)	1.62 - 1.77%	—%	—%	—%	—%
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	66,287	—	—	—	—
Unit value	$12.84-$12.82	—	—	—	—
Net assets	$ 849,514	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	28.18 - 28.37%	—%	—%	—%	—%
Janus Henderson Enterprise Institutional Class
Units (a)	97,240	86,587	62,265	5,797	—
Unit value	$ 17.59	14.81	$ 11.00	$ 11.11	—
Net assets	$ 1,710,641	$1,282,642	$684,872	$64,413	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	—%
Investment income ratio (c)	0.11%	0.20%	0.25%	0.00%	—%
Total return (d)	18.76%	34.67%	(1.01)%	11.12%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Janus Henderson VIT Enterprise Service Class
Units (a)	195,495	—	—	—	—
Unit value	$12.76-$12.74	—	—	—	—
Net assets	$ 2,490,231	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	27.38 - 27.57%	—%	—%	—%	—%
Janus Henderson VIT Forty Service Class
Units (a)	492,574	—	—	—	—
Unit value	$12.50-$12.48	—	—	—	—
Net assets	$ 6,148,759	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	24.83 - 25.02%	—%	—%	—%	—%
John Hancock Core Bond Trust Series I
Units (a)	51,746	68,633	24,596	13,247	—
Unit value	$ 11.64	10.75	$ 9.98	$ 10.08	—
Net assets	$ 602,436	$738,097	$245,381	$133,554	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.14%	3.40%	2.76%	3.08%	—%
Total return (d)	8.25%	7.80%	(1.04)%	0.82%	—%
John Hancock Core Bond Trust Series II
Units (a)	262,694	—	—	—	—
Unit value	$10.15-$10.13	—	—	—	—
Net assets	$ 2,661,499	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	2.42%	—%	—%	—%	—%
Total return (d)	1.32 - 1.47%	—%	—%	—%	—%
John Hancock International Equity Index Trust B Series I
Units (a)	15,364	10,288	8,883	—	—
Unit value	$ 12.59	11.42	$ 9.45	$ 11.06	—
Net assets	$ 193,386	$117,505	$ 83,962	$ 0	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.79%	2.63%	2.86%	—%	—%
Total return (d)	10.20%	20.84%	(14.53)%	10.59%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
John Hancock International Small Company Trust Series II
Units (a)	28,117	—	—	—	—
Unit value	$12.78-$12.76	—	—	—	—
Net assets	$ 358,695	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.65%	—%	—%	—%	—%
Total return (d)	27.57 - 27.76%	—%	—%	—%	—%
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	35,367	31,347	31,007	5,169	—
Unit value	$ 11.48	10.62	$ 9.62	$ 10.17	—
Net assets	$ 405,899	$332,953	$298,200	$52,594	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.91%	2.88%	5.40%	3.33%	—%
Total return (d)	8.05%	10.44%	(5.48)%	1.74%	—%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	215,685	—	—	—	—
Unit value	$10.81-$10.79	—	—	—	—
Net assets	$ 2,327,734	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	1.73%	—%	—%	—%	—%
Total return (d)	7.92 - 8.09%	—%	—%	—%	—%
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	13,235	13,848	12,426	3,054	—
Unit value	$ 15.01	13.08	$ 10.18	$ 11.09	—
Net assets	$ 198,703	$181,156	$126,476	$33,867	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.65%	1.57%	1.28%	1.04%	—%
Total return (d)	14.76%	28.53%	(8.20)%	10.88%	—%
MFS® VIT II - Core Equity Service Class
Units (a)	148,578	—	—	—	—
Unit value	$12.10-$12.08	—	—	—	—
Net assets	$ 1,794,795	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.20%	—%	—%	—%	—%
Total return (d)	20.80 - 20.98%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT III Global Real Estate Service Class
Units (a)	39,461	—	—	—	—
Unit value	$11.59-$11.57	—	—	—	—
Net assets	$ 456,663	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.16%	—%	—%	—%	—%
Total return (d)	15.73 - 15.90%	—%	—%	—%	—%
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	23,218	36,690	29,027	2,457	—
Unit value	$ 12.35	11.23	$ 9.84	$ 10.20	—
Net assets	$ 286,838	$412,007	$285,732	$ 25,057	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	3.35%	4.58%	4.36%	0.00%	—%
Total return (d)	10.02%	14.08%	(3.49)%	1.99%	—%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	9,382	9,591	5,917	574	—
Unit value	$ 13.01	12.89	$ 10.21	$ 10.58	—
Net assets	$ 122,082	$123,594	$ 60,401	$ 6,077	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	4.78%	4.24%	4.20%	0.00%	—%
Total return (d)	0.98%	26.24%	(3.52)%	5.80%	—%
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	32,131	33,021	30,035	15,113	—
Unit value	$ 14.78	12.33	$ 9.84	$ 10.92	—
Net assets	$ 474,915	$406,989	$295,403	$165,059	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.02%	1.88%	0.90%	0.49%	—%
Total return (d)	19.92%	25.32%	(9.94)%	9.21%	—%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	11,331	13,858	16,976	32,662	—
Unit value	$ 12.70	12.29	$ 9.42	$ 10.69	—
Net assets	$ 143,958	$170,357	$159,956	$349,297	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.34%	1.00%	0.61%	0.42%	—%
Total return (d)	3.35%	30.47%	(11.89)%	6.94%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT III Mid Cap Value Service Class
Units (a)	51,428	—	—	—	—
Unit value	$12.48-$12.46	—	—	—	—
Net assets	$ 640,965	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.34%	—%	—%	—%	—%
Total return (d)	24.63 - 24.82%	—%	—%	—%	—%
MFS® VIT - New Discovery Series Service Class
Units (a)	225,301	—	—	—	—
Unit value	$13.79-$13.76	—	—	—	—
Net assets	$ 3,101,126	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	37.64 - 37.85%	—%	—%	—%	—%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	65,164	72,434	44,464	3,822	—
Unit value	$ 23.00	15.74	$ 11.62	$ 11.48	—
Net assets	$ 1,498,927	$1,140,399	$516,718	$ 43,881	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	—%
Total return (d)	46.10%	35.48%	1.22%	14.81%	—%
MFS® VIT II Technology Service Class
Units (a)	387,944	—	—	—	—
Unit value	$12.39-$12.37	—	—	—	—
Net assets	$ 4,798,306	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	23.69 - 23.87%	—%	—%	—%	—%
MFS® VIT - MFS® Value Initial Class
Units (a)	36,708	28,905	23,708	12,531	—
Unit value	$ 12.80	12.43	$ 9.62	$ 10.76	—
Net assets	$ 469,732	$ 359,258	$228,147	$134,789	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.83%	2.29%	1.71%	0.85%	—%
Total return (d)	2.96%	29.15%	(10.54)%	7.57%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
MFS® VIT Value Series Service Class
Units (a)	64,906	—	—	—	—
Unit value	$11.86-$11.84	—	—	—	—
Net assets	$ 768,366	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.72%	—%	—%	—%	—%
Total return (d)	18.38 - 18.56%	—%	—%	—%	—%
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	24,953	65,383	101,395	1,563	—
Unit value	$ 11.83	11.16	$ 9.78	$ 10.33	—
Net assets	$ 295,297	$729,533	$991,718	$16,143	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	4.94%	4.59%	4.45%	2.54%	—%
Total return (d)	6.07%	14.08%	(5.32)%	3.30%	—%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	22,667	—	—	—	—
Unit value	$10.89-$10.87	—	—	—	—
Net assets	$ 246,490	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	2.10%	—%	—%	—%	—%
Total return (d)	8.74 - 8.90%	—%	—%	—%	—%
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	7,536	13,620	16,138	5,931	—
Unit value	$ 11.31	10.34	$ 9.80	$ 10.29	—
Net assets	$ 85,241	$140,765	$158,106	$61,007	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	2.65%	2.61%	8.29%	2.68%	—%
Total return (d)	9.46%	5.49%	(4.78)%	2.90%	—%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	79,114	—	—	—	—
Unit value	$10.93-$10.92	—	—	—	—
Net assets	$ 863,759	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.49%	—%	—%	—%	—%
Total return (d)	9.16 - 9.32%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	74,789	15,492	16,025	1,113	—
Unit value	$ 13.07	11.20	$ 9.94	$ 10.25	—
Net assets	$ 977,200	$173,472	$159,311	$ 11,402	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.75%	2.22%	2.54%	1.19%	—%
Total return (d)	16.69%	12.64%	(2.98)%	2.46%	—%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	452,374	—	—	—	—
Unit value	$ 9.67-$9.65	—	—	—	—
Net assets	$ 4,366,319	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.77%	—%	—%	—%	—%
Total return (d)	(3.48) - (3.33)%	—%	—%	—%	—%
PIMCO VIT Real Return Institutional Class
Units (a)	18,857	15,889	30,109	44,631	—
Unit value	$ 11.87	10.69	$ 9.91	$ 10.20	—
Net assets	$ 223,760	$169,797	$298,495	$455,218	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	1.57%	2.00%	3.16%	1.46%	—%
Total return (d)	11.04%	7.79%	(2.80)%	2.00%	—%
PIMCO VIT Real Return Advisor Class
Units (a)	566,896	—	—	—	—
Unit value	$10.49-$10.47	—	—	—	—
Net assets	$ 5,937,347	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.70%	—%	—%	—%	—%
Total return (d)	4.73 - 4.89%	—%	—%	—%	—%
Principal Capital Appreciation Class 2
Units (a)	150,236	—	—	—	—
Unit value	$12.22-$12.20	—	—	—	—
Net assets	$ 1,833,496	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.70%	—%	—%	—%	—%
Total return (d)	22.04 - 22.23%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Principal Diversified International
Units (a)	16,014	9,937	17,042	2,869	—
Unit value	$ 12.75	11.06	$ 9.08	$ 11.10	—
Net assets	$ 204,193	$109,897	$154,772	$ 31,832	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	3.40%	0.95%	2.99%	2.32%	—%
Total return (d)	15.29%	21.77%	(18.16)%	10.97%	—%
Principal Government & High Quality Bond
Units (a)	23,053	39,692	33,107	4,857	—
Unit value	$ 10.84	10.61	$ 10.04	$ 10.03	—
Net assets	$ 249,763	$421,256	$332,548	$ 48,712	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	3.00%	2.83%	5.15%	0.00%	—%
Total return (d)	2.10%	5.66%	0.15%	0.29%	—%
Principal Small Cap
Units (a)	24,513	17,964	25,900	32,493	—
Unit value	$ 14.88	12.27	$ 9.70	$ 10.97	—
Net assets	$ 364,744	$220,392	$251,290	$356,468	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	—%
Investment income ratio (c)	0.59%	0.30%	0.18%	0.14%	—%
Total return (d)	21.28%	26.45%	(11.56)%	9.71%	—%
Principal VC Equity Income Class 2
Units (a)	212,353	—	—	—	—
Unit value	$12.40-$12.38	—	—	—	—
Net assets	$ 2,628,630	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.99%	—%	—%	—%	—%
Total return (d)	23.79 - 23.97%	—%	—%	—%	—%
Putnam VT International Value Class 1B
Units (a)	26,217	—	—	—	—
Unit value	$12.24-$12.22	—	—	—	—
Net assets	$ 320,332	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	22.19 - 22.37%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Putnam VT Research Class 1B
Units (a)	115,149	—	—	—	—
Unit value	$ 12.14-$12.12	—	—	—	—
Net assets	$ 1,396,070	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	21.24 - 21.42%	— %	— %	— %	— %
Templeton Global Bond VIP Class 1
Units (a)	38,896	44,162	76,770	19,390	—
Unit value	$ 9.63	10.21	$ 10.04	$ 9.88	—
Net assets	$ 374,605	$ 450,763	$ 770,914	$ 191,650	—
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	— %
Investment income ratio (c)	7.43%	7.49%	0.00%	0.00%	— %
Total return (d)	(5.64) %	1.65%	1.60%	(1.16) %	— %
Templeton Global Bond VIP Class 2
Units (a)	80,372	—	—	—	—
Unit value	$ 9.96-$9.94	—	—	—	—
Net assets	$ 799,252	—	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	(0.56) - (0.41)%	— %	— %	— %	— %
Thrivent Aggressive Allocation
Units (a)	45,770,855	44,968,357	44,820,274	42,471,311	40,610,746
Unit value	$ 29.22-$27.06	$ 25.18-$23.54	$20.28-$19.14	$21.89-$20.86	$18.19-$17.50
Net assets	$1,315,366,149	$1,157,119,214	$ 931,039,212	$ 955,303,630	$ 761,460,642
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.19%	1.31%	0.67%	0.73%	0.98%
Total return (d)	14.93 - 16.03%	22.98 - 24.16%	(8.23) - (7.35)%	19.23 - 20.37%	8.04 - 9.07%
Thrivent All Cap Subaccount
Units (a)	2,815,027	2,822,123	2,855,719	2,874,622	2,832,625
Unit value	$ 15.53-$32.65	$ 12.66-$27.01	$ 9.75-$21.14	$10.87-$23.91	$20.16-$20.26
Net assets	$ 104,192,038	$ 88,519,017	$ 69,904,658	$ 79,437,471	$ 66,307,490
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.74%	0.63%	0.52%	0.48%	0.27%
Total return (d)	20.85 - 22.68%	27.82 - 29.75%	(11.60) - (10.25)%	8.69 - 17.99%	3.78 - 4.78%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Balanced Income Plus
Units (a)	13,099,180	13,297,337	12,782,078	11,625,904	10,447,339
Unit value	$12.63-$20.11	$11.62-$18.78	$ 9.96-$16.35	$19.27-$17.52	$17.42-$15.98
Net assets	$ 295,972,316	$ 282,500,355	$ 235,334,024	$ 229,154,309	$ 187,908,579
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.88%	2.91%	2.44%	2.33%	2.51%
Total return (d)	7.05 - 8.68%	14.91 - 16.65%	(6.67) - (5.25)%	9.58 - 10.62%	5.05 - 6.05%
Thrivent Diversified Income Plus
Units (a)	33,619,798	34,421,992	31,980,802	29,835,295	26,114,301
Unit value	$12.18-$19.87	$11.39-$18.86	$10.06-$16.90	$10.38-$17.70	$17.79-$16.50
Net assets	$ 750,655,046	$ 730,828,525	$ 604,920,563	$ 588,835,304	$ 479,655,574
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.37%	3.51%	3.05%	3.03%	3.41%
Total return (d)	5.34 - 6.94%	11.60 - 13.28%	(4.53) - (3.08)%	3.76 - 7.29%	5.06 - 6.07%
Thrivent ESG Index
Units (a)	527,156	—	—	—	—
Unit value	$12.91-$12.78	—	—	—	—
Net assets	$ 6,682,274	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	1.58%	— %	— %	— %	— %
Total return (d)	27.84 - 29.13%	— %	— %	— %	— %
Thrivent Global Stock
Units (a)	8,041,771	8,935,979	9,564,253	9,635,196	9,723,264
Unit value	$14.00-$22.13	$12.20-$19.58	$ 9.96-$16.23	$10.91-$18.04	$16.16-$15.18
Net assets	$ 214,093,727	$ 210,213,174	$ 185,450,058	$ 207,954,284	$ 176,595,228
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.72%	1.45%	1.23%	1.27%	1.27%
Total return (d)	13.04 - 14.75%	20.64 - 22.46%	(10.06) - (8.70)%	9.11 - 18.88%	3.44 - 4.43%
Thrivent Government Bond
Units (a)	13,248,482	10,075,707	10,222,090	11,260,032	10,884,186
Unit value	$15.93-$13.74	$15.00-$13.07	$14.30-$12.58	$14.41-$12.80	$14.13-$12.67
Net assets	$ 200,209,449	$ 146,600,795	$ 142,256,483	$ 158,194,680	$ 150,570,603
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.45%	2.18%	2.42%	2.01%	1.67%
Total return (d)	5.20 - 6.20%	3.86 - 4.85%	(1.70) - (0.76)%	1.03 - 1.99%	(0.42) - 0.53%
Thrivent High Yield
Units (a)	12,084,885	10,920,514	10,434,843	10,245,056	8,998,529
Unit value	$11.52-$20.58	$11.26-$20.41	$ 9.89-$18.19	$10.26-$19.18	$19.59-$18.19
Net assets	$ 268,932,773	$ 255,950,408	$ 218,219,514	$ 226,113,783	$ 189,656,791
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	5.23%	5.56%	5.81%	5.45%	5.68%
Total return (d)	0.82 - 2.35%	12.18 - 13.88%	(5.14) - (3.69)%	2.64 - 5.45%	10.64 - 11.70%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Income
Units (a)	23,840,944	15,786,703	13,870,343	13,781,357	12,288,741
Unit value	$ 12.51-$17.36	$11.24-$15.84	$ 9.94-$14.21	$10.22-$14.83	$15.81-$14.22
Net assets	$ 434,815,946	$ 279,168,099	$ 220,207,234	$ 227,424,975	$ 194,026,367
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.87%	3.35%	3.68%	3.32%	3.42%
Total return (d)	9.60 - 11.26%	11.46 - 13.14%	(4.17) - (2.71)%	2.16 - 4.29%	4.09 - 5.08%
Thrivent International Allocation
Units (a)	21,954,746	24,048,940	25,401,542	24,216,038	20,847,437
Unit value	$ 11.34-$11.05	$10.95-$10.83	$ 9.12-$9.16	$10.83-$11.04	$ 9.86-$9.08
Net assets	$ 262,864,089	$ 280,250,873	$ 248,758,828	$ 283,860,506	$ 199,894,108
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.27%	2.32%	2.80%	2.09%	2.21%
Total return (d)	2.02 - 3.57%	18.21 - 20.00%	(17.00) - (15.73)%	8.28 - 21.52%	1.40 - 2.37%
Thrivent International Index
Units (a)	540,512	—	—	—	—
Unit value	$ 12.88-$12.75	—	—	—	—
Net assets	$ 6,769,981	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	2.47%	— %	— %	— %	— %
Total return (d)	27.48 - 28.77%	— %	— %	— %	— %
Thrivent Large Cap Growth
Units (a)	22,630,148	12,957,513	12,354,687	11,078,482	11,171,905
Unit value	$ 21.52-$45.03	$15.08-$32.02	$11.39-$24.55	$25.26-$24.42	$19.78-$19.30
Net assets	$1,061,750,788	$ 482,619,386	$ 353,519,435	$ 318,142,076	$ 253,671,123
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.27%	0.01%	0.42%	0.39%	0.55%
Total return (d)	40.63 - 42.76%	30.40 - 32.37%	0.56 - 2.09%	26.52 - 27.72%	(3.33) - (2.41)%
Thrivent Large Cap Index
Units (a)	27,848,685	27,121,880	25,809,696	23,392,024	18,270,757
Unit value	$ 16.21-$31.78	$13.78-$27.42	$10.55-$21.31	$11.10-$22.77	$20.53-$19.10
Net assets	$ 946,222,165	$ 835,113,312	$ 617,304,075	$ 599,610,302	$ 396,128,772
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.59%	1.55%	1.44%	1.34%	1.85%
Total return (d)	15.89 - 17.65%	28.69 - 30.63%	(6.42) - (4.99)%	11.03 - 19.19%	9.58 - 10.63%
Thrivent Large Cap Value
Units (a)	8,494,451	8,173,386	7,931,483	7,837,676	7,855,507
Unit value	$ 13.07-$23.37	$12.57-$22.80	$10.15-$18.68	$11.16-$20.86	$19.54-$18.07
Net assets	$ 236,539,549	$ 225,600,558	$ 180,516,788	$ 200,116,470	$ 174,521,791
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.96%	1.55%	1.33%	1.38%	1.36%
Total return (d)	2.47 - 4.02%	22.04 - 23.89%	(10.43) - (9.06)%	11.57 - 15.44%	15.23 - 16.33%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Limited Maturity Bond
Units (a)	30,015,889	17,673,573	16,572,119	17,161,227	16,637,185
Unit value	$10.97-$11.59	$10.59-$11.36	$10.15-$11.05	$10.09-$11.15	$12.29-$11.07
Net assets	$ 382,320,724	$ 222,256,923	$ 201,510,343	$ 209,160,674	$ 200,203,484
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.04%	2.61%	2.49%	1.98%	1.93%
Total return (d)	2.05 - 3.59%	2.78 - 4.33%	(0.88) - 0.63%	0.69 - 0.87%	0.90 - 1.86%
Thrivent Low Volatility Equity
Units (a)	3,309,655	3,099,873	1,937,235	869,304	—
Unit value	$13.03-$12.54	$12.80-$12.51	$10.44-$10.36	$10.79-$10.87	—
Net assets	$ 42,299,248	$ 39,403,877	$ 20,259,157	$ 9,485,992	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	1.39%	1.05%	0.02%	1.26%	— %
Total return (d)	0.27 - 1.79%	20.81 - 22.64%	(4.74) - (3.29)%	7.90 - 8.71%	— %
Thrivent Mid Cap Growth
Units (a)	1,779,613	—	—	—	—
Unit value	$14.88-$14.73	—	—	—	—
Net assets	$ 25,785,096	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	47.33 - 48.82%	— %	— %	— %	— %
Thrivent Mid Cap Index
Units (a)	12,599,220	12,349,062	11,579,891	10,275,725	8,105,097
Unit value	$13.68-$32.47	$12.11-$29.18	$ 9.66-$23.63	$10.93-$27.15	$24.23-$23.86
Net assets	$ 447,450,110	$ 407,814,426	$ 309,691,519	$ 318,009,323	$ 223,441,414
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.36%	1.18%	1.01%	0.88%	0.87%
Total return (d)	11.26 - 12.95%	23.50 - 25.36%	(12.97) - (11.64)%	9.31 - 13.80%	18.17 - 19.29%
Thrivent Mid Cap Stock
Units (a)	10,583,080	10,458,444	10,107,603	9,555,420	8,501,849
Unit value	$14.95-$37.95	$12.33-$31.78	$ 9.82-$25.68	$11.07-$29.39	$24.80-$25.17
Net assets	$ 464,981,691	$ 402,978,425	$ 316,395,262	$ 345,481,271	$ 268,834,287
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.50%	0.62%	0.34%	0.35%	0.38%
Total return (d)	19.39 - 21.20%	23.78 - 25.65%	(12.65) - (11.32)%	10.70 - 16.76%	26.29 - 27.50%
Thrivent Mid Cap Value
Units (a)	201,601	—	—	—	—
Unit value	$13.26-$13.12	—	—	—	—
Net assets	$ 2,648,090	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	2.07%	— %	— %	— %	— %
Total return (d)	31.24 - 32.57%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Moderate Allocation
Units (a)	474,953,726	504,846,740	531,068,061	547,436,729	554,366,789
Unit value	$ 23.87-$16.40	$ 21.22-$14.81	$ 18.04-$12.79	$ 19.06-$13.72	$ 17.04-$12.46
Net assets	$9,859,224,387	$9,368,904,693	$8,354,500,017	$9,081,423,649	$8,209,330,013
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.99%	2.27%	1.73%	1.62%	1.69%
Total return (d)	10.76 - 12.49%	15.82 - 17.62%	(6.81) - (5.34)%	10.17 - 11.89%	6.20 - 7.86%
Thrivent Moderately Aggressive Allocation
Units (a)	254,503,383	269,294,479	279,729,097	277,346,557	274,735,344
Unit value	$ 26.26-$16.88	$ 23.17-$15.13	$ 19.15-$12.70	$ 20.55-$13.84	$ 17.76-$12.15
Net assets	$6,072,214,856	$5,713,878,815	$4,900,885,957	$5,191,316,046	$4,439,033,621
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.64%	1.84%	1.27%	1.21%	1.44%
Total return (d)	11.58 - 13.33%	19.10 - 20.96%	(8.24) - (6.79)%	13.92 - 15.69%	7.51 - 9.19%
Thrivent Moderately Conservative Allocation
Units (a)	301,352,955	307,114,415	316,472,734	319,832,160	312,668,711
Unit value	$ 20.30-$17.44	$ 18.58-$16.16	$ 16.28-$14.34	$ 17.00-$15.16	$ 15.67-$14.15
Net assets	$5,315,293,591	$4,982,901,491	$4,500,765,566	$4,777,862,801	$4,336,574,262
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	2.27%	2.53%	2.06%	1.79%	1.70%
Total return (d)	7.94 - 9.30%	12.67 - 14.09%	(5.41) - (4.22)%	7.14 - 8.48%	4.90 - 6.22%
Thrivent Money Market
Units (a)	274,389,851	166,249,843	147,681,260	125,287,793	154,959,260
Unit value	$ 1.03-$.90	$ 1.03-$.91	$ 1.01-$.92	$ 1.00-$.92	$ 1.03-$.93
Net assets	$ 271,701,235	$ 165,987,261	$ 146,518,896	$ 123,893,590	$ 154,476,716
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.22%	1.80%	1.48%	0.49%	0.00%
Total return (d)	(1.60) - (0.11)%	(0.09) - 1.42%	(0.44) - 1.07%	(1.38) - 0.15%	(1.88) - (0.95)%
Thrivent Multidimensional Income
Units (a)	2,298,985	2,214,225	1,478,279	784,072	—
Unit value	$ 11.70-$11.13	$ 11.09-$10.71	$ 9.68-$9.49	$ 10.27-$10.22	—
Net assets	$ 26,166,991	$ 24,109,675	$ 14,169,145	$ 8,045,063	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.00%	4.85%	5.88%	4.68%	— %
Total return (d)	3.85 - 5.42%	12.93 - 14.63%	(7.16) - (5.75)%	2.19 - 2.69%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Opportunity Income Plus
Units (a)	14,378,390	13,690,079	11,368,215	11,343,977	9,222,863
Unit value	$11.27-$14.05	$10.84-$13.72	$10.03-$12.89	$10.17-$13.27	$14.40-$12.93
Net assets	$ 222,189,723	$ 206,132,161	$ 159,691,257	$ 163,193,342	$ 128,425,827
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.32%	4.01%	4.11%	3.39%	3.37%
Total return (d)	2.41 - 3.97%	6.49 - 8.09%	(2.89) - (1.41)%	1.69 - 2.66%	4.37 - 5.37%
Thrivent Partner Emerging Markets Equity
Units (a)	5,015,606	5,701,478	6,172,791	5,844,298	4,314,841
Unit value	$13.96-$16.06	$11.02-$12.87	$ 9.21-$10.92	$10.87-$13.07	$11.33-$10.44
Net assets	$ 86,966,301	$ 78,712,667	$ 71,793,496	$ 80,852,521	$ 47,345,931
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.26%	0.75%	1.27%	0.67%	1.00%
Total return (d)	24.79 - 26.68%	17.89 - 19.67%	(16.50) - (15.23)%	8.66 - 25.25%	9.49 - 10.53%
Thrivent Partner Healthcare
Units (a)	7,637,889	7,439,494	7,687,884	7,735,294	7,652,027
Unit value	$15.89-$31.11	$13.43-$26.69	$10.71-$21.61	$ 9.93-$20.34	$18.85-$17.36
Net assets	$ 246,553,932	$ 212,367,156	$ 176,708,343	$ 166,185,867	$ 139,478,762
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.44%	0.42%	0.91%	0.26%	4.23%
Total return (d)	16.56 - 18.33%	23.49 - 25.35%	6.26 - 7.88%	(0.70) - 17.18%	(17.59) - (16.80)%
Thrivent Real Estate Securities
Units (a)	4,777,399	5,125,220	5,057,972	5,421,413	5,382,312
Unit value	$11.70-$22.79	$12.41-$24.54	$ 9.74-$19.55	$10.32-$21.04	$20.79-$20.24
Net assets	$ 134,355,521	$ 155,936,196	$ 123,771,761	$ 142,043,628	$ 136,102,894
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.01%	2.14%	2.01%	1.62%	1.46%
Total return (d)	(7.14) - (5.73)%	25.53 - 27.43%	(7.10) - (5.68)%	3.23 - 3.97%	5.48 - 6.48%
Thrivent Small Cap Growth Subaccount
Units (a)	3,695,052	1,742,182	1,023,853	—	—
Unit value	$17.99-$17.28	$11.62-$11.33	$ 9.09-$9.00	—	—
Net assets	$ 63,415,976	$ 19,941,374	$ 9,248,314	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	— %	— %
Total return (d)	52.45 - 54.76%	26.00 - 27.90%	(10.04) - (9.12)%	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Thrivent Small Cap Index
Units (a)	11,859,869	11,230,468	10,468,983	8,943,712	6,963,619
Unit value	$13.49-$32.12	$12.19-$29.47	$ 9.99-$24.52	$10.98-$27.36	$24.67-$24.65
Net assets	$ 418,911,563	$ 379,530,260	$294,522,812	$ 282,658,536	$ 201,593,603
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.18%	1.05%	0.94%	0.85%	0.97%
Total return (d)	9.01 - 10.66%	20.18 - 22.00%	(10.39) - (9.02)%	9.84 - 11.01%	23.75 - 24.93%
Thrivent Small Cap Stock
Units (a)	6,678,954	6,844,695	6,977,276	6,917,097	6,536,710
Unit value	$15.54-$30.04	$12.72-$24.95	$ 9.99-$19.90	$11.17-$22.57	$19.21-$18.98
Net assets	$ 252,029,483	$ 218,322,227	$178,146,550	$ 202,001,561	$ 163,759,080
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.69%	0.39%	0.42%	0.35%	0.33%
Total return (d)	20.38 - 22.20%	25.37 - 27.26%	(11.83) - (10.49)%	11.66 - 18.96%	23.57 - 24.75%
Vanguard® VIF Capital Growth
Units (a)	70,958	89,019	84,181	48,032	—
Unit value	$ 16.15	13.85	$ 11.03	$ 11.25	—
Net assets	$ 1,145,847	$ 1,232,881	$ 928,587	$ 540,212	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	1.43%	1.11%	0.70%	0.00%	— %
Total return (d)	16.59%	25.55%	(1.92) %	12.47%	— %
Vanguard® VIF International
Units (a)	100,776	96,565	73,494	9,468	—
Unit value	$ 20.23	12.93	$ 9.93	$ 11.45	—
Net assets	$ 2,034,331	$ 1,248,817	$ 729,791	$ 108,404	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	1.28%	1.38%	0.34%	0.00%	— %
Total return (d)	56.40%	30.24%	(13.27) %	14.49%	— %
Vanguard® VIF Short-Term Investment-Grade
Units (a)	61,709	90,640	56,379	11,252	—
Unit value	$ 11.04	10.54	$ 10.05	$ 10.02	—
Net assets	$ 681,017	$ 955,361	$ 566,464	$ 112,732	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	2.77%	2.28%	1.10%	0.00%	— %
Total return (d)	4.70%	4.90%	0.28%	0.19%	— %
Vanguard® VIF Small Company Growth
Units (a)	50,502	76,998	54,425	5,263	—
Unit value	$ 15.82	12.94	$ 10.18	$ 11.06	—
Net assets	$ 798,615	$ 996,521	$ 553,969	$ 58,206	—
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	— %
Investment income ratio (c)	0.74%	0.37%	0.18%	0.00%	— %
Total return (d)	22.26%	27.15%	(7.96) %	10.59%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Vanguard® VIF Total Bond Market Index
Units (a)	719,000	575,974	308,191	66,734	—
Unit value	$ 11.60	10.84	$ 10.02	$ 10.09	—
Net assets	$8,340,789	$6,241,958	$3,088,756	$673,058	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	2.25%	2.04%	1.96%	0.00%	—%
Total return (d)	7.04%	8.13%	(0.63)%	0.86%	—%
Vanguard® VIF Total Stock Market Index
Units (a)	463,268	388,913	332,469	57,479	—
Unit value	$ 16.29	13.58	$ 10.44	$ 11.08	—
Net assets	$7,545,779	$5,281,005	$3,470,105	$636,951	—
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	—%
Investment income ratio (c)	1.46%	1.44%	0.64%	0.00%	—%
Total return (d)	19.95%	30.10%	(5.81)%	10.82%	—%

(a)	These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains three different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all three products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,309,894	$30.68	$ 40,182,182
Thrivent All Cap Subaccount	116,085	$48.82	$ 5,667,167
Thrivent Balanced Income Plus	508,936	$27.58	$ 14,037,694
Thrivent Diversified Income Plus	521,063	$31.50	$ 16,412,124
Thrivent ESG Index	28,038	$12.85	$ 360,368
Thrivent Global Stock	704,672	$30.46	$ 21,464,750
Thrivent Government Bond	524,761	$16.72	$ 8,771,542
Thrivent High Yield	324,010	$33.21	$ 10,762,163
Thrivent Income	645,468	$22.47	$ 14,505,589
Thrivent International Allocation	1,642,835	$12.23	$ 20,085,965
Thrivent International Index	3,544	$12.82	$ 45,421
Thrivent Large Cap Growth	990,473	$63.37	$ 62,761,843
Thrivent Large Cap Index	710,942	$47.51	$ 33,777,827
Thrivent Large Cap Value	525,849	$36.53	$ 19,208,527
Thrivent Limited Maturity Bond	933,782	$13.81	$ 12,892,528
Thrivent Low Volatility Equity	42,806	$12.92	$ 553,030
Thrivent Mid Cap Growth	24,246	$14.81	$ 359,135
Thrivent Mid Cap Index	272,163	$54.16	$ 14,741,141
Thrivent Mid Cap Stock	522,068	$62.90	$ 32,836,072
Thrivent Mid Cap Value	8,418	$13.20	$ 111,082
Thrivent Moderate Allocation	5,792,949	$24.40	$141,358,221
Thrivent Moderately Aggressive Allocation	4,287,729	$27.19	$116,592,426
Thrivent Moderately Conservative Allocation	2,770,356	$20.52	$ 56,848,588
Thrivent Money Market	4,724,779	$ 1.02	$ 4,822,329
Thrivent Multidimensional Income	32,682	$11.46	$ 374,482
Thrivent Opportunity Income Plus	277,542	$16.62	$ 4,613,989
Thrivent Partner Emerging Markets Equity	117,548	$17.77	$ 2,089,381
Thrivent Partner Healthcare	162,393	$34.43	$ 5,590,950
Thrivent Real Estate Securities	226,747	$43.38	$ 9,837,362
Thrivent Small Cap Growth Subaccount	63,788	$17.65	$ 1,126,109
Thrivent Small Cap Index	265,512	$56.09	$ 14,891,639
Thrivent Small Cap Stock	410,909	$53.01	$ 21,782,764
			$709,464,390

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,706,618	$30.20	$ 81,735,533
Thrivent All Cap Subaccount	291,048	$47.94	$ 13,952,689
Thrivent Balanced Income Plus	1,105,602	$27.09	$ 29,945,722
Thrivent Diversified Income Plus	1,262,736	$30.93	$ 39,055,992
Thrivent ESG Index	8,432	$12.84	$ 108,303
Thrivent Global Stock	2,154,299	$29.91	$ 64,439,665
Thrivent Government Bond	1,249,957	$16.41	$ 20,517,021
Thrivent High Yield	727,860	$32.62	$ 23,740,409
Thrivent Income	1,547,567	$22.07	$ 34,151,931
Thrivent International Allocation	3,846,478	$12.07	$ 46,434,577
Thrivent International Index	11,705	$12.81	$ 149,918
Thrivent Large Cap Growth	2,181,347	$62.22	$ 135,731,579
Thrivent Large Cap Index	1,465,716	$46.66	$ 68,384,061
Thrivent Large Cap Value	1,252,619	$35.89	$ 44,953,847
Thrivent Limited Maturity Bond	2,291,500	$13.56	$ 31,068,502
Thrivent Low Volatility Equity	103,339	$12.87	$ 1,330,180
Thrivent Mid Cap Growth	77,746	$14.80	$ 1,150,819
Thrivent Mid Cap Index	626,631	$53.19	$ 33,328,613
Thrivent Mid Cap Stock	1,259,040	$61.76	$ 77,762,790
Thrivent Mid Cap Value	7,964	$13.19	$ 105,011
Thrivent Moderate Allocation	13,483,089	$24.02	$ 323,891,454
Thrivent Moderately Aggressive Allocation	9,659,658	$26.77	$ 258,578,246
Thrivent Moderately Conservative Allocation	6,368,144	$20.20	$ 128,642,735
Thrivent Money Market	14,744,368	$ 1.00	$ 14,783,626
Thrivent Multidimensional Income	63,088	$11.42	$ 720,224
Thrivent Opportunity Income Plus	801,128	$16.33	$ 13,084,978
Thrivent Partner Emerging Markets Equity	269,388	$17.55	$ 4,727,455
Thrivent Partner Healthcare	361,726	$33.99	$ 12,296,790
Thrivent Real Estate Securities	520,224	$42.62	$ 22,173,945
Thrivent Small Cap Growth Subaccount	186,287	$17.61	$ 3,279,863
Thrivent Small Cap Index	570,577	$55.08	$ 31,425,320
Thrivent Small Cap Stock	1,081,994	$52.06	$ 56,324,748
			$1,617,976,546

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	42,295	$29.50	$ 1,247,547
Thrivent All Cap Subaccount	3,337	$46.65	$ 155,694
Thrivent Balanced Income Plus	44,380	$26.36	$ 1,169,727
Thrivent Diversified Income Plus	42,057	$30.10	$ 1,265,814
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	44,820	$29.11	$ 1,304,594
Thrivent Government Bond	24,996	$15.97	$ 399,249
Thrivent High Yield	22,530	$31.74	$ 715,085
Thrivent Income	68,491	$21.47	$ 1,470,814
Thrivent International Allocation	72,062	$11.84	$ 853,539
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	54,027	$60.55	$ 3,270,695
Thrivent Large Cap Index	31,158	$45.40	$ 1,414,572
Thrivent Large Cap Value	31,175	$34.95	$ 1,089,488
Thrivent Limited Maturity Bond	52,466	$13.19	$ 692,190
Thrivent Low Volatility Equity	1,033	$12.80	$ 13,229
Thrivent Mid Cap Growth	—	$14.79	$ —
Thrivent Mid Cap Index	9,597	$51.76	$ 496,682
Thrivent Mid Cap Stock	27,564	$60.10	$ 1,656,640
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	342,639	$23.46	$ 8,039,491
Thrivent Moderately Aggressive Allocation	156,050	$26.15	$ 4,080,157
Thrivent Moderately Conservative Allocation	223,412	$19.73	$ 4,408,196
Thrivent Money Market	157,354	$ 0.98	$ 153,685
Thrivent Multidimensional Income	—	$11.35	$ —
Thrivent Opportunity Income Plus	22,179	$15.91	$ 352,774
Thrivent Partner Emerging Markets Equity	3,420	$17.22	$ 58,883
Thrivent Partner Healthcare	3,621	$33.35	$ 120,783
Thrivent Real Estate Securities	9,924	$41.51	$ 411,909
Thrivent Small Cap Growth Subaccount	2,211	$17.54	$ 38,768
Thrivent Small Cap Index	8,253	$53.59	$ 442,334
Thrivent Small Cap Stock	30,379	$50.66	$ 1,538,888
			$36,861,427

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	32,907	$29.73	$ 978,273
Thrivent All Cap Subaccount	4,283	$47.08	$ 201,643
Thrivent Balanced Income Plus	15,408	$26.60	$ 409,807
Thrivent Diversified Income Plus	8,503	$30.37	$ 258,268
Thrivent ESG Index	—	$12.84	$ —
Thrivent Global Stock	13,964	$29.37	$ 410,164
Thrivent Government Bond	9,409	$16.12	$ 151,664
Thrivent High Yield	7,785	$32.03	$ 249,345
Thrivent Income	10,794	$21.67	$ 233,919
Thrivent International Allocation	32,142	$11.92	$ 383,123
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	28,273	$61.10	$ 1,727,585
Thrivent Large Cap Index	8,381	$45.82	$ 383,983
Thrivent Large Cap Value	11,734	$35.26	$ 413,706
Thrivent Limited Maturity Bond	11,744	$13.31	$ 156,355
Thrivent Low Volatility Equity	—	$12.82	$ —
Thrivent Mid Cap Growth	—	$14.79	$ —
Thrivent Mid Cap Index	2,316	$52.23	$ 120,982
Thrivent Mid Cap Stock	14,838	$60.65	$ 899,958
Thrivent Mid Cap Value	—	$13.18	$ —
Thrivent Moderate Allocation	134,409	$23.65	$ 3,178,517
Thrivent Moderately Aggressive Allocation	73,919	$26.35	$ 1,947,938
Thrivent Moderately Conservative Allocation	55,929	$19.89	$ 1,112,233
Thrivent Money Market	148,546	$ 0.98	$ 146,338
Thrivent Multidimensional Income	—	$11.37	$ —
Thrivent Opportunity Income Plus	6,111	$16.05	$ 98,064
Thrivent Partner Emerging Markets Equity	—	$17.33	$ —
Thrivent Partner Healthcare	5,344	$33.57	$ 179,369
Thrivent Real Estate Securities	10,166	$41.88	$ 425,737
Thrivent Small Cap Growth Subaccount	3,000	$17.56	$ 52,681
Thrivent Small Cap Index	3,768	$54.08	$ 203,778
Thrivent Small Cap Stock	10,130	$51.12	$ 517,846
			$14,841,276

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	296,739	$29.27	$ 8,684,271
Thrivent All Cap Subaccount	21,403	$46.23	$ 989,414
Thrivent Balanced Income Plus	123,906	$26.12	$ 3,235,493
Thrivent Diversified Income Plus	82,757	$29.83	$ 2,467,726
Thrivent ESG Index	1,646	$12.83	$ 21,113
Thrivent Global Stock	182,949	$28.84	$ 5,276,923
Thrivent Government Bond	103,180	$15.83	$ 1,631,824
Thrivent High Yield	65,803	$31.45	$ 2,069,642
Thrivent Income	131,901	$21.28	$ 2,805,625
Thrivent International Allocation	313,781	$11.77	$ 3,692,999
Thrivent International Index	—	$12.79	$ —
Thrivent Large Cap Growth	175,834	$60.00	$ 10,550,372
Thrivent Large Cap Index	132,618	$44.99	$ 5,966,404
Thrivent Large Cap Value	95,214	$34.64	$ 3,298,166
Thrivent Limited Maturity Bond	191,431	$13.07	$ 2,502,717
Thrivent Low Volatility Equity	5,777	$12.78	$ 73,812
Thrivent Mid Cap Growth	17,268	$14.78	$ 255,263
Thrivent Mid Cap Index	51,926	$51.29	$ 2,663,172
Thrivent Mid Cap Stock	104,068	$59.56	$ 6,198,104
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	1,204,994	$23.28	$ 28,052,415
Thrivent Moderately Aggressive Allocation	769,645	$25.94	$ 19,966,226
Thrivent Moderately Conservative Allocation	557,627	$19.58	$ 10,916,734
Thrivent Money Market	818,079	$ 0.97	$ 791,837
Thrivent Multidimensional Income	1,642	$11.33	$ 18,604
Thrivent Opportunity Income Plus	69,692	$15.77	$ 1,098,473
Thrivent Partner Emerging Markets Equity	11,564	$17.11	$ 197,847
Thrivent Partner Healthcare	15,871	$33.14	$ 526,029
Thrivent Real Estate Securities	46,309	$41.14	$ 1,904,709
Thrivent Small Cap Growth Subaccount	18,683	$17.51	$ 327,192
Thrivent Small Cap Index	50,579	$53.11	$ 2,686,209
Thrivent Small Cap Stock	88,287	$50.20	$ 4,431,732
			$133,301,047

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	193,993	$29.50	$ 5,722,043
Thrivent All Cap Subaccount	19,282	$46.65	$ 899,503
Thrivent Balanced Income Plus	26,754	$26.36	$ 705,150
Thrivent Diversified Income Plus	50,097	$30.10	$ 1,507,810
Thrivent ESG Index	29	$12.83	$ 372
Thrivent Global Stock	71,350	$29.11	$ 2,076,791
Thrivent Government Bond	51,911	$15.97	$ 829,150
Thrivent High Yield	34,214	$31.74	$ 1,085,946
Thrivent Income	47,188	$21.47	$ 1,013,340
Thrivent International Allocation	152,648	$11.84	$ 1,808,045
Thrivent International Index	1,400	$12.80	$ 17,919
Thrivent Large Cap Growth	95,615	$60.55	$ 5,789,515
Thrivent Large Cap Index	70,065	$45.40	$ 3,180,977
Thrivent Large Cap Value	54,571	$34.95	$ 1,907,139
Thrivent Limited Maturity Bond	115,455	$13.19	$ 1,523,253
Thrivent Low Volatility Equity	6,598	$12.80	$ 84,457
Thrivent Mid Cap Growth	4,636	$14.79	$ 68,559
Thrivent Mid Cap Index	25,011	$51.76	$ 1,294,452
Thrivent Mid Cap Stock	54,518	$60.10	$ 3,276,612
Thrivent Mid Cap Value	4,329	$13.17	$ 57,023
Thrivent Moderate Allocation	446,046	$23.46	$10,465,768
Thrivent Moderately Aggressive Allocation	309,034	$26.15	$ 8,080,113
Thrivent Moderately Conservative Allocation	185,608	$19.73	$ 3,662,287
Thrivent Money Market	765,608	$ 0.98	$ 747,528
Thrivent Multidimensional Income	19,746	$11.35	$ 224,188
Thrivent Opportunity Income Plus	25,188	$15.91	$ 400,625
Thrivent Partner Emerging Markets Equity	7,864	$17.22	$ 135,410
Thrivent Partner Healthcare	15,776	$33.35	$ 526,206
Thrivent Real Estate Securities	21,333	$41.51	$ 885,481
Thrivent Small Cap Growth Subaccount	12,691	$17.54	$ 222,541
Thrivent Small Cap Index	25,371	$53.59	$ 1,359,766
Thrivent Small Cap Stock	44,790	$50.66	$ 2,268,874
			$61,826,843

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,622	$28.81	$ 75,526
Thrivent All Cap Subaccount	60	$45.39	$ 2,731
Thrivent Balanced Income Plus	4,277	$25.65	$ 109,696
Thrivent Diversified Income Plus	8,087	$29.29	$ 236,852
Thrivent ESG Index	—	$12.82	$ —
Thrivent Global Stock	9,637	$28.32	$ 272,952
Thrivent Government Bond	5,437	$15.54	$ 84,501
Thrivent High Yield	2,765	$30.88	$ 85,401
Thrivent Income	1,794	$20.90	$ 37,490
Thrivent International Allocation	12,768	$11.62	$ 148,379
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	7,223	$58.92	$ 425,559
Thrivent Large Cap Index	5,113	$44.18	$ 225,907
Thrivent Large Cap Value	3,252	$34.03	$ 110,683
Thrivent Limited Maturity Bond	16,540	$12.84	$ 212,352
Thrivent Low Volatility Equity	—	$12.73	$ —
Thrivent Mid Cap Growth	—	$14.77	$ —
Thrivent Mid Cap Index	1,867	$50.36	$ 94,014
Thrivent Mid Cap Stock	3,658	$58.48	$ 213,918
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	112,902	$22.92	$2,587,464
Thrivent Moderately Aggressive Allocation	21,944	$25.54	$ 560,408
Thrivent Moderately Conservative Allocation	37,601	$19.27	$ 724,669
Thrivent Money Market	5,873	$ 0.95	$ 5,596
Thrivent Multidimensional Income	—	$11.29	$ —
Thrivent Opportunity Income Plus	397	$15.49	$ 6,156
Thrivent Partner Emerging Markets Equity	398	$16.89	$ 6,724
Thrivent Partner Healthcare	643	$32.73	$ 21,034
Thrivent Real Estate Securities	2,122	$40.42	$ 85,786
Thrivent Small Cap Growth Subaccount	—	$17.47	$ —
Thrivent Small Cap Index	1,524	$52.15	$ 79,469
Thrivent Small Cap Stock	5,802	$49.29	$ 285,984
			$6,699,251

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	549,188	$28.59	$ 15,698,545
Thrivent All Cap Subaccount	45,824	$44.98	$ 2,061,360
Thrivent Balanced Income Plus	304,584	$25.42	$ 7,741,226
Thrivent Diversified Income Plus	259,580	$29.02	$ 7,533,810
Thrivent ESG Index	7,706	$12.81	$ 98,741
Thrivent Global Stock	440,372	$28.07	$ 12,360,179
Thrivent Government Bond	251,530	$15.40	$ 3,874,142
Thrivent High Yield	99,229	$30.61	$ 3,037,060
Thrivent Income	204,601	$20.71	$ 4,236,857
Thrivent International Allocation	542,753	$11.55	$ 6,267,629
Thrivent International Index	5,513	$12.78	$ 70,443
Thrivent Large Cap Growth	301,681	$58.39	$ 17,613,313
Thrivent Large Cap Index	245,287	$43.78	$ 10,738,442
Thrivent Large Cap Value	162,893	$33.73	$ 5,494,695
Thrivent Limited Maturity Bond	322,729	$12.72	$ 4,105,789
Thrivent Low Volatility Equity	7,554	$12.71	$ 95,991
Thrivent Mid Cap Growth	17,220	$14.77	$ 254,291
Thrivent Mid Cap Index	126,896	$49.91	$ 6,333,081
Thrivent Mid Cap Stock	242,266	$57.96	$ 14,040,667
Thrivent Mid Cap Value	4,329	$13.16	$ 56,944
Thrivent Moderate Allocation	1,602,532	$22.74	$ 36,439,610
Thrivent Moderately Aggressive Allocation	1,173,225	$25.34	$ 29,728,139
Thrivent Moderately Conservative Allocation	997,442	$19.12	$ 19,072,959
Thrivent Money Market	2,563,421	$ 0.94	$ 2,415,934
Thrivent Multidimensional Income	3,420	$11.27	$ 38,549
Thrivent Opportunity Income Plus	125,256	$15.35	$ 1,923,042
Thrivent Partner Emerging Markets Equity	35,915	$16.79	$ 602,894
Thrivent Partner Healthcare	62,435	$32.52	$ 2,030,327
Thrivent Real Estate Securities	71,299	$40.07	$ 2,856,593
Thrivent Small Cap Growth Subaccount	19,564	$17.44	$ 341,231
Thrivent Small Cap Index	110,063	$51.68	$ 5,688,134
Thrivent Small Cap Stock	198,207	$48.85	$ 9,681,733
			$232,532,350
Basic Death Benefits & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	9,921	$15.56	$ 154,419
			$ 154,419
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	221,417	$21.91	$ 4,851,615
Thrivent Moderately Aggressive Allocation	58,620	$24.42	$ 1,431,331
Thrivent Moderately Conservative Allocation	187,285	$18.43	$ 3,450,985
			$ 9,733,931

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	88,491	$15.43	$ 1,364,981
			$ 1,364,981
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	446,651	$21.57	$ 9,634,575
Thrivent Moderately Aggressive Allocation	97,066	$24.04	$ 2,333,179
Thrivent Moderately Conservative Allocation	213,026	$18.14	$ 3,864,207
			$ 15,831,961
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	9,770,992	$29.96	$ 292,763,238
Thrivent All Cap Subaccount	742,114	$36.15	$ 26,825,502
Thrivent Balanced Income Plus	3,965,609	$22.27	$ 88,302,080
Thrivent Diversified Income Plus	10,468,588	$22.00	$ 230,296,290
Thrivent ESG Index	166,604	$12.84	$ 2,139,159
Thrivent Global Stock	991,854	$24.50	$ 24,303,804
Thrivent Government Bond	4,210,895	$15.22	$ 64,083,989
Thrivent High Yield	3,281,033	$22.78	$ 74,753,698
Thrivent Income	6,392,621	$19.22	$ 122,896,031
Thrivent International Allocation	6,153,717	$12.00	$ 73,818,325
Thrivent International Index	182,703	$12.80	$ 2,339,290
Thrivent Large Cap Growth	6,181,220	$49.86	$ 308,186,771
Thrivent Large Cap Index	10,979,256	$35.19	$ 386,313,273
Thrivent Large Cap Value	1,891,455	$25.87	$ 48,938,843
Thrivent Limited Maturity Bond	7,183,051	$12.83	$ 92,187,552
Thrivent Low Volatility Equity	1,127,219	$12.85	$ 14,482,908
Thrivent Mid Cap Growth	560,122	$14.80	$ 8,288,323
Thrivent Mid Cap Index	4,952,870	$35.95	$ 178,060,060
Thrivent Mid Cap Stock	2,506,634	$42.02	$ 105,321,326
Thrivent Mid Cap Value	51,801	$13.18	$ 682,837
Thrivent Moderate Allocation	59,650,092	$23.83	$1,421,826,264
Thrivent Moderately Aggressive Allocation	42,724,517	$26.56	$1,134,650,360
Thrivent Moderately Conservative Allocation	27,031,052	$20.04	$ 541,788,433
Thrivent Money Market	77,111,351	$ 1.00	$ 76,873,268
Thrivent Multidimensional Income	799,050	$11.40	$ 9,105,362
Thrivent Opportunity Income Plus	4,607,188	$15.56	$ 71,696,352
Thrivent Partner Emerging Markets Equity	1,598,078	$17.44	$ 27,867,129
Thrivent Partner Healthcare	2,259,314	$33.78	$ 76,319,325
Thrivent Real Estate Securities	1,208,638	$25.23	$ 30,499,773
Thrivent Small Cap Growth Subaccount	1,115,821	$17.58	$ 19,619,416
Thrivent Small Cap Index	4,601,875	$35.57	$ 163,676,369
Thrivent Small Cap Stock	1,288,877	$33.26	$ 42,867,440
			$5,761,772,790

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	6,470,525	$29.04	$ 187,884,700
Thrivent All Cap Subaccount	382,812	$35.03	$ 13,410,318
Thrivent Balanced Income Plus	2,120,791	$21.58	$ 45,765,234
Thrivent Diversified Income Plus	4,741,247	$21.32	$ 101,080,708
Thrivent ESG Index	41,149	$12.82	$ 527,635
Thrivent Global Stock	680,585	$23.75	$ 16,161,577
Thrivent Government Bond	1,576,200	$14.75	$ 23,246,875
Thrivent High Yield	1,477,842	$22.08	$ 32,630,932
Thrivent Income	3,065,743	$18.63	$ 57,118,064
Thrivent International Allocation	2,122,059	$11.70	$ 24,817,883
Thrivent International Index	41,396	$12.79	$ 529,307
Thrivent Large Cap Growth	2,757,081	$48.32	$ 133,218,550
Thrivent Large Cap Index	4,018,678	$34.10	$ 137,033,331
Thrivent Large Cap Value	1,117,322	$25.07	$ 28,016,256
Thrivent Limited Maturity Bond	4,735,135	$12.44	$ 58,872,623
Thrivent Mid Cap Index	2,007,188	$34.84	$ 69,931,749
Thrivent Mid Cap Stock	1,358,201	$40.72	$ 55,305,116
Thrivent Mid Cap Value	52,559	$13.16	$ 691,903
Thrivent Moderate Allocation	36,399,217	$23.10	$ 840,760,089
Thrivent Moderately Aggressive Allocation	28,233,346	$25.74	$ 726,712,326
Thrivent Moderately Conservative Allocation	13,361,447	$19.42	$ 259,535,629
Thrivent Money Market	43,673,483	$ 0.97	$ 42,178,859
Thrivent Multidimensional Income	412,456	$11.31	$ 4,665,570
Thrivent Opportunity Income Plus	2,630,018	$15.08	$ 39,664,133
Thrivent Partner Emerging Markets Equity	648,070	$17.00	$ 11,017,878
Thrivent Partner Healthcare	1,288,970	$32.93	$ 42,450,922
Thrivent Real Estate Securities	670,905	$24.46	$ 16,408,091
Thrivent Small Cap Growth Subaccount	626,547	$17.49	$ 10,957,602
Thrivent Small Cap Index	1,910,920	$34.47	$ 65,866,919
Thrivent Small Cap Stock	741,737	$32.23	$ 23,907,731
			$3,081,855,643

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	438,403	$28.14	$ 12,336,707
Thrivent All Cap Subaccount	41,648	$33.95	$ 1,413,901
Thrivent Balanced Income Plus	124,441	$20.91	$ 2,602,411
Thrivent Diversified Income Plus	373,359	$20.66	$ 7,713,966
Thrivent ESG Index	3,813	$12.81	$ 48,832
Thrivent Global Stock	50,320	$23.01	$ 1,158,016
Thrivent Government Bond	149,869	$14.29	$ 2,142,114
Thrivent High Yield	165,964	$21.40	$ 3,551,357
Thrivent Income	399,235	$18.06	$ 7,208,503
Thrivent International Allocation	163,840	$11.40	$ 1,868,149
Thrivent International Index	2,752	$12.77	$ 35,141
Thrivent Large Cap Growth	184,193	$46.83	$ 8,625,118
Thrivent Large Cap Index	340,137	$33.05	$ 11,240,169
Thrivent Large Cap Value	58,917	$24.30	$ 1,431,688
Thrivent Limited Maturity Bond	474,160	$12.05	$ 5,715,357
Thrivent Low Volatility Equity	49,589	$12.66	$ 627,830
Thrivent Mid Cap Growth	34,688	$14.76	$ 511,906
Thrivent Mid Cap Index	167,565	$33.76	$ 5,657,732
Thrivent Mid Cap Stock	82,965	$39.46	$ 3,273,928
Thrivent Mid Cap Value	4,861	$13.15	$ 63,909
Thrivent Moderate Allocation	3,367,068	$22.38	$ 75,371,465
Thrivent Moderately Aggressive Allocation	1,896,420	$24.94	$ 47,305,178
Thrivent Moderately Conservative Allocation	1,561,451	$18.82	$ 29,393,183
Thrivent Money Market	8,371,706	$ 0.94	$ 7,837,908
Thrivent Multidimensional Income	34,581	$11.23	$ 388,304
Thrivent Opportunity Income Plus	250,547	$14.62	$ 3,661,900
Thrivent Partner Emerging Markets Equity	36,970	$16.58	$ 612,781
Thrivent Partner Healthcare	122,046	$32.11	$ 3,918,805
Thrivent Real Estate Securities	74,821	$23.70	$ 1,773,241
Thrivent Small Cap Growth Subaccount	51,725	$17.40	$ 899,781
Thrivent Small Cap Index	169,772	$33.40	$ 5,671,082
Thrivent Small Cap Stock	43,985	$31.24	$ 1,373,950
			$255,434,312

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	99,534	$28.81	$ 2,867,669
Thrivent All Cap Subaccount	14,812	$34.76	$ 514,823
Thrivent Balanced Income Plus	31,250	$21.41	$ 669,077
Thrivent Diversified Income Plus	69,035	$21.15	$ 1,460,281
Thrivent ESG Index	1,428	$12.82	$ 18,307
Thrivent Global Stock	17,788	$23.56	$ 419,111
Thrivent Government Bond	6,532	$14.63	$ 95,585
Thrivent High Yield	46,703	$21.91	$ 1,023,168
Thrivent Income	31,606	$18.49	$ 584,250
Thrivent International Allocation	58,796	$11.62	$ 683,288
Thrivent International Index	2,101	$12.78	$ 26,851
Thrivent Large Cap Growth	72,367	$47.94	$ 3,469,368
Thrivent Large Cap Index	70,533	$33.83	$ 2,386,321
Thrivent Large Cap Value	23,830	$24.88	$ 592,857
Thrivent Limited Maturity Bond	46,101	$12.34	$ 568,916
Thrivent Low Volatility Equity	8,547	$12.73	$ 108,815
Thrivent Mid Cap Growth	10,465	$14.77	$ 154,596
Thrivent Mid Cap Index	28,272	$34.57	$ 977,332
Thrivent Mid Cap Stock	27,562	$40.40	$ 1,113,540
Thrivent Mid Cap Value	195	$13.16	$ 2,568
Thrivent Moderate Allocation	483,844	$22.92	$11,088,662
Thrivent Moderately Aggressive Allocation	507,508	$25.54	$12,960,923
Thrivent Moderately Conservative Allocation	334,838	$19.27	$ 6,453,134
Thrivent Money Market	761,840	$ 0.96	$ 730,281
Thrivent Multidimensional Income	4,447	$11.29	$ 50,213
Thrivent Opportunity Income Plus	22,647	$14.96	$ 338,882
Thrivent Partner Emerging Markets Equity	9,425	$16.89	$ 159,214
Thrivent Partner Healthcare	15,867	$32.73	$ 519,252
Thrivent Real Estate Securities	13,249	$24.26	$ 321,483
Thrivent Small Cap Growth Subaccount	10,165	$17.47	$ 177,534
Thrivent Small Cap Index	25,732	$34.20	$ 880,016
Thrivent Small Cap Stock	31,898	$31.98	$ 1,020,120
			$52,436,437

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	369,411	$27.70	$ 10,233,442
Thrivent All Cap Subaccount	42,747	$33.42	$ 1,428,622
Thrivent Balanced Income Plus	124,906	$20.59	$ 2,571,488
Thrivent Diversified Income Plus	403,585	$20.34	$ 8,208,739
Thrivent ESG Index	5,637	$12.80	$ 72,129
Thrivent Global Stock	51,661	$22.65	$ 1,170,380
Thrivent Government Bond	201,378	$14.07	$ 2,833,557
Thrivent High Yield	120,081	$21.06	$ 2,529,585
Thrivent Income	230,523	$17.77	$ 4,097,490
Thrivent International Allocation	231,417	$11.26	$ 2,605,470
Thrivent International Index	2,420	$12.76	$ 30,879
Thrivent Large Cap Growth	252,348	$46.10	$ 11,632,644
Thrivent Large Cap Index	419,143	$32.53	$ 13,635,416
Thrivent Large Cap Value	76,433	$23.92	$ 1,828,396
Thrivent Limited Maturity Bond	468,239	$11.87	$ 5,556,083
Thrivent Low Volatility Equity	31,894	$12.61	$ 402,310
Thrivent Mid Cap Growth	15,770	$14.75	$ 232,576
Thrivent Mid Cap Index	243,017	$33.24	$ 8,077,594
Thrivent Mid Cap Stock	118,130	$38.85	$ 4,589,042
Thrivent Mid Cap Value	986	$13.14	$ 12,952
Thrivent Moderate Allocation	2,874,258	$22.04	$ 63,338,607
Thrivent Moderately Aggressive Allocation	2,095,621	$24.56	$ 51,460,505
Thrivent Moderately Conservative Allocation	675,202	$18.53	$ 12,512,376
Thrivent Money Market	5,140,194	$ 0.92	$ 4,736,429
Thrivent Multidimensional Income	34,716	$11.19	$ 388,387
Thrivent Opportunity Income Plus	71,246	$14.39	$ 1,025,093
Thrivent Partner Emerging Markets Equity	66,323	$16.37	$ 1,085,461
Thrivent Partner Healthcare	110,645	$31.70	$ 3,507,965
Thrivent Real Estate Securities	41,794	$23.33	$ 975,094
Thrivent Small Cap Growth Subaccount	57,011	$17.35	$ 989,062
Thrivent Small Cap Index	241,421	$32.88	$ 7,938,914
Thrivent Small Cap Stock	74,634	$30.75	$ 2,295,007
			$232,001,694

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	164,837	$28.36	$ 4,675,073
Thrivent All Cap Subaccount	16,440	$34.22	$ 562,530
Thrivent Balanced Income Plus	68,315	$21.08	$ 1,439,902
Thrivent Diversified Income Plus	112,886	$20.82	$ 2,350,713
Thrivent ESG Index	6	$12.81	$ 78
Thrivent Global Stock	36,965	$23.19	$ 857,375
Thrivent Government Bond	36,328	$14.41	$ 523,326
Thrivent High Yield	60,998	$21.57	$ 1,315,529
Thrivent Income	74,592	$18.20	$ 1,357,424
Thrivent International Allocation	113,240	$11.47	$ 1,299,207
Thrivent International Index	4,587	$12.77	$ 58,589
Thrivent Large Cap Growth	97,449	$47.20	$ 4,599,121
Thrivent Large Cap Index	169,914	$33.31	$ 5,659,170
Thrivent Large Cap Value	37,584	$24.49	$ 920,476
Thrivent Limited Maturity Bond	95,664	$12.15	$ 1,162,179
Thrivent Low Volatility Equity	27,771	$12.68	$ 352,244
Thrivent Mid Cap Growth	3,438	$14.76	$ 50,758
Thrivent Mid Cap Index	86,532	$34.03	$ 2,944,724
Thrivent Mid Cap Stock	47,941	$39.77	$ 1,906,725
Thrivent Mid Cap Value	—	$13.15	$ —
Thrivent Moderate Allocation	875,728	$22.56	$19,757,446
Thrivent Moderately Aggressive Allocation	810,442	$25.14	$20,375,225
Thrivent Moderately Conservative Allocation	250,473	$18.97	$ 4,752,110
Thrivent Money Market	335,992	$ 0.94	$ 317,161
Thrivent Multidimensional Income	13,764	$11.25	$ 154,839
Thrivent Opportunity Income Plus	47,719	$14.73	$ 702,936
Thrivent Partner Emerging Markets Equity	11,577	$16.68	$ 193,104
Thrivent Partner Healthcare	33,727	$32.31	$ 1,089,827
Thrivent Real Estate Securities	28,544	$23.89	$ 681,808
Thrivent Small Cap Growth Subaccount	22,188	$17.42	$ 386,487
Thrivent Small Cap Index	54,123	$33.67	$ 1,822,171
Thrivent Small Cap Stock	30,916	$31.48	$ 973,312
			$83,241,569

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	13,505	$27.49	$ 371,194
Thrivent All Cap Subaccount	5,526	$33.16	$ 183,253
Thrivent Balanced Income Plus	38,083	$20.43	$ 777,904
Thrivent Diversified Income Plus	13,943	$20.18	$ 281,385
Thrivent ESG Index	—	$12.79	$ —
Thrivent Global Stock	1,789	$22.48	$ 40,202
Thrivent Government Bond	1,340	$13.96	$ 18,711
Thrivent High Yield	8,655	$20.90	$ 180,895
Thrivent Income	12,479	$17.64	$ 220,085
Thrivent International Allocation	9,742	$11.19	$ 108,988
Thrivent International Index	—	$12.76	$ —
Thrivent Large Cap Growth	17,791	$45.74	$ 813,701
Thrivent Large Cap Index	20,916	$32.28	$ 675,118
Thrivent Large Cap Value	3,046	$23.73	$ 72,303
Thrivent Limited Maturity Bond	6,576	$11.77	$ 77,423
Thrivent Low Volatility Equity	—	$12.59	$ —
Thrivent Mid Cap Growth	—	$14.74	$ —
Thrivent Mid Cap Index	7,572	$32.98	$ 249,727
Thrivent Mid Cap Stock	3,225	$38.54	$ 124,310
Thrivent Mid Cap Value	—	$13.13	$ —
Thrivent Moderate Allocation	130,216	$21.86	$ 2,847,084
Thrivent Moderately Aggressive Allocation	129,313	$24.36	$ 3,150,623
Thrivent Moderately Conservative Allocation	30,502	$18.39	$ 560,833
Thrivent Money Market	266,149	$ 0.91	$ 243,389
Thrivent Multidimensional Income	2,109	$11.17	$ 23,547
Thrivent Opportunity Income Plus	16,082	$14.28	$ 229,577
Thrivent Partner Emerging Markets Equity	779	$16.26	$ 12,667
Thrivent Partner Healthcare	5,895	$31.50	$ 185,712
Thrivent Real Estate Securities	4,020	$23.15	$ 93,049
Thrivent Small Cap Growth Subaccount	2,226	$17.33	$ 38,573
Thrivent Small Cap Index	6,584	$32.63	$ 214,825
Thrivent Small Cap Stock	1,044	$30.51	$ 31,858
			$11,826,936

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	2,935,880	$27.06	$ 79,442,616
Thrivent All Cap Subaccount	145,690	$32.65	$ 4,756,052
Thrivent Balanced Income Plus	657,664	$20.11	$ 13,225,095
Thrivent Diversified Income Plus	1,740,873	$19.87	$ 34,586,950
Thrivent ESG Index	30,390	$12.78	$ 388,496
Thrivent Global Stock	266,935	$22.13	$ 5,907,027
Thrivent Government Bond	625,785	$13.74	$ 8,601,015
Thrivent High Yield	574,194	$20.58	$ 11,815,062
Thrivent Income	1,006,489	$17.36	$ 17,475,314
Thrivent International Allocation	903,500	$11.05	$ 9,980,943
Thrivent International Index	22,416	$12.75	$ 285,755
Thrivent Large Cap Growth	924,090	$45.03	$ 41,609,930
Thrivent Large Cap Index	1,492,069	$31.78	$ 47,413,144
Thrivent Large Cap Value	340,944	$23.37	$ 7,966,675
Thrivent Limited Maturity Bond	1,733,551	$11.59	$ 20,093,044
Thrivent Low Volatility Equity	204,842	$12.54	$ 2,569,701
Thrivent Mid Cap Growth	82,555	$14.73	$ 1,216,273
Thrivent Mid Cap Index	824,860	$32.47	$ 26,781,172
Thrivent Mid Cap Stock	507,671	$37.95	$ 19,264,071
Thrivent Mid Cap Value	4,057	$13.12	$ 53,250
Thrivent Moderate Allocation	13,713,131	$21.53	$ 295,177,839
Thrivent Moderately Aggressive Allocation	10,556,123	$23.99	$ 253,203,124
Thrivent Moderately Conservative Allocation	4,749,085	$18.10	$ 85,964,861
Thrivent Money Market	16,139,344	$ 0.90	$ 14,531,773
Thrivent Multidimensional Income	109,408	$11.13	$ 1,217,278
Thrivent Opportunity Income Plus	787,065	$14.05	$ 11,061,703
Thrivent Partner Emerging Markets Equity	355,878	$16.06	$ 5,713,529
Thrivent Partner Healthcare	449,186	$31.11	$ 13,973,544
Thrivent Real Estate Securities	272,705	$22.79	$ 6,214,790
Thrivent Small Cap Growth Subaccount	211,015	$17.28	$ 3,646,152
Thrivent Small Cap Index	771,311	$32.12	$ 24,775,356
Thrivent Small Cap Stock	283,625	$30.04	$ 8,519,153
			$1,077,430,687
Years 1-7 Basic Death Benefit & RPA – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.36	$ 21
			$ 21
Years 1-7 Basic Death Benefit & RPA – 2.00% Expense Ratio
Thrivent Moderate Allocation	—	$21.40	$ 689
Thrivent Moderately Aggressive Allocation	—	$23.85	$ —
Thrivent Moderately Conservative Allocation	—	$18.00	$ —
			$ 689

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & RPA – 2.20% Expense Ratio
Thrivent Moderate Allocation	—	$20.74	$ 617
Thrivent Moderately Aggressive Allocation	—	$23.11	$ —
Thrivent Moderately Conservative Allocation	—	$17.44	$ 407
			$ 1,024
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	7,732,104	$31.16	$ 240,939,628
Thrivent All Cap Subaccount	409,314	$37.59	$ 15,387,423
Thrivent Balanced Income Plus	1,743,737	$23.16	$ 40,380,465
Thrivent Diversified Income Plus	6,831,289	$22.88	$ 156,289,195
Thrivent ESG Index	61,792	$12.86	$ 794,730
Thrivent Global Stock	993,381	$25.48	$ 25,314,831
Thrivent Government Bond	1,944,975	$15.83	$ 30,783,397
Thrivent High Yield	1,832,160	$23.69	$ 43,412,266
Thrivent Income	3,781,151	$19.99	$ 75,597,751
Thrivent International Allocation	2,706,865	$12.38	$ 33,516,401
Thrivent International Index	40,745	$12.83	$ 522,572
Thrivent Large Cap Growth	2,778,277	$51.85	$ 144,060,460
Thrivent Large Cap Index	2,840,819	$36.59	$ 103,953,603
Thrivent Large Cap Value	1,191,080	$26.91	$ 32,050,290
Thrivent Limited Maturity Bond	5,502,790	$13.35	$ 73,447,268
Thrivent Low Volatility Equity	541,138	$12.97	$ 7,017,002
Thrivent Mid Cap Growth	156,121	$14.82	$ 2,314,064
Thrivent Mid Cap Index	1,214,668	$37.39	$ 45,415,029
Thrivent Mid Cap Stock	1,402,561	$43.70	$ 61,288,686
Thrivent Mid Cap Value	9,460	$13.20	$ 124,906
Thrivent Moderate Allocation	61,194,292	$24.79	$1,516,858,528
Thrivent Moderately Aggressive Allocation	37,495,189	$27.62	$1,035,692,525
Thrivent Moderately Conservative Allocation	42,823,189	$20.84	$ 892,638,999
Thrivent Money Market	51,090,864	$ 1.04	$ 52,969,658
Thrivent Multidimensional Income	442,517	$11.50	$ 5,089,183
Thrivent Opportunity Income Plus	2,383,552	$16.18	$ 38,575,538
Thrivent Partner Emerging Markets Equity	953,149	$18.00	$ 17,156,412
Thrivent Partner Healthcare	1,137,035	$34.87	$ 39,645,997
Thrivent Real Estate Securities	695,384	$26.24	$ 18,249,792
Thrivent Small Cap Growth Subaccount	426,721	$17.70	$ 7,553,494
Thrivent Small Cap Index	1,121,083	$36.99	$ 41,468,649
Thrivent Small Cap Stock	991,756	$34.59	$ 34,304,610
			$4,832,813,352

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	8,206,958	$30.20	$ 247,836,900
Thrivent All Cap Subaccount	326,915	$36.43	$ 11,910,207
Thrivent Balanced Income Plus	1,376,410	$22.44	$ 30,889,757
Thrivent Diversified Income Plus	4,841,542	$22.17	$ 107,346,388
Thrivent ESG Index	9,980	$12.84	$ 128,186
Thrivent Global Stock	984,071	$24.70	$ 24,302,993
Thrivent Government Bond	1,464,186	$15.34	$ 22,458,294
Thrivent High Yield	1,420,327	$22.96	$ 32,614,802
Thrivent Income	2,345,639	$19.38	$ 45,448,898
Thrivent International Allocation	2,263,267	$12.07	$ 27,321,818
Thrivent International Index	23,084	$12.81	$ 295,659
Thrivent Large Cap Growth	2,190,985	$50.25	$ 110,099,558
Thrivent Large Cap Index	1,888,683	$35.46	$ 66,978,039
Thrivent Large Cap Value	1,103,816	$26.08	$ 28,784,649
Thrivent Limited Maturity Bond	3,896,060	$12.94	$ 50,395,913
Thrivent Low Volatility Equity	361,644	$12.87	$ 4,655,080
Thrivent Mid Cap Growth	201,869	$14.80	$ 2,988,127
Thrivent Mid Cap Index	822,930	$36.23	$ 29,818,127
Thrivent Mid Cap Stock	1,272,368	$42.35	$ 53,882,371
Thrivent Mid Cap Value	23,322	$13.19	$ 307,526
Thrivent Moderate Allocation	49,048,834	$24.02	$1,178,252,757
Thrivent Moderately Aggressive Allocation	33,641,603	$26.77	$ 900,548,994
Thrivent Moderately Conservative Allocation	27,409,615	$20.20	$ 553,701,089
Thrivent Money Market	34,921,525	$ 1.00	$ 35,086,543
Thrivent Multidimensional Income	232,281	$11.42	$ 2,651,766
Thrivent Opportunity Income Plus	1,699,884	$15.68	$ 26,661,497
Thrivent Partner Emerging Markets Equity	664,254	$17.55	$ 11,656,897
Thrivent Partner Healthcare	961,100	$33.99	$ 32,672,334
Thrivent Real Estate Securities	636,211	$25.43	$ 16,181,070
Thrivent Small Cap Growth Subaccount	359,988	$17.61	$ 6,338,145
Thrivent Small Cap Index	842,952	$35.85	$ 30,217,563
Thrivent Small Cap Stock	892,067	$33.52	$ 29,903,223
			$3,722,335,170

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	131,286	$29.27	$ 3,842,160
Thrivent All Cap Subaccount	12,874	$35.31	$ 454,554
Thrivent Balanced Income Plus	38,541	$21.75	$ 838,228
Thrivent Diversified Income Plus	193,005	$21.49	$ 4,147,151
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	14,548	$23.93	$ 348,195
Thrivent Government Bond	24,781	$14.86	$ 368,371
Thrivent High Yield	30,503	$22.25	$ 678,785
Thrivent Income	43,814	$18.78	$ 822,718
Thrivent International Allocation	61,373	$11.77	$ 722,340
Thrivent International Index	1,364	$12.79	$ 17,443
Thrivent Large Cap Growth	23,275	$48.70	$ 1,133,473
Thrivent Large Cap Index	45,187	$34.37	$ 1,552,961
Thrivent Large Cap Value	23,296	$25.27	$ 588,728
Thrivent Limited Maturity Bond	38,055	$12.54	$ 477,046
Thrivent Low Volatility Equity	10,714	$12.78	$ 136,900
Thrivent Mid Cap Growth	—	$14.78	$ —
Thrivent Mid Cap Index	29,878	$35.11	$ 1,049,158
Thrivent Mid Cap Stock	26,345	$41.04	$ 1,081,195
Thrivent Mid Cap Value	—	$13.17	$ —
Thrivent Moderate Allocation	877,379	$23.28	$20,425,496
Thrivent Moderately Aggressive Allocation	442,931	$25.94	$11,490,573
Thrivent Moderately Conservative Allocation	581,405	$19.58	$11,382,231
Thrivent Money Market	907,521	$ 0.97	$ 883,659
Thrivent Multidimensional Income	3,461	$11.33	$ 39,220
Thrivent Opportunity Income Plus	44,780	$15.20	$ 680,660
Thrivent Partner Emerging Markets Equity	16,357	$17.11	$ 279,858
Thrivent Partner Healthcare	13,067	$33.14	$ 433,082
Thrivent Real Estate Securities	11,635	$24.65	$ 286,781
Thrivent Small Cap Growth Subaccount	4,151	$17.51	$ 72,700
Thrivent Small Cap Index	27,550	$34.74	$ 957,074
Thrivent Small Cap Stock	22,721	$32.49	$ 738,098
			$65,928,838

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	40,646	$29.96	$ 1,217,845
Thrivent All Cap Subaccount	2,154	$36.15	$ 77,870
Thrivent Balanced Income Plus	1,334	$22.27	$ 29,702
Thrivent Diversified Income Plus	107,399	$22.00	$ 2,362,655
Thrivent ESG Index	—	$12.84	$ —
Thrivent Global Stock	8,895	$24.50	$ 217,968
Thrivent Government Bond	4,996	$15.22	$ 76,036
Thrivent High Yield	7,545	$22.78	$ 171,905
Thrivent Income	9,732	$19.22	$ 187,102
Thrivent International Allocation	12,324	$12.00	$ 147,840
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	13,009	$49.86	$ 648,618
Thrivent Large Cap Index	16,500	$35.19	$ 580,556
Thrivent Large Cap Value	6,278	$25.87	$ 162,437
Thrivent Limited Maturity Bond	38,213	$12.83	$ 490,429
Thrivent Low Volatility Equity	—	$12.85	$ —
Thrivent Mid Cap Growth	—	$14.80	$ —
Thrivent Mid Cap Index	2,627	$35.95	$ 94,453
Thrivent Mid Cap Stock	8,667	$42.02	$ 364,178
Thrivent Mid Cap Value	—	$13.18	$ —
Thrivent Moderate Allocation	396,743	$23.83	$ 9,456,122
Thrivent Moderately Aggressive Allocation	190,463	$26.56	$ 5,058,644
Thrivent Moderately Conservative Allocation	88,186	$20.04	$ 1,767,532
Thrivent Money Market	258,661	$ 1.00	$ 257,857
Thrivent Multidimensional Income	—	$11.40	$ —
Thrivent Opportunity Income Plus	13,086	$15.56	$ 203,642
Thrivent Partner Emerging Markets Equity	8,250	$17.44	$ 143,856
Thrivent Partner Healthcare	12,047	$33.78	$ 406,947
Thrivent Real Estate Securities	9,227	$25.23	$ 232,836
Thrivent Small Cap Growth Subaccount	6,646	$17.58	$ 116,864
Thrivent Small Cap Index	1,784	$35.57	$ 63,454
Thrivent Small Cap Stock	6,944	$33.26	$ 230,938
			$24,768,286

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	435,312	$28.81	$ 12,541,383
Thrivent All Cap Subaccount	13,971	$34.76	$ 485,579
Thrivent Balanced Income Plus	118,785	$21.41	$ 2,543,269
Thrivent Diversified Income Plus	260,379	$21.15	$ 5,507,779
Thrivent ESG Index	—	$12.82	$ —
Thrivent Global Stock	60,278	$23.56	$ 1,420,209
Thrivent Government Bond	63,495	$14.63	$ 929,155
Thrivent High Yield	80,786	$21.91	$ 1,769,839
Thrivent Income	98,031	$18.49	$ 1,812,150
Thrivent International Allocation	109,931	$11.62	$ 1,277,519
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	103,858	$47.94	$ 4,979,098
Thrivent Large Cap Index	90,066	$33.83	$ 3,047,162
Thrivent Large Cap Value	53,459	$24.88	$ 1,329,983
Thrivent Limited Maturity Bond	182,937	$12.34	$ 2,257,530
Thrivent Low Volatility Equity	—	$12.73	$ —
Thrivent Mid Cap Growth	13,941	$14.77	$ 205,945
Thrivent Mid Cap Index	75,536	$34.57	$ 2,611,164
Thrivent Mid Cap Stock	66,005	$40.40	$ 2,666,672
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	2,403,855	$22.92	$ 55,091,115
Thrivent Moderately Aggressive Allocation	1,215,066	$25.54	$ 31,030,836
Thrivent Moderately Conservative Allocation	861,194	$19.27	$ 16,597,297
Thrivent Money Market	2,134,732	$ 0.96	$ 2,046,233
Thrivent Multidimensional Income	3,311	$11.29	$ 37,379
Thrivent Opportunity Income Plus	66,078	$14.96	$ 988,751
Thrivent Partner Emerging Markets Equity	43,199	$16.89	$ 729,781
Thrivent Partner Healthcare	54,159	$32.73	$ 1,772,385
Thrivent Real Estate Securities	31,814	$24.26	$ 771,946
Thrivent Small Cap Growth Subaccount	30,779	$17.47	$ 537,575
Thrivent Small Cap Index	70,535	$34.20	$ 2,412,262
Thrivent Small Cap Stock	46,774	$31.98	$ 1,495,845
			$158,895,841

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	83,817	$29.50	$ 2,472,268
Thrivent All Cap Subaccount	5,369	$35.58	$ 191,048
Thrivent Balanced Income Plus	11,409	$21.92	$ 250,087
Thrivent Diversified Income Plus	72,562	$21.66	$ 1,571,445
Thrivent ESG Index	—	$12.83	$ —
Thrivent Global Stock	16,739	$24.12	$ 403,770
Thrivent Government Bond	18,830	$14.98	$ 282,106
Thrivent High Yield	16,214	$22.43	$ 363,659
Thrivent Income	35,872	$18.93	$ 678,904
Thrivent International Allocation	46,829	$11.84	$ 554,664
Thrivent International Index	—	$12.80	$ —
Thrivent Large Cap Growth	45,452	$49.08	$ 2,230,917
Thrivent Large Cap Index	34,214	$34.64	$ 1,185,106
Thrivent Large Cap Value	21,962	$25.47	$ 559,390
Thrivent Limited Maturity Bond	50,100	$12.63	$ 632,976
Thrivent Low Volatility Equity	1,245	$12.80	$ 15,937
Thrivent Mid Cap Growth	595	$14.79	$ 8,791
Thrivent Mid Cap Index	21,791	$35.39	$ 771,218
Thrivent Mid Cap Stock	22,402	$41.36	$ 926,597
Thrivent Mid Cap Value	1,071	$13.17	$ 14,102
Thrivent Moderate Allocation	723,386	$23.46	$16,973,066
Thrivent Moderately Aggressive Allocation	553,280	$26.15	$14,466,275
Thrivent Moderately Conservative Allocation	272,624	$19.73	$ 5,379,214
Thrivent Money Market	965,342	$ 0.98	$ 947,374
Thrivent Multidimensional Income	1,449	$11.35	$ 16,449
Thrivent Opportunity Income Plus	11,460	$15.32	$ 175,558
Thrivent Partner Emerging Markets Equity	5,499	$17.22	$ 94,682
Thrivent Partner Healthcare	14,176	$33.35	$ 472,814
Thrivent Real Estate Securities	16,791	$24.84	$ 417,121
Thrivent Small Cap Growth Subaccount	2,522	$17.54	$ 44,222
Thrivent Small Cap Index	21,598	$35.01	$ 756,218
Thrivent Small Cap Stock	14,144	$32.74	$ 463,089
			$53,319,067

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	31,440	$28.59	$ 898,723
Thrivent All Cap Subaccount	566	$34.49	$ 19,518
Thrivent Balanced Income Plus	—	$21.24	$ —
Thrivent Diversified Income Plus	8,733	$20.99	$ 183,278
Thrivent ESG Index	—	$12.81	$ —
Thrivent Global Stock	2,875	$23.38	$ 67,215
Thrivent Government Bond	2,825	$14.52	$ 41,015
Thrivent High Yield	1,089	$21.74	$ 23,669
Thrivent Income	5,162	$18.34	$ 94,676
Thrivent International Allocation	7,650	$11.55	$ 88,375
Thrivent International Index	—	$12.78	$ —
Thrivent Large Cap Growth	1,440	$47.57	$ 68,473
Thrivent Large Cap Index	5,174	$33.57	$ 173,695
Thrivent Large Cap Value	—	$24.68	$ 15
Thrivent Limited Maturity Bond	6,809	$12.24	$ 83,363
Thrivent Low Volatility Equity	—	$12.71	$ —
Thrivent Mid Cap Growth	—	$14.77	$ —
Thrivent Mid Cap Index	2,036	$34.30	$ 69,827
Thrivent Mid Cap Stock	996	$40.09	$ 39,935
Thrivent Mid Cap Value	—	$13.16	$ —
Thrivent Moderate Allocation	54,492	$22.74	$1,239,080
Thrivent Moderately Aggressive Allocation	104,657	$25.34	$2,651,883
Thrivent Moderately Conservative Allocation	51,069	$19.12	$ 976,533
Thrivent Money Market	19,875	$ 0.95	$ 18,908
Thrivent Multidimensional Income	—	$11.27	$ —
Thrivent Opportunity Income Plus	3	$14.85	$ 46
Thrivent Partner Emerging Markets Equity	1,127	$16.79	$ 18,911
Thrivent Partner Healthcare	1,869	$32.52	$ 60,784
Thrivent Real Estate Securities	1,719	$24.07	$ 41,379
Thrivent Small Cap Growth Subaccount	—	$17.44	$ —
Thrivent Small Cap Index	1,402	$33.93	$ 47,562
Thrivent Small Cap Stock	967	$31.73	$ 30,695
			$6,937,558

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	894,545	$28.14	$ 25,172,612
Thrivent All Cap Subaccount	27,672	$33.95	$ 939,450
Thrivent Balanced Income Plus	168,524	$20.91	$ 3,524,322
Thrivent Diversified Income Plus	498,059	$20.66	$ 10,290,390
Thrivent ESG Index	9,704	$12.81	$ 124,258
Thrivent Global Stock	82,791	$23.01	$ 1,905,276
Thrivent Government Bond	97,436	$14.29	$ 1,392,681
Thrivent High Yield	130,383	$21.40	$ 2,789,983
Thrivent Income	211,171	$18.06	$ 3,812,843
Thrivent International Allocation	237,150	$11.40	$ 2,704,057
Thrivent International Index	638	$12.77	$ 8,152
Thrivent Large Cap Growth	188,170	$46.83	$ 8,811,347
Thrivent Large Cap Index	205,726	$33.05	$ 6,798,429
Thrivent Large Cap Value	100,321	$24.30	$ 2,437,801
Thrivent Limited Maturity Bond	251,157	$12.05	$ 3,027,358
Thrivent Low Volatility Equity	24,290	$12.66	$ 307,524
Thrivent Mid Cap Growth	15,628	$14.76	$ 230,637
Thrivent Mid Cap Index	114,780	$33.76	$ 3,875,467
Thrivent Mid Cap Stock	131,230	$39.46	$ 5,178,570
Thrivent Mid Cap Value	353	$13.15	$ 4,643
Thrivent Moderate Allocation	3,361,212	$22.38	$ 75,240,404
Thrivent Moderately Aggressive Allocation	2,823,882	$24.94	$ 70,440,194
Thrivent Moderately Conservative Allocation	1,458,690	$18.82	$ 27,458,770
Thrivent Money Market	3,868,474	$ 0.94	$ 3,621,811
Thrivent Multidimensional Income	28,788	$11.23	$ 323,249
Thrivent Opportunity Income Plus	113,416	$14.62	$ 1,657,575
Thrivent Partner Emerging Markets Equity	88,414	$16.58	$ 1,465,482
Thrivent Partner Healthcare	69,757	$32.11	$ 2,239,850
Thrivent Real Estate Securities	47,817	$23.70	$ 1,133,259
Thrivent Small Cap Growth Subaccount	17,308	$17.40	$ 301,082
Thrivent Small Cap Index	106,902	$33.40	$ 3,570,957
Thrivent Small Cap Stock	88,726	$31.24	$ 2,771,483
			$273,559,916
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	1,611,098	$15.70	$ 25,301,797
			$ 25,301,797
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	10,681,327	$22.26	$237,746,760
Thrivent Moderately Aggressive Allocation	3,248,705	$24.80	$ 80,578,494
Thrivent Moderately Conservative Allocation	6,365,430	$18.72	$119,146,084
			$437,471,338

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	826,577	$15.43	$ 12,749,988
			$ 12,749,988
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	5,985,251	$21.57	$ 129,106,384
Thrivent Moderately Aggressive Allocation	1,539,396	$24.04	$ 37,002,764
Thrivent Moderately Conservative Allocation	2,972,048	$18.14	$ 53,911,792
			$ 220,020,940
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	116,004,213	$15.40	$1,785,935,398
			$1,785,935,398
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	46,562,905	$16.40	$ 763,780,722
			$ 763,780,722
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderately Aggressive Allocation	3,954,063	$16.88	$ 66,836,598
			$ 66,836,598
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	37,743,161	$15.92	$ 601,007,083
			$ 601,007,083
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	145,840,217	$16.97	$2,474,434,126
			$2,474,434,126
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	60,630,981	$17.46	$1,058,582,815
			$1,058,582,815

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	36,615	$17.48	$ 640,526
American Funds IS® Growth-Income Class 1	49,596	$15.41	$ 764,147
American Funds IS® International Class 1	94,691	$13.32	$1,261,546
BlackRock Total Return V.I. Class I	21,410	$11.68	$ 249,847
DFA VA International Small Portfolio	30,595	$11.86	$ 362,877
DFA VA US Targeted Value	91,976	$11.49	$1,057,078
Fidelity® VIP Emerging Markets Initial Class	85,757	$16.14	$1,382,046
Fidelity® VIP International Capital Appreciation Initial Class	35,204	$15.71	$ 553,046
Fidelity® VIP Value Initial Class	29,117	$12.82	$ 373,257
Janus Henderson Enterprise Institutional Class	96,504	$17.59	$1,697,687
John Hancock Core Bond Trust Series I	51,746	$11.64	$ 602,436
John Hancock International Equity Index Trust B Series I	15,364	$12.59	$ 193,386
John Hancock Strategic Income Opportunities Trust Series I	35,367	$11.48	$ 405,899
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	13,235	$15.01	$ 198,703
MFS® VIT II – MFS® Corporate Bond Initial Class	23,218	$12.35	$ 286,838
MFS® VIT III – MFS® Global Real Estate Initial Class	9,382	$13.01	$ 122,082
MFS® VIT II – MFS® International Intrinsic Value Initial Class	32,131	$14.78	$ 474,915
MFS® VIT III – MFS® Mid Cap Value Initial Class	11,331	$12.70	$ 143,958
MFS® VIT II – MFS® Technology Initial Class	64,617	$23.00	$1,486,332
MFS® VIT – MFS® Value Initial Class	36,708	$12.80	$ 469,732
PIMCO VIT Emerging Markets Bond Institutional Class	24,953	$11.83	$ 295,291
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,536	$11.31	$ 85,241
PIMCO VIT Long-Term U.S. Government Institutional Class	73,256	$13.07	$ 957,174
PIMCO VIT Real Return Institutional Class	18,857	$11.87	$ 223,760
Principal Diversified International	16,014	$12.75	$ 204,193
Principal Government & High Quality Bond	23,053	$10.84	$ 249,763
Principal Small Cap	24,513	$14.88	$ 364,744
Templeton Global Bond VIP Class 1	38,896	$ 9.63	$ 374,605
Thrivent All Cap Subaccount	1,671	$15.53	$ 25,949
Thrivent Balanced Income Plus	13,774	$12.63	$ 173,919
Thrivent Diversified Income Plus	56,482	$12.18	$ 688,110
Thrivent ESG Index	33,903	$12.91	$ 437,806
Thrivent Global Stock	17,202	$14.00	$ 240,805
Thrivent High Yield	110,888	$11.52	$1,277,602
Thrivent Income	221,445	$12.51	$2,770,486
Thrivent International Allocation	16,675	$11.34	$ 189,084

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	4,407	$12.88	$ 56,748
Thrivent Large Cap Growth	97,455	$21.52	$ 2,097,528
Thrivent Large Cap Index	357,967	$16.21	$ 5,803,241
Thrivent Large Cap Value	38,914	$13.07	$ 508,793
Thrivent Limited Maturity Bond	120,786	$10.97	$ 1,325,051
Thrivent Low Volatility Equity	7,650	$13.03	$ 99,648
Thrivent Mid Cap Growth	643	$14.88	$ 9,566
Thrivent Mid Cap Index	165,316	$13.68	$ 2,260,776
Thrivent Mid Cap Stock	59,919	$14.95	$ 895,783
Thrivent Mid Cap Value	—	$13.26	$ —
Thrivent Money Market	1,434,560	$ 1.03	$ 1,471,071
Thrivent Multidimensional Income	13,924	$11.70	$ 162,863
Thrivent Opportunity Income Plus	55,199	$11.27	$ 621,914
Thrivent Partner Emerging Markets Equity	1,222	$13.96	$ 17,063
Thrivent Partner Healthcare	46,049	$15.89	$ 731,698
Thrivent Real Estate Securities	17,209	$11.70	$ 201,266
Thrivent Small Cap Growth Subaccount	10,875	$17.99	$ 195,623
Thrivent Small Cap Index	51,264	$13.49	$ 691,622
Thrivent Small Cap Stock	19,006	$15.54	$ 295,418
Vanguard® VIF Capital Growth	70,958	$16.15	$ 1,145,847
Vanguard® VIF International	100,776	$20.23	$ 2,034,331
Vanguard® VIF Short-Term Investment-Grade	61,709	$11.04	$ 681,017
Vanguard® VIF Small Company Growth	50,502	$15.82	$ 798,615
Vanguard® VIF Total Bond Market Index	717,092	$11.60	$ 8,318,652
Vanguard® VIF Total Stock Market Index	462,185	$16.29	$ 7,528,132
			$59,237,136

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	459,264	$12.44	$ 5,712,550
American Funds IS® Growth-Income Class 4	474,948	$11.71	$ 5,559,670
American Funds IS® International Growth and Income Class 4	90,952	$12.40	$ 1,128,128
American Funds IS® International Class 4	80,030	$12.76	$ 1,020,861
BlackRock Total Return V.I. Class III	1,117,776	$10.21	$11,399,787
Eaton Vance VT Floating-Rate Income Initial Share Class	129,617	$10.57	$ 1,370,342
Fidelity VIP Emerging Markets Service Class 2	178,851	$13.63	$ 2,436,975
Fidelity VIP Energy Service Class 2	62,473	$10.77	$ 673,078
Fidelity VIP International Capital Appreciation Service Class 2	411,670	$12.30	$ 5,064,332
Fidelity VIP Value Service Class 2	130,177	$13.11	$ 1,707,050
Franklin Small Cap Value VIP Class 2	152,184	$12.81	$ 1,949,191
Goldman Sachs VIT Core Fixed Income Service Shares	714,151	$10.16	$ 7,256,760
Goldman Sachs VIT Small Cap Equity Insights Service Shares	66,287	$12.82	$ 849,514
Janus Henderson VIT Enterprise Service Class	195,495	$12.74	$ 2,490,231
Janus Henderson VIT Forty Service Class	492,574	$12.48	$ 6,148,759
John Hancock Core Bond Trust Series II	262,694	$10.13	$ 2,661,499
John Hancock International Small Company Trust Series II	28,117	$12.76	$ 358,695
John Hancock Strategic Income Opportunities Trust Series II	215,685	$10.79	$ 2,327,734
MFS® VIT II – Core Equity Service Class	148,578	$12.08	$ 1,794,795
MFS® VIT III Global Real Estate Service Class	39,461	$11.57	$ 456,663
MFS® VIT III Mid Cap Value Service Class	51,428	$12.46	$ 640,965
MFS® VIT – New Discovery Series Service Class	225,301	$13.76	$ 3,101,126
MFS® VIT II Technology Service Class	387,944	$12.37	$ 4,798,306
MFS® VIT Value Series Service Class	64,906	$11.84	$ 768,366
PIMCO VIT Emerging Markets Bond Advisor Class	22,667	$10.87	$ 246,490
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	79,114	$10.92	$ 863,759
PIMCO VIT Long-Term US Government Advisor Class	452,374	$ 9.65	$ 4,366,319
PIMCO VIT Real Return Advisor Class	566,896	$10.47	$ 5,937,347
Principal Capital Appreciation Class 2	150,236	$12.20	$ 1,833,496
Principal VC Equity Income Class 2	212,353	$12.38	$ 2,628,630
Putnam VT International Value Class 1B	26,217	$12.22	$ 320,332
Putnam VT Research Class 1B	115,149	$12.12	$ 1,396,070
Templeton Global Bond VIP Class 2	80,372	$ 9.94	$ 799,252
Thrivent Aggressive Allocation	2,790,125	$12.44	$34,706,845
Thrivent All Cap Subaccount	116,228	$12.55	$ 1,458,809
Thrivent Balanced Income Plus	331,883	$11.51	$ 3,818,814
Thrivent Diversified Income Plus	525,828	$11.03	$ 5,801,562

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	115,891	$12.09	$ 1,400,755
Thrivent Global Stock	110,975	$12.25	$ 1,359,628
Thrivent Government Bond	577,039	$ 9.94	$ 5,736,985
Thrivent High Yield	1,403,238	$10.93	$ 15,343,542
Thrivent Income	3,182,381	$10.51	$ 33,434,046
Thrivent International Allocation	69,033	$11.98	$ 826,740
Thrivent International Index	189,737	$12.02	$ 2,279,894
Thrivent Large Cap Growth	2,821,922	$12.41	$ 35,020,086
Thrivent Large Cap Index	2,145,407	$12.13	$ 26,013,852
Thrivent Large Cap Value	239,177	$12.25	$ 2,930,825
Thrivent Limited Maturity Bond	1,223,108	$10.14	$ 12,400,510
Thrivent Low Volatility Equity	83,040	$11.04	$ 917,095
Thrivent Mid Cap Growth	335,469	$13.19	$ 4,423,563
Thrivent Mid Cap Index	699,343	$12.93	$ 9,044,552
Thrivent Mid Cap Stock	677,578	$13.36	$ 9,050,885
Thrivent Mid Cap Value	27,896	$12.88	$ 359,434
Thrivent Moderate Allocation	5,984,056	$11.40	$ 68,225,408
Thrivent Moderately Aggressive Allocation	4,798,712	$11.77	$ 56,485,907
Thrivent Moderately Conservative Allocation	2,141,676	$10.90	$ 23,336,836
Thrivent Money Market	2,760,573	$ 0.99	$ 2,743,251
Thrivent Multidimensional Income	26,802	$11.22	$ 300,596
Thrivent Opportunity Income Plus	191,259	$10.50	$ 2,008,966
Thrivent Partner Emerging Markets Equity	44,254	$13.99	$ 619,296
Thrivent Partner Healthcare	408,723	$11.38	$ 4,649,677
Thrivent Real Estate Securities	73,055	$10.88	$ 794,888
Thrivent Small Cap Growth Subaccount	427,970	$14.16	$ 6,061,511
Thrivent Small Cap Index	785,723	$13.45	$ 10,568,597
Thrivent Small Cap Stock	208,105	$14.30	$ 2,974,936
			$475,165,363

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	—	$29.22	$ —
Thrivent All Cap Subaccount	6	$33.73	$ 198
Thrivent Balanced Income Plus	985	$22.76	$ 22,416
Thrivent Diversified Income Plus	574	$22.25	$ 12,763
Thrivent ESG Index	—	$12.87	$ —
Thrivent Global Stock	5,068	$24.47	$ 124,045
Thrivent Government Bond	3,230	$15.93	$ 51,446
Thrivent High Yield	5,735	$23.03	$ 132,063
Thrivent Income	5,050	$20.05	$ 101,272
Thrivent International Allocation	10,056	$12.46	$ 125,367
Thrivent International Index	—	$12.83	$ —
Thrivent Large Cap Growth	7,286	$47.94	$ 349,299
Thrivent Large Cap Index	2,423	$35.47	$ 85,936
Thrivent Large Cap Value	4,367	$26.25	$ 114,632
Thrivent Limited Maturity Bond	7,759	$13.36	$ 103,664
Thrivent Low Volatility Equity	—	$12.99	$ —
Thrivent Mid Cap Growth	—	$14.83	$ —
Thrivent Mid Cap Index	2,338	$34.26	$ 80,092
Thrivent Mid Cap Stock	5,135	$38.83	$ 199,397
Thrivent Mid Cap Value	—	$13.21	$ —
Thrivent Moderate Allocation	10,576	$23.87	$ 252,484
Thrivent Moderately Aggressive Allocation	1,201	$26.26	$ 31,523
Thrivent Moderately Conservative Allocation	7,940	$20.30	$ 161,216
Thrivent Money Market	39,111	$ 1.03	$ 40,472
Thrivent Multidimensional Income	382	$11.52	$ 4,399
Thrivent Opportunity Income Plus	7,974	$16.27	$ 129,730
Thrivent Partner Emerging Markets Equity	432	$18.11	$ 7,825
Thrivent Partner Healthcare	107	$35.09	$ 3,762
Thrivent Real Estate Securities	2,074	$24.32	$ 50,442
Thrivent Small Cap Growth Subaccount	221	$17.73	$ 3,913
Thrivent Small Cap Index	480	$33.40	$ 16,038
Thrivent Small Cap Stock	2,451	$31.59	$ 77,416
			$2,281,810

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	7,927	$29.22	$ 231,611
Thrivent All Cap Subaccount	435	$33.73	$ 14,670
Thrivent Balanced Income Plus	2,505	$22.76	$ 57,025
Thrivent Diversified Income Plus	35,616	$22.25	$ 792,604
Thrivent ESG Index	56	$12.87	$ 718
Thrivent Global Stock	2,283	$24.47	$ 55,886
Thrivent Government Bond	2,978	$15.93	$ 47,427
Thrivent High Yield	5,727	$23.03	$ 131,887
Thrivent Income	12,788	$20.05	$ 256,438
Thrivent International Allocation	10,744	$12.46	$ 133,886
Thrivent International Index	—	$12.83	$ —
Thrivent Large Cap Growth	6,998	$47.94	$ 335,476
Thrivent Large Cap Index	9,294	$35.47	$ 329,664
Thrivent Large Cap Value	9,195	$26.25	$ 241,390
Thrivent Limited Maturity Bond	5,592	$13.36	$ 74,714
Thrivent Low Volatility Equity	—	$12.99	$ —
Thrivent Mid Cap Growth	2,045	$14.83	$ 30,326
Thrivent Mid Cap Index	6,794	$34.26	$ 232,748
Thrivent Mid Cap Stock	7,185	$38.83	$ 279,023
Thrivent Mid Cap Value	—	$13.21	$ —
Thrivent Moderate Allocation	249,456	$23.87	$ 5,955,266
Thrivent Moderately Aggressive Allocation	77,216	$26.26	$ 2,027,319
Thrivent Moderately Conservative Allocation	212,900	$20.30	$ 4,322,630
Thrivent Money Market	257,327	$ 1.03	$ 266,281
Thrivent Multidimensional Income	—	$11.52	$ —
Thrivent Opportunity Income Plus	5,251	$16.27	$ 85,423
Thrivent Partner Emerging Markets Equity	9,468	$18.11	$ 171,511
Thrivent Partner Healthcare	3,112	$35.09	$ 109,208
Thrivent Real Estate Securities	3,629	$24.32	$ 88,249
Thrivent Small Cap Growth Subaccount	4,779	$17.73	$ 84,708
Thrivent Small Cap Index	4,973	$33.40	$ 166,067
Thrivent Small Cap Stock	3,388	$31.59	$ 107,025
			$16,629,180

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$17.48	$ —
American Funds IS® Growth-Income Class 1	—	$15.41	$ —
American Funds IS® International Class 1	—	$13.32	$ —
BlackRock Total Return V.I. Class I	—	$11.68	$ —
DFA VA International Small Portfolio	—	$11.86	$ —
DFA VA US Targeted Value	—	$11.49	$ 122
Fidelity® VIP Emerging Markets Initial Class	—	$16.14	$ —
Fidelity® VIP International Capital Appreciation Initial Class	—	$15.71	$ —
Fidelity® VIP Value Initial Class	—	$12.82	$ —
Janus Henderson Enterprise Institutional Class	736	$17.59	$12,954
John Hancock Core Bond Trust Series I	—	$11.64	$ —
John Hancock International Equity Index Trust B Series I	—	$12.59	$ —
John Hancock Strategic Income Opportunities Trust Series I	—	$11.48	$ —
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$15.01	$ —
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$12.35	$ —
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.01	$ —
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$14.78	$ —
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$12.70	$ —
MFS® VIT II – MFS® Technology Initial Class	547	$23.00	$12,595
MFS® VIT – MFS® Value Initial Class	—	$12.80	$ —
PIMCO VIT Emerging Markets Bond Institutional Class	—	$11.83	$ 6
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$11.31	$ —
PIMCO VIT Long-Term U.S. Government Institutional Class	1,533	$13.07	$20,026
PIMCO VIT Real Return Institutional Class	—	$11.87	$ —
Principal Diversified International	—	$12.75	$ —
Principal Government & High Quality Bond	—	$10.84	$ —
Principal Small Cap	—	$14.88	$ —
Templeton Global Bond VIP Class 1	—	$ 9.63	$ —
Thrivent All Cap Subaccount	—	$15.53	$ —
Thrivent Balanced Income Plus	—	$12.63	$ —
Thrivent Diversified Income Plus	—	$12.18	$ —
Thrivent ESG Index	952	$12.91	$12,288
Thrivent Global Stock	—	$14.00	$ —
Thrivent High Yield	—	$11.52	$ 26
Thrivent Income	—	$12.51	$ 11
Thrivent International Allocation	—	$11.34	$ —

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	—	$12.88	$ —
Thrivent Large Cap Growth	291	$21.52	$ 6,253
Thrivent Large Cap Index	—	$16.21	$ —
Thrivent Large Cap Value	—	$13.07	$ —
Thrivent Limited Maturity Bond	—	$10.97	$ —
Thrivent Low Volatility Equity	—	$13.03	$ —
Thrivent Mid Cap Growth	—	$14.88	$ —
Thrivent Mid Cap Index	—	$13.68	$ —
Thrivent Mid Cap Stock	—	$14.95	$ —
Thrivent Mid Cap Value	—	$13.26	$ —
Thrivent Money Market	—	$ 1.03	$ —
Thrivent Multidimensional Income	—	$11.70	$ —
Thrivent Opportunity Income Plus	—	$11.27	$ —
Thrivent Partner Emerging Markets Equity	—	$13.96	$ —
Thrivent Partner Healthcare	715	$15.89	$ 11,367
Thrivent Real Estate Securities	—	$11.70	$ —
Thrivent Small Cap Growth Subaccount	—	$17.99	$ —
Thrivent Small Cap Index	—	$13.49	$ —
Thrivent Small Cap Stock	—	$15.54	$ —
Vanguard® VIF Capital Growth	—	$16.15	$ —
Vanguard® VIF International	—	$20.23	$ —
Vanguard® VIF Short-Term Investment-Grade	—	$11.04	$ —
Vanguard® VIF Small Company Growth	—	$15.82	$ —
Vanguard® VIF Total Bond Market Index	1,908	$11.60	$ 22,137
Vanguard® VIF Total Stock Market Index	1,083	$16.29	$ 17,647
			$115,432

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Death Claims – Retirement Choice
American Funds IS® Global Growth Class 4	—	$12.46	$—
American Funds IS® Growth-Income Class 4	—	$11.72	$—
American Funds IS® International Growth and Income Class 4	—	$12.42	$—
American Funds IS® International Class 4	—	$12.78	$—
BlackRock Total Return V.I. Class III	—	$10.23	$—
Eaton Vance VT Floating-Rate Income Initial Share Class	—	$10.59	$—
Fidelity VIP Emerging Markets Service Class 2	—	$13.65	$—
Fidelity VIP Energy Service Class 2	—	$10.79	$—
Fidelity VIP International Capital Appreciation Service Class 2	—	$12.32	$—
Fidelity VIP Value Service Class 2	—	$13.13	$—
Franklin Small Cap Value VIP Class 2	—	$12.83	$—
Goldman Sachs VIT Core Fixed Income Service Shares	—	$10.18	$—
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	$12.84	$—
Janus Henderson VIT Enterprise Service Class	—	$12.76	$—
Janus Henderson VIT Forty Service Class	—	$12.50	$—
John Hancock Core Bond Trust Series II	—	$10.15	$—
John Hancock International Small Company Trust Series II	—	$12.78	$—
John Hancock Strategic Income Opportunities Trust Series II	—	$10.81	$—
MFS® VIT II – Core Equity Service Class	—	$12.10	$—
MFS® VIT III Global Real Estate Service Class	—	$11.59	$—
MFS® VIT III Mid Cap Value Service Class	—	$12.48	$—
MFS® VIT – New Discovery Series Service Class	—	$13.79	$—
MFS® VIT II Technology Service Class	—	$12.39	$—
MFS® VIT Value Series Service Class	—	$11.86	$—
PIMCO VIT Emerging Markets Bond Advisor Class	—	$10.89	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	$10.93	$—
PIMCO VIT Long-Term US Government Advisor Class	—	$ 9.67	$—
PIMCO VIT Real Return Advisor Class	—	$10.49	$—
Principal Capital Appreciation Class 2	—	$12.22	$—
Principal VC Equity Income Class 2	—	$12.40	$—
Putnam VT International Value Class 1B	—	$12.24	$—
Putnam VT Research Class 1B	—	$12.14	$—
Templeton Global Bond VIP Class 2	—	$ 9.96	$—
Thrivent Aggressive Allocation	—	$12.46	$—
Thrivent All Cap Subaccount	—	$12.57	$—
Thrivent Balanced Income Plus	—	$11.52	$—
Thrivent Diversified Income Plus	—	$11.05	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	—	$12.11	$—
Thrivent Global Stock	—	$12.27	$—
Thrivent Government Bond	—	$ 9.96	$—
Thrivent High Yield	—	$10.95	$—
Thrivent Income	—	$10.52	$—
Thrivent International Allocation	—	$11.99	$—
Thrivent International Index	—	$12.03	$—
Thrivent Large Cap Growth	—	$12.43	$—
Thrivent Large Cap Index	—	$12.14	$—
Thrivent Large Cap Value	—	$12.27	$—
Thrivent Limited Maturity Bond	—	$10.15	$—
Thrivent Low Volatility Equity	—	$11.06	$—
Thrivent Mid Cap Growth	—	$13.21	$—
Thrivent Mid Cap Index	—	$12.95	$—
Thrivent Mid Cap Stock	—	$13.38	$—
Thrivent Mid Cap Value	—	$12.90	$—
Thrivent Moderate Allocation	—	$11.42	$—
Thrivent Moderately Aggressive Allocation	—	$11.79	$—
Thrivent Moderately Conservative Allocation	—	$10.91	$—
Thrivent Money Market	—	$ 1.00	$—
Thrivent Multidimensional Income	—	$11.23	$—
Thrivent Opportunity Income Plus	—	$10.52	$—
Thrivent Partner Emerging Markets Equity	—	$14.02	$—
Thrivent Partner Healthcare	—	$11.39	$—
Thrivent Real Estate Securities	—	$10.90	$—
Thrivent Small Cap Growth Subaccount	—	$14.18	$—
Thrivent Small Cap Index	—	$13.47	$—
Thrivent Small Cap Stock	—	$14.32	$—
			$ -

PART C.    OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Form of Distribution Agreement with Registered Representatives	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(c)(ii)	Principal Underwriting Agreement by and Between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 20, 2006
(d)(i)	Contract	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(d)(ii)	Amendatory Agreement (Unisex Endorsement)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(d)(iii)	403(b) Tax Sheltered Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(iv)	Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010

Exhibit	Description	Filed Herewith / Incorporated by reference from
(d)(v)	Roth Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vi)	SIMPLE Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vii)	Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(d)(viii)	Amendatory Agreement (In force-Return Protection Allocations)	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(d)(ix)	Guaranteed Lifetime Withdrawal Benefit	Post-Effective Amendment No. 7 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on May 4, 2007
(d)(x)	Amendatory Agreement ICC13 WM-ZB-FPVA (Partial Annuitization Variable Annuity Account I 2002)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xi)	Amendatory Agreement ICC13 WM-ZC-FPVA (Partial Annuitization Variable Annuity Account I 2005)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xii)	Joint Guaranteed Lifetime Withdrawal Benefit New and In Force	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(i)	Joint Guaranteed Lifetime Withdrawal Benefit Election Application	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(ii)	Joint Guaranteed Lifetime Withdrawal Benefit Withdrawal Period	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(iii)	Contract Application Form	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005

Exhibit	Description	Filed Herewith / Incorporated by reference from
(e)(iv)	Application for Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(e)(v)	New Account Suitability Form	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(f)	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Filed Herewith
(p)	Powers of Attorney	Filed Herewith
(q)(i)	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(q)(ii)	Description of Offers to Exchange Variable Annuity Contracts (Revised February 14, 2014)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014
(q)(iii)	Description of Offers to Exchange Variable Annuity Contracts (Revised April 2014)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
(q)(iv)	Description of Offers to Exchange Variable Annuity Contracts (W-BC-FPVA-05 only)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director

Name and Principal Business Address	Positions and Offices with Depositor
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	Executive Vice President, Chief Financial Officer and Treasurer
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Paul R. Johnston (Interim)	Executive Vice President, Chief Human Resource Officer
Lisa J. Flanary	Executive Vice President, Chief Growth Officer
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Education Funding, LLC[2]	Special purpose entity	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC3	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Trust Company of Tennessee, Inc.[2]	Public trust company	Tennessee
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
North Meadows Investment, Ltd.[1]	Real estate development and investment corporation	Wisconsin
White Rose GP I, LLC[4,7]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,8]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,9]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,12]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,13]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,15]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,16]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,18]	General partner	Delaware
Thrivent White rose Fund V Equity Direct, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,21]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[5,22]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,31]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,45]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 46	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,47]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,48]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,49]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,50]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[6]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund and Twin Bridge Narrow Gate Fund limited partnerships.
7
Thrivent Financial has a 75.503% ownership interest.
8
Thrivent Financial has a 99.311% ownership interest.
[9]	Thrivent Financial has a 99.829% ownership interest.
[10]	Thrivent Financial has a 67.877% ownership interest.
[11]	Thrivent Financial has a 99.831% ownership interest.
[12]	Thrivent Financial has a 67.995% ownership interest.
[13]	Thrivent Financial has a 99.269% ownership interest.
[14]	Thrivent Financial has a 99.815% ownership interest.
[15]	Thrivent Financial has a 66.044% ownership interest.
[16]	Thrivent Financial has a 98.936% ownership interest.
[17]	Thrivent Financial has a 99.828% ownership interest.
[18]	Thrivent Financial has a 64.508% ownership interest.
[19]	Thrivent Financial has a 99.054% ownership interest.
[20]	Thrivent Financial has a 99.820% ownership interest.
[21]	Thrivent Financial has a 30.854% ownership interest.
[22]	Thrivent Financial has a 98.975% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.

[31]	Thrivent Financial has a 98.620% ownership interest.
32
Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
34
Thrivent Financial has a 98.296% ownership interest.
35
Thrivent Financial has a 99.881% ownership interest.
36
Thrivent Financial has a 17.500% ownership interest.
37
Thrivent Financial has a 98.582% ownership interest.
38
Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 22.500% ownership interest.
40
Thrivent Financial has a 99.112% ownership interest.
41
Thrivent Financial has a 99.919% ownership interest.
42
Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 99.933% ownership interest.
44
Thrivent Financial has a 98.593% ownership interest.
45
Thrivent Financial has a 99.732% ownership interest.
46
Thrivent Financial has a 99.112% ownership interest.
47
Thrivent Financial has a 23.000% ownership interest.
48
Thrivent Financial has a 99.683% ownership interest.
49
Thrivent Financial has a 19.000% ownership interest.
50
Thrivent Financial has a 99.900% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President & Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director, Affiliate Finance, CFO and Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nighbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Management Services
Not Applicable.

Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-89488, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the state of Minnesota on the 26th day of April, 2021.
Thrivent Variable Annuity Account I (Registrant)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2021
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP
EX (o)	Initial Summary Prospectus
EX (p)	Powers of Attorney